As filed with the Securities and Exchange Commission on February 24, 2006

                        Registration Nos. 2-75503, 811-03364


                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             (X)

                        Pre-Effective Amendment No.                          ( )
                        Post-Effective Amendment No.  86                     (X)

                                       and/or

                          REGISTRATION STATEMENT UNDER THE INVESTMENT        (X)
                                COMPANY ACT OF 1940

                                 Amendment No.  86                           (X)

                               MAXIM SERIES FUND, INC.
                 (Exact Name of Registrant as Specified in Charter)
                                8515 E. Orchard Road
                         Greenwood Village, Colorado  80111

         Registrant's Telephone Number, including Area Code:  (303) 737-3000

                                Raymond L. McFeetors
                        President and Chief Executive Officer
                     Great-West Life & Annuity Insurance Company
                                8515 E. Orchard Road
                          Greenwood Village, Colorado 80111
                      (Address of Principal Executive Offices)

                       (Name and Address of Agent for Service)

                            Copies of Communications to:
                              James F. Jorden, Esquire
                                   Jorden Burt LLP
                           1025 Thomas Jefferson St. N. W.
                                    Suite 400 East
                             Washington, D.C. 20007-5208

   It is proposed that this filing will become effective (check appropriate box)

        ____ immediately upon filing pursuant to paragraph (b) of Rule 485 on _________________, pursuant to paragraph (b) of Rule 485 _X__ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 on _________________, pursuant to paragraph (a)(1) of Rule 485 ____ 75 days after filing pursuant to paragraph (a)(2) of Rule 485 on _________________, pursuant to paragraph (a)(2) of Rule 485.

   If appropriate, check the following:
        ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio                         Maxim Bernstein International Equity Portfolio
Maxim Loomis Sayles Bond Portfolio                   Maxim INVESCO ADR Portfolio
Maxim U.S. Government Securities Portfolio           Maxim MFS(R) International Growth Portfolio
Maxim Short Duration Bond Portfolio
Maxim U.S. Government Mortgage                       Maxim T. Rowe Price Equity/Income Portfolio
   Securities Portfolio                              Maxim Janus Large Cap Growth Portfolio
Maxim Global Bond Portfolio
Maxim Federated Bond Portfolio                       Maxim Ariel Small-Cap Value Portfolio
Maxim Salomon Brothers High Yield Bond Portfolio     Maxim Trusco Small-Cap Growth Portfolio
                                                     Maxim Loomis Sayles Small-Cap Value Portfolio
Maxim Ariel MidCap Value Portfolio
Maxim T. Rowe Price MidCap Growth Portfolio          Maxim Aggressive Profile I Portfolio
                                                     Maxim Moderately Aggressive Profile I Portfolio
Maxim Stock Index Portfolio                          Maxim Moderate Profile I Portfolio
Maxim Index 600 Portfolio                            Maxim Moderately Conservative Profile I Portfolio
Maxim Value Index Portfolio                          Maxim Conservative Profile I Portfolio
Maxim Growth Index Portfolio                         Maxim Aggressive Profile II Portfolio
Maxim Bond Index Portfolio                           Maxim Moderately Aggressive Profile II Portfolio
Maxim S&P 500 Index(R) Portfolio                     Maxim Moderate Profile II Portfolio
                                                     Maxim Moderately Conservative Profile II Portfolio
                                                     Maxim Conservative Profile II Portfolio


                               (the "Portfolios")
                                ----------------
                             8515 East Orchard Road
                           Greenwood Village, CO 80111
                                 (800) -537-2033

This Prospectus describes thirty-four portfolios, twenty-one of which are "Equity Portfolios," and thirteen of which are "Debt Portfolios" (including the Money Market Portfolio). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as investment adviser to each of the Portfolios. Several of the Portfolios are managed on a day-to-day basis by "Sub-Advisers" hired by MCM.

Each Portfolio is a series of the Maxim Series Fund, Inc. (the "Fund"). Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolios directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about each Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.


                   The date of this Prospectus is May __, 2006

The Portfolios at a Glance............................................................XX
         Maxim Money Market Portfolio.................................................XX
         Maxim Bond Portfolios........................................................XX
         Maxim Debt Index Portfolio...................................................XX
         Maxim Foreign Debt Portfolio.................................................XX
         Maxim Small-Cap Portfolios...................................................XX
         Maxim MidCap Portfolios......................................................XX
         Maxim Foreign Equity Portfolios..............................................XX
         Maxim Domestic Equity Portfolios.............................................XX
         Maxim Equity Index Portfolios................................................XX
         Maxim Profile Portfolios.....................................................XX

Fees and Expenses.....................................................................XX

Examples..............................................................................XX

More Information About the Portfolios.................................................XX
         The Equity Portfolios........................................................XX
         The Debt Portfolios..........................................................XX
         The Money Market Portfolio, Money Market Instruments
         and Temporary Investment Strategies..........................................XX

         Other Investment Practices...................................................XX
         Foreign Securities...........................................................XX
         Derivatives..................................................................XX
         Other Risk Factors Associated with the Portfolios............................XX

Management of the Portfolios..........................................................XX

Important Information About Your Investment...........................................XX
         Investing in the Portfolios..................................................XX
         Pricing Shares...............................................................XX
         Dividends and Capital Gains Distributions....................................XX
         Frequent Purchases and Redemptions of Fund Shares............................XX
         Tax Consequences.............................................................XX

Legal Proceedings.....................................................................XX

Financial Highlights..................................................................XX

Additional Information................................................................XX

                           THE PORTFOLIOS AT A GLANCE

The following information about each Portfolio is only a summary of important information you should know. More detailed information about the Portfolios' investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in any of the Portfolios.

THE MAXIM MONEY MARKET PORTFOLIO

The investment objective for this Portfolio is to:

o Seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal investment strategies.  This Portfolio will:

o Invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

o Invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated securities of comparable quality).

o        Invest in securities which are only denominated in U.S. dollars.

The principal investment risks for this Portfolio include:

Possible loss of money
o You should know that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them. For example, the Portfolio could lose money if a security purchased by the Portfolio is downgraded and the Portfolio must sell the security at less than the cost of the security.

Interest rate risk
o The market value of a money market instrument is affected by changes in interest rates. Generally, the longer the maturity of a security, the greater is interest rate risk. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which can be purchased by the Portfolio will have higher yields.

Credit Risk
o A money market instrument's value can be affected by changes in its credit quality rating or its issuer's financial conditions. An issuer may default on its obligation to pay principal and/or interest, potentially reducing the Portfolio's income level and share price. While the risk of default is generally considered remote for any securities guaranteed by the U.S. Government, not all the Portfolio's securities carry this guarantee; some are guaranteed only by the agency or instrumentality that issues them and corporate debt securities carry no guarantee. Also, any guarantees on securities the Portfolio owns do not extend to shares of the Portfolio itself.

Other Risks
o When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]



1996     5.04%
1997     5.24%
1998     5.15%
1999     4.81%
2000     6.07%
2001     3.80%
2002     1.40%
2003     0.73%
2004     0.94%
2005     XX%

During the periods shown in the chart for the Maxim Money Market Portfolio, the highest return for a quarter was XX% (quarter ending XX)and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for the one year, five years and ten years for the period ended December 31, 2005:

                                            One Year   Five Years     Ten Years
Maxim Money Market Portfolio                XX%           XX%             XX%


The inception date for the Maxim Money Market Portfolio was February 25, 1982.

Yield
Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.


As of December 31, 2005, the Money Market Portfolio's 7-day yield and its effective yield were:

                                    7-Day Yield          Effective Yield
Maxim Money Market Portfolio            XX%                    XX%

MAXIM BOND PORTFOLIOS

Maxim Short Duration Bond Portfolio

The investment objective of this Portfolio is to:

o Seek maximum total return that is consistent with preservation of capital and liquidity.

Principal investment strategies.  This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds.

o    Select securities based on relative value, maturity, quality and sector.

o Maintain an actively managed portfolio of bonds selected from several categories including:

     o    U.S. Treasuries and Agency securities;
     o    Commercial and residential mortgage-backed securities;
     o    Asset-backed securities; and
     o    Corporate bonds.

o    Maintain a weighted average quality of A or higher.

o Maintain average duration between 1 to 3 years based on the adviser's forecast for interest rates.

o Invest up to 20% in securities of below investment grade quality ("high yield/high risk" or "junk") bonds.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.
o Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates, usually making it more volatile than debt securities with shorter durations.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.
o High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.


Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year


[OBJECT OMITTED]
1997     6.14%
1998     6.36%
1999     3.37%
2000     7.24%
2001     7.91%
2002     6.16%
2003     3.22%
2004     2.12%
2005     XX%

During the periods shown in the chart for the Maxim Short Duration Bond Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2005:
                                                                       Since
                                       One Year      Five Years      Inception
Maxim Short Duration Bond Portfolio      XX%             XX%            XX%
Lehman 1-3 Year Credit Bond Index        XX%             XX%            XX%


The inception date for the Maxim Short Duration Bond Portfolio was August 1,
1995.

The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim U.S. Government Securities Portfolio

The investment objective of this Portfolio is to:

o Seek the highest level of return consistent with preservation of capital and substantial credit protection.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

o Focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.

o Invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

o Invest in U.S. Treasury bills, notes or bonds or in certificates (which are fully backed by the U.S. Government) representing individual interests in pools of these types of U.S. Treasury securities.

o Invest in dollar rolls and/or mortgage dollar rolls with up to 20% of its net assets. In a dollar roll transaction, the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type and coupon) on a specified future date from the same party. In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a substantially similar security from the same party at a set price at a specified later date. Dollar rolls and mortgage dollar rolls involve the risk that the market value of the securities that the Portfolio is committed to buy may decline below the price of the securities the Portfolio has sold.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.

Prepayment Risk
o When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

Liquidity Risk
o The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]


1996     3.92%
1997     8.51%
1998     7.24%
1999     0.30%
2000    10.58%
2001     7.07%
2002     9.81%
2003     2.57%
2004     3.90%
2005     XX%


During the periods shown in the chart for the Maxim U.S. Government Securities Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2005:

                                           One Year    Five Years     Ten Years

Maxim U.S. Government Securities Portfolio    XX%         XX%            XX%
Lehman Aggregate Bond Index                   XX%         XX%            XX%

The inception date for the Maxim U.S. Government Securities Portfolio was April 8, 1985.

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim U.S. Government Mortgage Securities Portfolio

The investment objective of this Portfolio is to:

o Seek the highest level of return consistent with preservation of capital and substantial credit protection

Principal investment strategies.  This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage related securities that have been issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

o Focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.

o Invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

o Invest in dollar rolls and/or mortgage dollar rolls with up to 20% of its net assets. In a dollar roll transaction, the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type and coupon) on a specified future date from the same party. In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a substantially similar security from the same party at a set price at a specified later date. Dollar rolls and mortgage dollar rolls involve the risk that the market value of the securities that the Portfolio is committed to buy may decline below the price of the securities the Portfolio has sold.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.


Prepayment Risk
o When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

Liquidity Risk
o The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.


Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]


1996     4.29%
1997     8.64%
1998     7.12%
1999     0.51%
2000    10.71%
2001     7.13%
2002     9.83%
2003     2.52%
2004     3.44%
2005     XX%


During the periods shown in the chart for the Maxim U.S. Government Mortgage Securities Portfolio, the highest return for a quarter was XX% (quarter ending
XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years and ten years for the period ended December 31, 2005:

                                                                 One Year       Five Years       Ten Years
Maxim U.S. Government Mortgage Securities Portfolio                XX%              XX%             XX%
Lehman Aggregate Bond Index                                        XX%              XX%             XX%

The inception date for the Maxim U.S. Government Mortgage Securities Portfolio was December 1, 1992.

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Salomon Brothers High Yield Bond Portfolio (Sub-Adviser: Salomon Brothers Asset Management Inc)

The investment objective of this Portfolio is to:

o Seek to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Principal investment strategies.

o Under normal circumstances, this Portfolio will invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield/high-risk ("junk") bonds and convertible and preferred securities rated below investment grade and related investments.

o High yield bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization. The Portfolio defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations; structured debt obligations; and convertible bonds, provided they are unrated or rated below investment grade. The Sub-Adviser does not have restrictions on the rating level of the securities in the Portfolio and may purchase and hold securities in default.

o Individual security selection is driven by the Sub-Adviser's economic view, industry outlook and credit analysis. The Sub-Adviser then selects those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risk presented by these securities. The Sub-Adviser allocates the Portfolio's investments across a broad range of issuers and industries, which can help to reduce risk. In evaluating the issuer's creditworthiness, the Sub-Adviser employs fundamental analysis and considers the following factors: the strength of the issuer's financial resources; the issuer's sensitivity to economic conditions and trends; the issuer's operating history; and the experience and track record of the issuer's management or political leadership.

o The Portfolio may also invest in foreign equity and debt securities without limit within the parameters of the Portfolio's specific investment policies.

o The Portfolio normally maintains an average effective duration of between 3 and 7 years.

o Although the Portfolio invests primarily in high yield debt securities, the Portfolio may also invest up to 20% of its assets in other securities, including, but not limited to, investment grade fixed income securities and equity and equity related securities.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

o Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.
o High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Preferred Stock Risk
o Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Liquidity Risk
o The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.


Portfolio Turnover Risk
The portfolio turnover rate for this Portfolio in 2005 was in excess of XX%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).


Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Derivatives and Hedging Techniques
o The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps.
o The Portfolio may use derivatives for any of the following purposes: as a substitute for buying or selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; to enhance the Portfolio's return as a non-hedging strategy that may be considered speculative.
o A derivative contract would obligate or entitle a portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on a portfolio's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the portfolio's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]


2004     9.36%
2005     XX%


During the periods shown in the chart for the Maxim Salomon Brothers High Yield Bond Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2005:
                                                    One Year     Since Inception
Maxim Salomon Brother High Yield Bond Portfolio     XX%          XX%
Lehman U.S. Corporate High Yield Bond Index         XX%          XX%
Citigroup High Yield Market Index                   XX%          XX%

The inception date for the Maxim Salomon Brothers High Yield Bond Portfolio was May 21, 2003. The Lehman U.S. Corporate High Yield Bond Index is an index generally representative of corporate bonds rated below investment-grade.

The Citigroup High Yield Market Index is a total rate-of-return index which captures the performance of below investment-grade debt issued by corporations domiciled in the United States or Canada.

Maxim Loomis Sayles Bond Portfolio (Sub-Adviser: Loomis, Sayles & Company, L.P.)

The investment objective of this Portfolio is to:

o Seek high total investment return through a combination of current income and capital appreciation.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.

o Focus on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Portfolio, and maximum total return potential.

o    Invest up to 20% in preferred stock and convertible preferred stock.

o Invest up to 20% of its total assets in foreign securities; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 20% limitation.

o Invest up to 35% of its total assets in securities of below investment grade quality ("high yield/high risk" or "junk") bonds.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.
o Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates, usually making it more volatile than debt securities with shorter durations.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.
o High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Preferred Stock Risk
o Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Liquidity Risk
o The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]


1996     10.35%
1997     12.70%
1998      3.43%
1999      4.87%
2000      4.60%
2001      2.57%
2002     11.08%
2003     30.10%
2004     10.98%
2005     XX%


During the periods shown in the chart for the Maxim Loomis Sayles Bond Portfolio, the highest return for a quarter was XX% (quarter ending XX)) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years and ten years for the period ended December 31, 2005:
                                            One Year      Five Years   Ten Years
Maxim Loomis Sayles Bond Portfolio            XX%             XX%          XX%
Merrill Lynch Corporate/Government Index      XX%             XX%          XX%

The inception date for the Maxim Loomis Sayles Bond Portfolio was November 1, 1994.

The Merrill Lynch Corporate/Government Index is comprised of U.S. Government issued bonds and investment-grade or better, dollar-denominated, publicly-issued corporate bonds with 1-10 years remaining until maturity.

Maxim Federated Bond Portfolio (Sub-Adviser: Federated Investment Management Company, "Federated")

The investment objective of this Portfolio is to:

o Seek to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.


Principal investment strategies.  This Portfolio:

o Under normal circumstances, will invest primarily in a diversified portfolio of investment grade fixed-income securities at the time of purchase, including mortgage-backed securities, corporate debt securities and U.S. government obligations. A portion of the portfolio may also be invested in foreign investment-grade debt securities and domestic or foreign non-investment-grade securities. Domestic non-investment-grade debt securities include both convertible and high-yield corporate debt securities. Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment-grade and foreign investment-grade debt securities. The foreign debt securities in which the portfolio may invest may be denominated in either foreign currency or in U.S. Dollars.


o Investment grade securities are rated BBB or higher by Standard & Poor's or have a comparable rating from another nationally recognized statistical rating organization ("NRSRO"), or if unrated, are of comparable quality as determined by the Sub-Adviser based on its credit assessment that the security is comparable to investment grade. Non-investment-grade securities are rated BB or lower by Standard & Poor's or have a comparable rating from another NRSRO, or are of comparable quality if unrated. If a security is downgraded below the minimum quality grade discussed above, the Sub-Adviser will re-evaluate the security, but will not be required to sell it.


o May opportunistically invest in derivative contracts, such as swaps, options, futures and forward contracts, to efficiently implement the Portfolio's overall investment strategies. The following examples illustrate some, but not all, of the specific ways in which the Portfolio may use derivative contracts. First, the sub-advisor may use derivatives to increase or decrease the Portfolio's exposure to an underlying asset without actually buying or selling the asset. Second, the Portfolio may invest in derivatives that are designed to have risk/return characteristics similar to an index, such as the Portfolio's benchmark or another diversified basket of individual securities, as a way to quickly or cost effectively adjust the Portfolio's exposure to a sector of the fixed income market. Third, Portfolio sub-adviser may use derivatives to obtain exposure to an issuer that does not have publicly traded debt. Fourth, the Portfolio may enter into combinations of derivative contracts in an attempt to benefit from changes in the prices of those derivative contracts (without regard to changes in the value of the security, index or currency underlying the derivative). Finally, the Portfolio sub-Adviser may use derivatives to implement the Portfolio's hedging strategies, as more fully described below. There is no guarantee that any investment strategy involving the use of derivatives will work as intended. The Fund may trade in the following types of derivative contracts, including combinations thereof: futures contracts; options, including call and put options; swaps; caps and floors; interest rate swaps; total rate of return swaps; credit default swaps; hybrid instruments; credit-linked notes; and hedging;


o Allocate relatively more of the portfolio holdings to the sector that the sub-adviser expects to offer the best balance between total return and risk.

o Provide the appreciation component of total return by selecting those securities whose prices will, in the sub-adviser's opinion, benefit from anticipated changes in economic and market conditions.

o Lengthen or shorten duration from time to time based on the sub-adviser's interest rate outlook; however, the Portfolio has no set duration parameters.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.
o Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates, usually making it more volatile than debt securities with shorter durations.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.
o High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Prepayment Risk
o When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

Liquidity Risk
o The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Risk of Foreign Investing
o Because the portfolio invests in securities issued by foreign companies, the portfolio's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.


 Risks of Investing in Derivative Contracts and Hybrid Instruments
o The Portfolio's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Portfolio invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in Portfolio holdings. Third, there is a risk that derivatives contracts and hybrid instruments may be mispriced or improperly valued and, as a result, the Portfolio may need to make increased cash payments to the counterparty. Finally, derivative contracts and hybrid instruments may cause the Portfolio to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts and hybrid instruments may also involve other risks such as stock market, credit, liquidity and leverage risks.


Portfolio Performance Data
  The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]


2004     3.38%
2005     XX%

During the periods shown in the chart for the Maxim Federated Bond Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2005:

                                              One Year     Since Inception
Maxim Federated Bond Portfolio                  XX%              XX%
Lehman Aggregate Bond Index                     XX%              XX%


The inception date for the Maxim Federated Bond Portfolio was May 21, 2003.

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

MAXIM DEBT INDEX PORTFOLIO

Maxim Bond Index Portfolio
The investment objective for this Portfolio is to:

o Seek investment results that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index ("Lehman Index").

Principal Investment Strategies. The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in:

o    Securities of the Lehman Index, and

o A portfolio of securities using sampling techniques designed to give the Portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on futures contracts.

The principal investment risks for the Portfolio include:

Index Risk
o It is possible the Lehman Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Lehman Index.

Tracking Error Risk
o Several factors will affect the Portfolio's ability to precisely track the performance of the Lehman Index. For example, unlike the Lehman Index, which is an unmanaged group of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio's total return. In addition, the Portfolio will own less than all the securities of the Lehman Index, which also may cause a variance between the performance of the Portfolio and the Lehman Index.

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market values rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligations to pay principal and/or interest.

Derivative Risk
o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.
o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Liquidity Risk
o The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]


1996     3.13%
1997     6.85%
1998     7.08%
1999    -0.31%
2000    11.28%
2001     7.52%
2002     9.69%
2003     3.08%
2004     3.28%
2005     XX%

During the periods shown in the chart of the Maxim Bond Index Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX%).

The average annual total return for one year, five years and ten years for the period ended December 31, 2005:

                                One Year       Five Years       Ten Years
Maxim Bond Index Portfolio        XX%             XX%              XX%
Lehman Aggregate Bond Index       XX%             XX%              XX%

The inception date for the Maxim Bond Index Portfolio was December 1, 1992.

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

MAXIM FOREIGN DEBT PORTFOLIO

Maxim Global Bond Portfolio (Sub-Adviser: Standish Mellon Asset Management)

The investment objective of this Portfolio is to:

o    Seek highest total return consistent with a reasonable degree of risk.

Principal investment strategies.  This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds of issuers located throughout the world.

o    Ordinarily invest in at least three countries.

o Hold foreign currencies and attempt to profit from fluctuations in currency exchange rates.

o Invest primarily in bonds rated investment grade or the unrated equivalent as determined by the Sub-Advisor.

o Invest up to 35% of its total assets in below investment grade bonds ("high yield/high risk" or "junk") bonds.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market values rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligations to pay principal and/or interest.
o High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Derivative Risk
o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.
o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Liquidity Risk
o The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.


Portfolio Turnover Risk
o The portfolio turnover rate for this Portfolio in 2005 was in excess of XX%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).



Non-Diversification Risk
o The Portfolio is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector.


Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.


Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year


[OBJECT OMITTED]
2000     9.02%
2001     3.41%
2002    10.54%
2003     7.36%
2004     4.84%
2005     XX%

During the periods shown in the chart for the Maxim Global Bond Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2005:

                                   One Year   Five Years         Since Inception
Maxim Global Bond Portfolio          XX%          XX%                 XX%
CitigroupWorld Government Index      XX%          XX%                 XX%

The inception date for the Maxim Global Bond Portfolio was July 26, 1999.

The CitigroupWorld Government Index is a market-capitalization-weighted benchmark that tracks the performance of the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. The benchmark is fully hedged to U.S. dollars.

MAXIM SMALL-CAP PORTFOLIOS

Maxim Ariel Small-Cap Value Portfolio (Sub-Adviser: Ariel Capital Management,
LLC)

The investment objective of this Portfolio is to:

o    Seek long-term capital appreciation.

Principal investment strategies.  This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small ($1.82 billion and below) or medium/small ($1.82 billion to $4.48 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase.

o Emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio also currently observes the following operating policies:

o Actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with a poor environmental record.

o Not investing in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

The principal investment risks for this Portfolio include:

Small Company Risk
o The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1996     17.94%
1997     27.86%
1998      8.28%
1999     -5.80%
2000     26.65%
2001     15.66%
2002     -6.27%
2003     29.24%
2004     22.17%
2005     XX%

During the periods shown in the chart for the Maxim Ariel Small-Cap Value Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five and ten years for the period ended December 31, 2004:
                                        One Year      Five Years      Ten Years
Maxim Ariel Small-Cap Value Portfolio      XX%            XX%            XX%
Russell 2000 Index                         XX%            XX%            XX%

The inception date for the Maxim Ariel Small-Cap Value Portfolio was December 1, 1993.

The Russell 2000 Index is a list compiled by the Frank Russell Company that is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks.

Maxim Loomis Sayles Small-Cap Value Portfolio (Sub-Adviser: Loomis, Sayles & Company, L.P.)

The investment objective of this Portfolio is to:

o    Seek long-term capital growth.

Principal investment strategies.   This Portfolio will:
o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000 Index.

o Seek to build a core small-cap portfolio of common stocks of solid companies that the sub-adviser believes are under-valued in the market.

o Opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery.

o Invest the remainder of its available net assets in securities of companies with market capitalizations outside of the Russell 2000 Index market capitalization range.

The principal investment risks for this Portfolio include:

Small Company Risk
o The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1996     30.09%
1997     24.50%
1998     -2.28%
1999     -0.43%
2000     23.74%
2001     14.36%
2002    -14.49%
2003     34.28%
2004     22.16%
2005     XX%

During the periods shown in the chart for the Maxim Loomis Sayles Small-Cap Value Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2005:
                                               One Year  Five Years    Ten Years
Maxim Loomis Sayles Small-Cap Value Portfolio    XX%         XX%          XX%
Russell 2000 Index                               XX%         XX%          XX%

The inception date for the Maxim Loomis Sayles Small-Cap Value Portfolio was November 1, 1994.

The Russell 2000 Index is a list compiled by the Frank Russell Company that is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks.


Maxim Trusco Small-Cap Growth Portfolio (Sub-Adviser: Trusco Capital Management, Inc. ("Trusco")

The investment objective of this Portfolio is to:

o    Seek long-term capital growth.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.

o When consistent with the Portfolio's investment objectives and investment strategies, the Portfolio will invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion.

o Identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they:

     o    are determined to be in the developing stages of their life cycle, and
     o have demonstrated, or are expected to achieve, long-term earnings growth.

o Invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation.

The principal investment risks for this Portfolio include:

Small Company Risk
o The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Sector Risk
o Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio's holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A Portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Over-the-Counter Risk
o Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.


Portfolio Turnover Risk
 o The portfolio turnover rate for this Portfolio in 2005 was in excess of XX%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).


Short Sales Risk
o The Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1996     26.73%
1997     18.70%
1998     17.62%
1999     80.78%
2000    -12.38%
2001    -22.85%
2002    -30.95%
2003     30.95%
2004      5.99%
2005     XX%

During the periods shown in the chart for the Maxim Trusco Small-Cap Growth Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2005:
                                         One Year     Five Years      Ten Years
Maxim Trusco Small-Cap Growth Portfolio     XX%          XX%             XX%
Russell 2000 Growth Index                   XX%          XX%             XX%

The inception date for the Maxim Trusco Small-Cap Growth Portfolio was November 1, 1994.

The Russell 2000 Growth Index is list compiled by the Frank Russell Company that is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks.

MAXIM MIDCAP PORTFOLIOS

Maxim T. Rowe Price MidCap Growth Portfolio (Sub-Adviser: T. Rowe Price Associates, Inc.)


The investment objective of this Portfolio is to:

o    Seek long-term capital appreciation.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the Standard & Poor's 400 MidCap Index or the Russell MidCap Growth Index (approximately $344 million to $34.5 billion as of December 31, 2004). The Portfolio has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the S&P MidCap 400 Index, and the Russell MidCap Growth Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges.

o Emphasize companies whose earnings are expected to grow at a faster rate than the average mid-cap company. Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, stocks will be selected by using the Sub-Adviser's fundamental research, which encompasses both qualitative and quantitative analysis. The Portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

o    Select stocks using a growth approach and invest in companies that:
     o    offer proven products or services;
     o    have a historical record of above-average earnings growth;
     o    demonstrate potential for sustained earnings growth;
     o    operate in industries experiencing increasing demand; or
     o    are believed to be undervalued in the market place.

o    Invest up to 25% of its total assets in foreign securities.

o In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

o While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio objectives. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk
o The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivative Risk
o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.
o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]
1998     22.23%
1999     24.60%
2000      7.34%
2001     -1.12%
2002    -21.98%
2003     37.81%
2004     18.09%
2005     XX%

During the periods shown in the chart for the Maxim T. Rowe Price MidCap Growth Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2005:
                                                                        Since
                                              One Year   Five Years   Inception
Maxim T. Rowe Price MidCap Growth Portfolio     XX%          XX%         XX%
S&P MidCap 400 Index                            XX%          XX%         XX%

The inception date for the Maxim T. Rowe Price MidCap Growth Portfolio was July 1, 1997.

The S&P MidCap 400 Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $3.4 billion.

Maxim Ariel MidCap Value Portfolio  (Sub-Adviser: Ariel Capital Management, LLC)

The investment objective of this Portfolio is to:

o    Seek long-term capital appreciation.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small ($1.82 billion to $4.48 billion) medium ($4.48 billion to $13.88 billion) or medium/large ($13.88 billion to $53.12 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase.
o Emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio also currently observes the following operating policies:

o Actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with a poor environmental record.

o Not investing in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk
o The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Value Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1996      5.96%
1997     12.95%
1998     33.77%
1999      0.26%
2000     18.69%
2001     18.20%
2002    -10.77%
2003     29.57%
2004     12.28%
2005     XX%

During the periods shown in the chart for the Maxim Ariel MidCap Value Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five and ten years for the period ended December 31, 2005:

                                     One Year      Five Years       Ten Years
Maxim Ariel MidCap Value Portfolio     XX%            XX%              XX%
Russell MidCap Index                   XX%            XX%              XX%

The inception date for the Maxim Ariel MidCap Value Portfolio was January 3,
1994.

The Russell MidCap Index represents the bottom 800 companies from the Russell 1000 Index, a list compiled by the Frank Russell Company of the top 1000 U.S. companies by market capitalization. The bottom 800 companies represent approximately 35% of the total market capitalization value of the Russell 1000.

MAXIM FOREIGN EQUITY PORTFOLIOS

Maxim Bernstein International Equity Portfolio (Sub-Adviser: Alliance Capital Management, L.P. ("Bernstein"))

The investment objective of this Portfolio is to:

o    Seek long-term capital growth.

Principal investment strategies.  This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.

o Under normal circumstances, invest primarily in companies located outside the U.S., including those in emerging markets.

o Focus on the market price of a company's securities relative to the company's potential long-term earnings, asset value and cash flow potential. The company's historical value measures including price/earnings ratio, profit margins and liquidation value will also be considered, but are not limiting factors.

The principal investment risks for this Portfolio include:

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1996     19.59%
1997      1.99%
1998     -5.00%
1999     29.91%
2000      1.64%
2001    -10.44%
2002    -18.02%
2003     35.34%
2004     18.85%
2005     XX%

During the periods shown in the chart for the Maxim Bernstein International Equity Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five and ten years for the period ended December 31, 2005:

                                                 One Year  Five Years  Ten Years
Maxim Bernstein International Equity Portfolio      XX%       XX%        XX%
MSCI EAFE Index                                     XX%       XX%        XX%

The inception date for the Maxim Bernstein International Equity Portfolio was December 1, 1993.

The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

Maxim INVESCO ADR Portfolio (Sub-Adviser: INVESCO Global Asset Management (N.A.), Inc.)

The investment objective of this Portfolio is to:

o Seek high total return through capital appreciation and current income, while reducing risk through diversification.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depository Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission ("SEC") and traded in the U.S.
o Select stocks in the Portfolio from approximately 2,200 large and medium-sized capitalization foreign companies.
o Analyze potential investments through computer analysis which compares current stock price to measures such as:
o    book value,
o    historical return on equity,
o    company's ability to reinvest capital,
o    dividends, and
o    dividend growth.
o    utilize a global sector based approach to company research

The principal investment risks for this Portfolio include:

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1996      21.17%
1997      12.08%
1998      10.64%
1999      22.67%
2000     -10.16%
2001     -16.50%
2002     -13.16%
2003      31.30%
2004      19.64%
2005     XX%

During the periods shown in the chart for the Maxim INVESCO ADR Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years, and ten years and since inception of the Portfolio for the period ended December 31, 2005:

                                  One Year     Five Years        Ten Years
Maxim INVESCO ADR Portfolio         XX%           XX%               XX%
MSCI EAFE Index                     XX%           XX%               XX%

The inception date for the Maxim INVESCO ADR Portfolio was November 1, 1994.

The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.


Maxim MFS(R) International Growth Portfolio (Sub-Adviser: Massachusetts Financial Services Company, "MFS")


The investment objective of this Portfolio is to:

o    Seek long-term growth of capital.

Principal investment strategies.  This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depository receipts of foreign (including emerging market) issuers.

o Under normal circumstances, invest in at least three different countries. A company's principal activities are determined to be located in a particular country if the company is:

     o Organized under the laws of, and maintains a principal office in, a country
     o    Has its principal securities trading market in a country
     o Derives 50% of its total revenues from goods sold or services performed in the country; or
     o    Has 50% or more of its assets in the country.

o Focus on foreign companies that the Sub-Advisor believes have above average growth potential. The Sub-Advisor generally looks for companies which demonstrate:
     o    A strong franchise, strong cash flows, and a recurring revenue stream.
     o    A catalyst that may accelerate growth.
     o    A strong management team with a clearly defined strategy; and
     o    A solid industry position, where there is:
          o    Potential for high profit margins; and
          o    Substantial barriers to new entry in the industry.

o Select securities based on a bottom-up investment style using fundamental analysis such as analysis of a company's earnings, cash flows, competitive position and management's abilities.

o The Portfolio may also invest in securities traded in the over-the-counter ("OTC") market.

The principal investment risks for this Portfolio include:

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Preferred Stock Risk
o Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Geographic Concentration Risk
o When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging market countries.

Over-the-Counter Risk
o OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Possible Loss of Money

o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

2004    19.57%
2005     XX%

During the periods shown in the chart for the Maxim MFS(R) International Growth Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2005:

                                                  One Year     Since Inception
Maxim MFS(R) International Growth Portfolio         XX%              XX%
MSCI World IndexSM                                  XX%              XX%

The inception date for the Maxim MFS(R) International Growth Portfolio was May 21, 2003.

The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.


MAXIM DOMESTIC EQUITY PORTFOLIOS

Maxim T. Rowe Price Equity/Income Portfolio (Sub-Adviser: T. Rowe Price Associates, Inc.)


The investment objective of this Portfolio is to:

o    Seek substantial dividend income and also long-term capital appreciation.

Principal investment strategies.   This  Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

o Emphasize companies with favorable prospects for increasing dividend income and capital appreciation.

o    Invest in companies which have some of the following characteristics:
     o    established operating histories
     o above-average current dividend yields relative to Standard & Poor's 500 Stock Index
     o    sound balance sheets and other financial characteristics
     o    low price/earnings ratio relative to the S&P 500 Index
     o low stock price relative to a company's underlying value as measured by assets, earnings, cash flow or business franchises.

o    Invest up to 25% of its total assets in foreign securities.

o In pursuing its investment objective, the Portfolio's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

o While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio objectives. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The principal investment risks for this Portfolio include:

Value Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivative Risk
o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.
o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1996     19.39%
1997     28.82%
1998      8.93%
1999      3.39%
2000     12.90%
2001      1.66%
2002    -13.06%
2003     25.64%
2004     15.03%
2005     XX%

During the periods shown in the chart for the Maxim T. Rowe Price Equity/Income Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2005:
                                               One Year   Five Years   Ten Years
Maxim T. Rowe Price Equity/Income Portfolio       XX%         XX%          XX%
S&P 500 Index(R)                                  XX%         XX%          XX%

The inception date for the Maxim T. Rowe Price Equity/Income Portfolio was November 1, 1994.


The S&P 500 Index(R) is comprised of the stocks that make up the S&P 500 and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.



Maxim Janus Large Cap Growth Portfolio (Sub-Adviser: Janus Capital Management
LLC)

The investment objective of this Portfolio is to:

o    Seek long-term growth of capital.

Principal investment strategies.  This Portfolio will:

o Under normal circumstances, invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalization of $7 billion or more at the time of purchase.

o Under normal circumstances, concentrate in a core group of 20-30 common stocks.

o Seek attractive investment opportunities consistent with the Portfolio's investment policies by looking at companies one at a time. If the portfolio manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

o invest in foreign equity and debt securities without limit within the parameters of the Portfolio's specific investment policies.

o invest in high-yield/high risk ("junk") bonds up to 20% of the Portfolio's net assets at the time of purchase.

The principal investment risks for this Portfolio include:

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Sector Risk
o Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio's holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A Portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.
o Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates, usually making it more volatile than debt securities with shorter durations.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.
o High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

Liquidity Risk
o The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED

2004    18.57%
2005     XX%

During the periods shown in the chart for the Maxim Janus Large Cap Growth Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2005:

                                               One Year     Since Inception
Maxim Janus Large Cap Growth Portfolio           XX%              XX%
S&P 500 Index(R)                                 XX%              XX%

The inception date for the Maxim Janus Large Cap Growth Portfolio was May 21, 2003.


The S&P 500 Index(R) is comprised of the stocks that make up the S&P 500 and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.



MAXIM EQUITY INDEX PORTFOLIOS   (Sub-Adviser: BNY Investment Advisors)

The investment objective for each of the Equity Index Portfolios is to:
o Each Equity Index Portfolio seeks investment results that track the total return of the common stocks that comprise its benchmark index.

Principal investment strategies.   Each Equity Index Portfolio will:
o Invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the following applicable Benchmark Indexes:

     PORTFOLIO                      BENCHMARK INDEX
Maxim Stock Index Portfolio                 Standard & Poor's (S&P) 500 Composite Stock Price Index and S&P
                                            MidCap 400 Index, weighted according to their pro rata share of the market
Maxim Index 600 Portfolio                   S&P SmallCap 600 Stock Index
Maxim Growth Index Portfolio                S&P 500/Citigroup Growth Index
Maxim Value Index Portfolio                 S&P 500/Citigroup Value Index
Maxim S&P 500 Index(R) Portfolio            S&P 500 Index(R)

 S&P and Citigroup are not sponsors of, or in any other way endorsed, sold, promoted by or affiliated with, the Equity Index Portfolios, including the Maxim Growth Index and Maxim Value Index Portfolios, Maxim Series Fund, MCM or BNY Investment Advisors.

o Seek investment results that track the total return of the common stocks that comprise the applicable Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the applicable Equity Index Portfolio as each stock's weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and Exchange Traded Funds ("ETFs") that seek to track the relevant index.

The principal investment risks for all of the Equity Index Portfolios include:

Index Risk
o It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that an Equity Index Portfolio could have poor investment results even if it is closely tracking the return of the Benchmark Index because the adverse performance of a particular stock normally will not result in eliminating the stock from the Equity Index Portfolio. The Equity Index Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the portfolio's securities will not be sold except to reflect additions or deletions of the stocks that comprise the Benchmark Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

Investment Style Risk
o There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Tracking Error Risk
o Several factors will affect an Equity Index Portfolio's ability to track precisely the performance of its Benchmark Index. For example, unlike Benchmark Indexes, which are merely unmanaged groups of securities, each Equity Index Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Equity Index Portfolio's total return. In addition, an Equity Index Portfolio may own less than all the securities of a Benchmark Index, which also may cause a variance between the performance of the Equity Index Portfolio and its Benchmark Index.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Non-Diversification Risk
o When a Benchmark Index becomes less diversified, the Equity Index Portfolio which tracks that index similarly becomes less diversified. This means that a greater percentage of that Equity Index Portfolio's assets may be invested in securities of a smaller number of issuers including issuers primarily within the same industry or economic sector. As a result, the Equity Index Portfolio's securities may be more susceptible to any single economic, political or regulatory event affecting those issuers.

Concentration Risk
o When a Benchmark Index concentrates in an industry or group of industries, the Equity Index Portfolio which tracks that index will concentrate its investments to approximately the same extent as the Benchmark Index. This means that a greater percentage of that Equity Index Portfolio's assets may be invested in securities of issuers within the same industry or group of industries. As a result, the Index Portfolio's performance becomes particularly sensitive to changes in the value of securities in the industries or group of industries in which it concentrates.

Possible Loss of Money
o When you sell your shares of any of the Index Portfolios, they could be worth less than what you paid for them.

The Maxim Index 600 Portfolio also has the following additional principal investment risk:

Small-Company Risk
o The Maxim Index 600 Portfolio invests in the stocks of small companies. The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

The Maxim Growth Index Portfolio has the following additional principal investment risk:

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

The Maxim Value Index Portfolio has the following additional principal investment risk:

Value Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Portfolio Performance Data
The bar charts and tables below provide an indication of the risk of investment in the Equity Index Portfolios by showing changes in the Portfolios' performance in each full calendar year since inception for the S&P 500 Index, or, in the case of the other Equity Index Portfolios, for the last ten full calendar years and comparing their average annual total returns to the performance of their respective Benchmark Indexes. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Equity Index Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower. Year-by-Year

Maxim Stock Index Portfolio

[OBJECT OMITTED]

1996     21.81%
1997     32.20%
1998     26.79%
1999     19.73%
2000     -7.94%
2001    -11.63%
2002    -21.94%
2003     28.41%
2004     10.74%
2005        XX%

During the periods shown in the chart for the Maxim Stock Index Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years and ten years for the period ended December 31, 2005:

                             One Year        Five Years            Ten Years
Stock Index Portfolio           XX%             XX%                   XX%
S&P 500 Index(R)                XX%             XX%                   XX%
S&P MidCap 400 Index            XX%             XX%                   XX%

The inception date for the Maxim Stock Index Portfolio was February 25, 1982.


The S&P 500 Index(R) is comprised of the stocks that make up the S&P 500 and trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of the publicly traded common stocks in the United States. The S&P MidCap 400 Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $3.4 billion.


Maxim Index 600 Portfolio

[OBJECT OMITTED]


1996     15.30%
1997     21.00%
1998     -1.58%
1999     11.85%
2000     10.25%
2001     5.82%
2002    -15.23%
2003     38.11%
2004     21.78%
2005     XX%

During the periods shown in the chart for the Maxim Index 600 Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2005:

                             One Year         Five Years            Ten Years
Maxim Index 600 Portfolio       XX%              XX%                   XX%
S&P 600 Index                   XX%              XX%                   XX%

The inception date for the Maxim Index 600 Portfolio was December 1, 1993.

The stocks which make up the S&P 600 Index trade on the NYSE, AMEX, or NASDAQ over-the-counter market. The S&P 600 Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

Maxim Value Index Portfolio

[OBJECT OMITTED]

1996     20.63%
1997     34.08%
1998     14.48%
1999     11.39%
2000      5.36%
2001    -12.34%
2002    -21.46%
2003     30.42%
2004     15.03%
2005     XX%

During the periods shown in the chart for the Maxim Value Index Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).


The average annual total return for one year, five years and ten years for the period ended December 31, 2005:
                                 One Year          Five Years          Ten Years
Maxim Value Index Portfolio         XX                 XX                 XX
S&P 500/BARRA Value Index           XX                 XX                 XX
S&P 500/Citigroup Value Index       XX                 XX                 XX

The inception date for the Maxim Value Index Portfolio was December 1, 1993.

The S&P 500/Citigroup Value Index is an unmanaged index that is comprised of the stocks representing approximately half of the total market value of the S&P 500 with high Value scores, which are derived from a simple average of four risk factors used to determine Value: Book Value-to-Price, Cash Flow-to-Price, Sales-to-Price and Dividend Yield.


Maxim Growth Index Portfolio

[OBJECT OMITTED]

1996     22.10%
1997     29.26%
1998     37.28%
1999     26.87%
2000    -22.36%
2001    -13.10%
2002    -24.08%
2003     24.85%
2004      5.96%
2005     XX%


During the periods shown in the chart for the Maxim Growth Index Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2004:
                                 One Year        Five Years         Ten Years
Maxim Growth Index Portfolio        XX               XX                 XX
S&P 500/BARRA Growth Index          XX               XX                 XX
S&P 500/Citigroup Growth Index      XX               XX                 XX

The inception date for the Maxim Growth Index Portfolio was December 1, 1993.

The S&P 500/Citigroup Growth Index is an unmanaged index that is comprised of the stocks representing approximately half of the total market value of the S&P 500 with high Growth scores, which are derived from a simple average of three risk factors used to determine Growth: 5-year Earnings per Share Growth Rate, 5-year Sales per Share Growth Rate, and 5-year Internal Growth Rate


Maxim S&P 500 Index(R) Portfolio

[OBJECT OMITTED

2004     10.24%
2005     XX%

During the periods shown in the chart for the Maxim S&P 500 Index(R) Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year and since inception for the period ended December 31, 2005:

                                              One Year     Since Inception
Maxim S&P 500 Index(R) Portfolio                  XX%              XX%
S&P 500 Index(R)                                  XX%              XX%

The inception date for the Maxim S&P 500 Index(R) Portfolio was September 8,
2003.

The S&P 500 Index is comprised of the stocks that make up the S&P 500 and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

MAXIM PROFILE PORTFOLIOS

There are ten separate Maxim Profile Portfolios, consisting of five Profile I Portfolios and five Profile II Portfolios (collectively, the "Profile Portfolios"). Each Profile Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance, investment horizon and personal objectives. Each Profile Portfolio pursues its investment objective by investing in other mutual funds (the "Underlying Portfolios"), including mutual funds that are not affiliated with Maxim Series Fund.

The investment objective for each Profile Portfolio is to:

Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

Moderately Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments, and to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Moderate Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

Moderately Conservative Profile
o Seek capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments, and to a lesser degree, in Underlying Portfolios that emphasize equity investments.

Conservative Profile
o Seek capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

The principal investment strategies for each Profile Portfolio are to:

o Invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives.

Following is an illustration of each Profile Portfolio according to its emphasis on income, growth of capital and risk of principal:

Profile Portfolio                   Income                    Growth of Capital         Risk of Principal
-----------------                   --------                  ------------------        -----------------
Aggressive Profile                  Low                       High                      High
Moderately Aggressive Profile       Low                       High to Medium            High
Moderate Profile                    Medium                    Medium to High            Medium
Moderately Conservative Profile     Medium to High            Low to Medium             Medium
Conservative Profile                High                      Low                       Low

o Maintain different allocations of equity and fixed income Underlying Portfolios with varying degrees of potential investment risk and reward.

o Select asset allocations and Underlying Portfolios to provide investors with five diversified, distinct options that meet a wide array of investor needs.

o Automatically rebalance each Profile Portfolio's holdings of Underlying Portfolios quarterly to maintain the appropriate asset allocation as well as the appropriate selection of Underlying Portfolios. Rebalancing generally occurs on the 20th of February, May, August and November (unless that day is not a business day in which case rebalancing will be effected on the next business day after the 20th). Rebalancing involves selling shares of one Underlying Portfolio and purchasing shares of another Underlying Portfolio.

The following chart describes the asset allocation ranges for each Profile
Portfolio:

======= ======================== ================ ================= ================ ================= ================
        Asset Class              Conservative     Moderately        Moderate         Moderately        Aggressive
                                                  Conservative                       Aggressive
        ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
  E     International            0-15%            0-30%             0-30%            5-35%             10-40%
  Q     ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
  U     Small-Cap                0-15%            0-15%             0-25%            0-25%             5-35%
  I     ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
  T     MidCap                   0-15%            0-25%             0-30%            5-35%             15-45%
  Y     ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
        Large-Cap                10-40%           10-40%            15-45%           20-50%            10-40%
------  ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
  D     Bond                     30-50%           20-40%            5-25%            5-25%             0-10%
  E     ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
  B     Short-Term Bond          25-45%           10-30%            5-25%            0-10%             0-10%
  T
======= ======================== ================ ================= ================ ================= ================

MCM, the investment adviser, uses a proprietary investment process for selecting the Underlying Portfolios in which the Profile Portfolios invest. In accordance with its investment process, MCM may add new Underlying Portfolios or replace existing Underlying Portfolios. Changes in Underlying Portfolios, if deemed necessary by MCM, will only be made on a rebalancing date. Before each rebalancing date, MCM reviews the current Underlying Portfolios to determine if they continue to be appropriate in light of the objectives of the Profile Portfolios and researches and analyzes a myriad of mutual funds within each asset category to determine whether they would be suitable investments for the Profile Portfolios. MCM examines various factors relating to existing and potential Underlying Portfolios including performance records over various time periods, Morningstar ratings, fees and expenses, asset size and managerial style.

Each Profile Portfolio may invest 0% to 100% of its assets in Underlying Portfolios that are advised by MCM.

The Profile Portfolios each may invest in a fixed interest contract issued and guaranteed by GWL&A (the "GWL&A Contract"); short-term "government securities," as defined in Section 2(a)(16) of the 1940 Act; and other liquid, short-term, high-quality, fixed income investments which are only denominated in U.S. dollars in the percentages described in the chart above for the short-term bond category. The GWL&A Contract has a stable principal value and will pay each Profile Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed nature of the contract, the Profile Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Profile Portfolio's performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Profile Portfolio's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists some Underlying Portfolios, divided by asset category, in which the Profile Portfolios may invest. While the Profile Portfolios may invest in these Underlying Portfolios, the table is not intended to be a comprehensive listing of all Underlying Portfolios available for investment and is included only as an example. The Underlying Portfolios listed in the table are advised by MCM. The Profile Portfolios may also invest in Underlying Portfolios that are not advised by MCM.

Short-Term Bond                                      Mid-Cap Equity
oMaxim Short Duration Bond Portfolio                 oMaxim Ariel MidCap Value Portfolio
oGWL&A Contract                                      oMaxim T. Rowe Price MidCap Growth Portfolio

International Equity                                 Small-Cap Equity
oMaxim Bernstein International Equity Portfolio      oMaxim Ariel Small-Cap Value Portfolio
oMaxim INVESCO ADR Portfolio                         oMaxim Index 600 Portfolio
oMaxim MFS(R) International Growth Portfolio         oMaxim Loomis Sayles Small-Cap Value Portfolio
                                                     oMaxim Trusco Small-Cap Growth Portfolio

Large-Cap Equity                                     Bond
oMaxim Value Index Portfolio                         oMaxim Bond Index Portfolio
oMaxim Stock Index Portfolio                         oMaxim Loomis Sayles Bond Portfolio
oMaxim Growth Index Portfolio                        oMaxim U.S. Government Mortgage Securities Portfolio
oMaxim T. Rowe Price Equity/Income Portfolio         oMaxim Global Bond Portfolio
oMaxim Janus Large Cap Growth Portfolio              oMaxim Federated Bond Portfolio
oMaxim S&P 500 Index(R) Portfolio                    oMaxim Salomon Brothers High Yield Bond Portfolio

The principal investment risks for the Profile Portfolios include:

Risks Associated with Underlying Portfolios
o Since each Profile Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Profile Portfolios which invest in them.

o Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Profile Portfolios invested in them. As a result, over the long-term the Profile Portfolios' ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

o For the Aggressive, Moderately Aggressive and Moderate Profile Portfolios, the primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

o For the Moderately Conservative and Conservative Profile Portfolios, the primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.


Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Non-Diversification Risk
o The Profile Portfolios are classified as non-diversified which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds including funds primarily within the same industry or economic sector. As a result, a Profile Portfolio's securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

In addition, investors should be aware that in addition to fees directly associated with a Profile Portfolio, they will also indirectly bear the fees of the Underlying Portfolios.

Portfolio Performance Data for the Profile Portfolios
The bar charts and tables below provide an indication of the risk of investment in the Profile Portfolios' by showing changes in the Portfolios' performance in each full calendar year since inception and comparing their average annual total returns to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Profile Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Each Profile I and II Portfolio compares its return to the Wilshire 5000 Index plus at least one other index such as the Lehman Aggregate Bond Index or the MSCI EAFE Index.

Year-by-Year

Maxim Aggressive Profile I Portfolio

[OBJECT OMITTED]

1998     14.84%
1999     21.83%
2000     -6.82%
2001     -5.75%
2002    -17.62%
2003     30.57%
2004     16.89%
2005     XX%

During the periods shown in the chart for the Maxim Aggressive Profile I Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2005:

                                               One Year           Five Years        Since Inception
Maxim Aggressive Profile I Portfolio             XX%                  XX%                 XX%
Wilshire 5000 Index                              XX%                  XX%                 XX%
MSCI EAFE Index                                  XX%                  XX%                 XX%

The inception date for the Maxim Aggressive Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Moderately Aggressive Profile I Portfolio

[OBJECT OMITTED]
1998     12.54%
1999     22.05%
2000     -4.34%
2001     -4.64%
2002    -12.03%
2003     23.94%
2004     13.38%
2005     XX%

During the periods shown in the chart for the Maxim Moderately Aggressive I Profile Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2005:

                                                              One Year         Five Years      Since Inception
Maxim Moderately Aggressive Profile I Portfolio                 XX%               XX%                XX%
Wilshire 5000 Index                                             XX%               XX%                XX%
MSCI EAFE Index                                                 XX%               XX%                XX%
Lehman Aggregate Bond Index                                     XX%               XX%                XX%

The inception date for the Maxim Moderately Aggressive Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Moderate Profile I Portfolio

[OBJECT OMITTED]

1998     11.41%
1999     16.43%
2000     -1.38%
2001     -2.74%
2002     -8.52%
2003     20.19%
2004     11.34%
2005     XX%

During the periods shown in the chart for the Maxim Moderate Profile I Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2005:


                                               One Year           Five Years        Since Inception
Maxim Moderate Profile I Portfolio               XX%                  XX%                 XX%
Wilshire 5000 Index                              XX%                  XX%                 XX%
MSCI EAFE Index                                  XX%                  XX%                 XX%
Lehman Aggregate Bond Index                      XX%                  XX%                 XX%
Lehman 1-3 Year Credit Bond Index                XX%                  XX%                 XX%

The inception date for the Maxim Moderate Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Moderately Conservative Profile I Portfolio

[OBJECT OMITTED]

1998      9.75%
1999      8.34%
2000     -0.12%
2001     -0.66%
2002     -5.31%
2003     16.49%
2004      9.66%
2005     XX%

During the periods shown in the chart for the Maxim Moderately Conservative Profile I Portfolio, the highest return for a quarter was XX% (quarter ending
XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2005:

                                                              One Year          Five Years       Since Inception
Maxim Moderately Conservative Profile I Portfolio                XX%                XX%                XX%
Wilshire 5000 Index                                              XX%                XX%                XX%
MSCI EAFE Index                                                  XX%                XX%                XX%
Lehman Aggregate Bond Index                                      XX%                XX%                XX%
Lehman 1-3 Year Credit Bond Index                                XX%                XX%                XX%

The inception date for the Maxim Moderately Conservative Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Conservative Profile I Portfolio

[OBJECT OMITTED]
1998     8.25%
1999     4.86%
2000     5.86%
2001     2.91%
2002    -0.69%
2003    11.33%
2004     6.92%
2005     XX%

During the periods shown in the chart for the Maxim Conservative Profile I Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2005:

                                                     One Year           Five Years       Since Inception
Maxim Conservative Profile I Portfolio                  XX%                XX%                 XX%
Wilshire 5000 Index                                     XX%                XX%                 XX%
Lehman Aggregate Bond Index                             XX%                XX%                 XX%
Lehman 1-3 Year Credit Bond Index                       XX%                XX%                 XX%
MSCI EAFE Index                                         XX%                XX%                 XX%

The inception date for the Maxim Conservative Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE Index was added as a comparison index to address the international equity asset allocation, if any to this Portfolio.

Maxim Aggressive Profile II Portfolio

[OBJECT OMITTED]

2000      -6.15%
2001     -13.37%
2002     -18.82%
2003      30.70%
2004       7.13%
2005     XX%

During the period shown in the chart for the Maxim Aggressive Profile II Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2005:


                                                  One Year           Five Years      Since Inception
Maxim Aggressive Profile II Portfolio                XX%                XX%          XX%
Wilshire 5000 Index                                  XX%                XX%          XX%
MSCI EAFE                                            XX%                XX%          XX%

The inception date for the Maxim Aggressive Profile II Portfolio was September 16, 1999.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Moderately Aggressive Profile II Portfolio

[OBJECT OMITTED]

2000      -5.77%
2001     -10.74%
2002     -13.29%
2003      24.25%
2004      13.51%
2005       XX%

During the period shown in the chart for the Maxim Moderately Aggressive Profile II Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2005:

                                                                One Year            Five Years        Since Inception
Maxim Moderately Aggressive Profile II Portfolio                   XX%                 XX%                  XX%
Wilshire 5000 Index                                                XX%                 XX%                  XX%
MSCI EAFE Index                                                    XX%                 XX%                  XX%
Lehman Aggregate Bond Index                                        XX%                 XX%                  XX%

The inception date for the Maxim Moderately Aggressive Profile II Portfolio was September 16, 1999.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Moderate Profile II Portfolio

[OBJECT OMITTED]

2000     -2.19%
2001     -6.74%
2002     -9.63%
2003     20.34%
2004     11.55%
2005     XX%

During the period shown in the chart for the Maxim Moderate Profile II Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2005:

                                                      One Year             Five Years         Since Inception
Maxim Moderate Profile II Portfolio                      XX%                  XX%                   XX%
Wilshire 5000 Index                                      XX%                  XX%                   XX%
Lehman Aggregate Bond Index                              XX%                  XX%                   XX%
Lehman 1-3 Year Credit Bond Index                        XX%                  XX%                   XX%
MSCI EAFE Index                                          XX%                  XX%                   XX%


The inception date for the Maxim Moderate Profile II Portfolio was September 16, 1999.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Moderately Conservative Profile II Portfolio

[OBJECT OMITTED]

2000     -2.35%
2001     -5.38%
2002     -6.26%
2003     16.61%
2004      9.90%
2005     XX%

During the period shown in the chart for the Maxim Moderately Conservative Profile II Portfolio, the highest return for a quarter was XX%% (quarter ending
XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2005:

                                                                 One Year             Five Years       Since Inception
Maxim Moderately Conservative Profile II Portfolio                  XX%                  XX%           XX%
Lehman 1-3 Year Credit Bond Index                                   XX%                  XX%           XX%
Lehman Aggregate Bond Index                                         XX%                  XX%           XX%
Wilshire 5000 Index                                                 XX%                  XX%           XX%
MSCI EAFE Index                                                     XX%                  XX%           XX%

The inception date for the Maxim Moderately Conservative Profile II Portfolio was September 27, 1999.

The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Conservative Profile II Portfolio

[OBJECT OMITTED]

2000      0.95%
2001      0.60%
2002     -1.42%
2003     11.47%
2004      7.10%
2005     XX%

During the period shown in the chart for the Maxim Conservative Profile II Portfolio, the highest return for a quarter was XX% (quarter ending XX) and the lowest return for a quarter was XX% (quarter ending XX).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2005:

                                                    One Year         Five Years     Since Inception
Maxim Conservative Profile II Portfolio               XX%               XX%               XX%
Lehman 1-3 Year Credit Bond Index                     XX%               XX%               XX%
Wilshire 5000 Index                                   XX%               XX%               XX%
Lehman Aggregate Bond Index                           XX%               XX%               XX%
MSCI EAFE Index                                       XX%               XX%               XX%


The inception date for the Maxim Conservative Profile II Portfolio was September 30, 1999.

The Lehman 1-3Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million. The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE Index was added as a comparison index to address the international equity asset allocation, if any to this Portfolio.


                                FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Investors who purchase the Portfolios through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for all Portfolios are for the fiscal year ended December 31, 2005. Current or future expenses may be greater or less than those presented.




ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) [Updated information to be filed by amendment.]

------------------------------ --------------- --------------- --------------- ---------------- --------------- ---------------
                                   Maxim        Maxim Short      Maxim U.S.         Maxim       Maxim Salomon    Maxim Loomis
                                   Money       Duration Bond       Gov't.        U.S. Gov't.       Brothers      Sayles Bond
                                   Market                        Securities       Mortgage        High Yield
                                                                                 Securities          Bond
------------------------------ --------------- --------------- --------------- ---------------- --------------- ---------------
------------------------------ --------------- --------------- --------------- ---------------- --------------- ---------------
Management Fees                    0.46%           0.60%           0.60%            0.60%           1.10%           0.90%
------------------------------ --------------- --------------- --------------- ---------------- --------------- ---------------
------------------------------ --------------- --------------- --------------- ---------------- --------------- ---------------
Distribution (12b-1) Fees           NONE            NONE            NONE            NONE             NONE            NONE
------------------------------ --------------- --------------- --------------- ---------------- --------------- ---------------
------------------------------ --------------- --------------- --------------- ---------------- --------------- ---------------
Other Expenses                     0.00%           0.00%           0.00%            0.00%           0.00%           0.00%
------------------------------ --------------- --------------- --------------- ---------------- --------------- ---------------
------------------------------ --------------- --------------- --------------- ---------------- --------------- ---------------
Total Annual Portfolio
Operating Expenses                 0.46%           0.60%           0.60%            0.60%           1.10%           0.90%
------------------------------ --------------- --------------- --------------- ---------------- --------------- ---------------

------------------------------ --------------- --------------- --------------- --------------- --------------- ----------------
                                   Maxim           Maxim           Maxim        Maxim Ariel     Maxim Loomis    Maxim Trusco
                               Federated Bond       Bond           Global        Small-Cap         Sayles         Small-Cap
                                                   Index            Bond           Value         Small-Cap         Growth
                                                                                                   Value
------------------------------ --------------- --------------- --------------- --------------- --------------- ----------------
------------------------------ --------------- --------------- --------------- --------------- --------------- ----------------
Management Fees                    0.70%           0.50%           1.30%           1.00%           1.00%            0.95%
------------------------------ --------------- --------------- --------------- --------------- --------------- ----------------
------------------------------ --------------- --------------- --------------- --------------- --------------- ----------------
Distribution (12b-1) Fees           NONE            NONE            NONE            NONE            NONE            NONE
------------------------------ --------------- --------------- --------------- --------------- --------------- ----------------
------------------------------ --------------- --------------- --------------- --------------- --------------- ----------------
Other Expenses                     0.00%           0.00%           0.00%           0.02%           0.09%            0.08%
------------------------------ --------------- --------------- --------------- --------------- --------------- ----------------
------------------------------ --------------- --------------- --------------- --------------- --------------- ----------------
Total Annual Portfolio
Operating Expenses                 0.70%           0.50%           1.30%           1. 02%          1.09%            1.03%
------------------------------ --------------- --------------- --------------- --------------- --------------- ----------------

------------------------------ ---------------- -------------- ---------------- --------------- -------------- ----------------
                                 Maxim Ariel        Maxim       Maxim INVESCO     Maxim MFS(R)      Maxim T.       Maxim Janus
                                MidCap Value      Bernstein        ADR(2)       International    Rowe Price       Large Cap
                                                International                       Growth         Equity/         Growth
                                                 Equity (1)                                        Income

------------------------------ ---------------- -------------- ---------------- --------------- -------------- ----------------
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ----------------
Management Fees                     0.95%           1.00%           1.00%           1.20%           0.80%           1.05%
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ----------------
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ----------------
Distribution (12b-1) Fees           NONE            NONE            NONE             NONE           NONE            NONE
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ----------------
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ----------------
Other Expenses                      0.03%           0.12%           0.07%           0.00%           0.02%           0.00%
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ----------------
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ----------------
Total Annual Portfolio
Operating Expenses                  .98%            1.12%           1.07%           1.20%           0.82%           1.05%
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ----------------

------------------------------ ---------------- -------------- ---------------- --------------- -------------- ---------------
                                 Maxim Stock     Maxim Index        Maxim        Maxim Value      Maxim S&P    Maxim T. Rowe
                                    Index            600        Growth Index        Index        500 Index(R)     Price MidCap
                                                                                                                 Growth(3)
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ---------------
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ---------------
Management Fees                     0.60%           0.60%           0.60%           0.60%           0.60%          1.00%
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ---------------
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ---------------
Distribution (12b-1) Fees           NONE            NONE            NONE             NONE           NONE            NONE
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ---------------
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ---------------
Other Expenses                      0.00%           0.00%           0.00%           0.00%           0.00%          0.05%
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ---------------
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ---------------
Total Annual Portfolio
Operating Expenses                  0.60%           0.60%           0.60%           0.60%           0.60%          1.05%
------------------------------ ---------------- -------------- ---------------- --------------- -------------- ---------------






------------------------------ ---------------- ----------------- -------------- --------------- --------------
                                    Maxim            Maxim            Maxim          Maxim           Maxim
                                 Aggressive        Moderately       Moderate       Moderately    Conservative
                                Profile I(4)       Aggressive     Profile I(4)    Conservative   Profile I(4)
                                                  Profile I(4)                    Profile I(4)
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Management Fees                     0.25%            0.25%            0.25%          0.25%           0.25%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Distribution (12b-1) Fees           NONE              NONE            NONE            NONE           NONE
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Other Expenses                      0.00%            0.00%            0.00%          0.00%           0.00%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Total Annual Portfolio
Operating Expenses                  0.25%            0.25%            0.25%          0.25%           0.25%
------------------------------ ---------------- ----------------- -------------- --------------- --------------

------------------------------ ---------------- ----------------- -------------- --------------- --------------
                                    Maxim            Maxim            Maxim          Maxim           Maxim
                                 Aggressive        Moderately       Moderate       Moderately    Conservative
                                Profile II(4)      Aggressive     Profile II(4)   Conservative   Profile II(4)
                                                 Profile II(4)                   Profile II(4)
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Management Fees                     0.10%            0.10%            0.10%          0.10%           0.10%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Distribution (12b-1) Fees           NONE              NONE            NONE            NONE           NONE
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Other Expenses                      0.00%            0.00%            0.00%          0.00%           0.00%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Total Annual Portfolio
Operating Expenses                  0.10%            0.10%            0.10%          0.10%           0.10%
------------------------------ ---------------- ----------------- -------------- --------------- --------------


(1)For the Maxim Templeton(R) International Equity Portfolio, "Other Expenses" were lower than the figure shown by 0.01% due to a voluntary waiver by the investment advisor. The investment advisor can terminate this voluntary waiver at any time.
(2)For the Maxim INVESCO ADR Portfolio, "Other Expenses" were lower than the figure shown by 0.01% due to a voluntary waiver by the investment advisor. The investment advisor can terminate this voluntary waiver at any time.
(3)For the Maxim T. Rowe Price MidCap Growth Portfolio, "Other Expenses" were lower than the figure shown by 0.01% due to a voluntary waiver by the investment advisor. The investment advisor can terminate this voluntary waiver at any time.
(4) Each Profile I Portfolio and Profile II Portfolio (collectively, "Profile Portfolios") will invest in shares of Underlying Portfolios. Therefore, each Profile Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Profile Portfolio will be reduced by the Underlying Portfolio's expenses. As of the date of this prospectus, the range of expenses expected to be incurred in connection with each Profile Portfolio's investments in Underlying Portfolios is: Maxim Aggressive Profile I and II - 0.82% to 1.20%; Maxim Moderately Aggressive Profile I and II - 0.60% to 1.30%; Maxim Moderate Profile I and II - 0.60% to 1.30%; Maxim Moderately Conservative Profile I and II - 0.60% to 1.30%; Maxim Conservative Profile I and II - 0.60% to 1.30%. This information is provided as a weighted-average range of the expense ratios since the average assets of each Profile Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of a Profile Portfolio's assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

                                    EXAMPLES

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

[Updated information to be filed by amendment.]
Portfolio                                          1 Year         3 Years          5 Years         10 Years
Maxim Money Market                                 XX             XX               XX              XX
Maxim Bond Index                                   XX             XX               XX              XX
Maxim U.S. Government Securities                   XX             XX               XX              XX
Maxim U.S. Government Mortgage Securities          XX             XX               XX              XX
Maxim Short Duration Bond                          XX             XX               XX              XX
Maxim Loomis Sayles Bond                           XX             XX               XX              XX
Maxim Federated Bond                               XX             XX               XX              XX
Maxim Salomon Brothers High Yield Bond             XX             XX               XX              XX
Maxim Global Bond                                  XX             XX               XX              XX
Maxim Templeton(R) International Equity            XX             XX               XX              XX
Maxim INVESCO ADR                                  XX             XX               XX              XX
Maxim MFS(R) International Growth                  XX             XX               XX              XX
Maxim T. Rowe Price Equity/Income                  XX             XX               XX              XX
Maxim Janus Large Cap Growth                       XX             XX               XX              XX
Maxim Stock Index                                  XX             XX               XX              XX
Maxim Growth Index                                 XX             XX               XX              XX
Maxim Value Index                                  XX             XX               XX              XX
Maxim S&P 500 Index(R)                             XX             XX               XX              XX
Maxim Ariel MidCap Value                           XX             XX               XX              XX
Maxim T. Rowe Price MidCap Growth                  XX             XX               XX              XX
Maxim Ariel Small-Cap Value                        XX             XX               XX              XX
Maxim Trusco Small-Cap Growth                      XX             XX               XX              XX
Maxim Loomis Sayles Small-Cap Value                XX             XX               XX              XX
Maxim Index 600                                    XX             XX               XX              XX
Maxim Aggressive Profile I                         XX             XX               XX              XX
Maxim Moderately Aggressive Profile I              XX             XX               XX              XX
Maxim Moderate Profile I                           XX             XX               XX              XX
Maxim Moderately Conservative Profile I            XX             XX               XX              XX
Maxim Conservative Profile I                       XX             XX               XX              XX
Maxim Aggressive Profile II                        XX             XX               XX              XX
Maxim Moderately Aggressive Profile II             XX             XX               XX              XX
Maxim Moderate Profile II                          XX             XX               XX              XX
Maxim Moderately Conservative Profile II           XX             XX               XX              XX
Maxim Conservative Profile II                      XX             XX               XX              XX


                      MORE INFORMATION ABOUT THE PORTFOLIOS

        -----------------------------------------------------------------
         Some of the Portfolios are managed by sub-advisers which manage other mutual funds having similar names and investment
         objectives. While some of the Portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment
            performance of other mutual funds and any similarly-named
                       Portfolio may differ substantially.
        -----------------------------------------------------------------

Each Portfolio follows a distinct set of investment strategies. Twenty-one Portfolios are considered to be "Equity Portfolios" because they invest primarily in equity securities (mostly common stocks). Thirteen Portfolios (including the Money Market Portfolio) are considered to be "Debt Portfolios" because they invest primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolios' investment strategies are applied at the time a Portfolio acquires a security.

Equity Portfolios

Each of the Maxim Aggressive and Moderately Aggressive Profile Portfolios will normally invest at least 65% of their assets in equity securities. Each of the other Equity Portfolios will normally invest at least 80% of their assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities. The Equity Portfolios include:

         o   Maxim Ariel Small-Cap Value Portfolio            o   Maxim Trusco Small-Cap Growth Portfolio
         o   Maxim Loomis Sayles Small-Cap Value Portfolio    o   Maxim Ariel MidCap Value Portfolio
         o   Maxim T. Rowe Price MidCap Growth Portfolio      o   Maxim Bernstein  International Equity Portfolio

         o   Maxim INVESCO ADR Portfolio                      o   Maxim MFS(R) International Growth Portfolio
         o   Maxim Janus Large Cap Growth Portfolio           o   Maxim T. Rowe Price Equity/Income Portfolio
         o   Maxim Stock Index Portfolio                      o   Maxim Index 600 Portfolio
         o   Maxim Value Index Portfolio                      o   Maxim Growth Index Portfolio
         o   Maxim S&P 500 Index(R) Portfolio                 o   Aggressive Profile I Portfolio
         o   Maxim Aggressive Profile II Portfolio            o   Maxim Moderate Profile I Portfolio++
         o   Maxim Moderate Profile II Portfolio++            o   Maxim Moderately Aggressive Profile I Portfolio
         o   Maxim Moderately Aggressive Profile II Portfolio

++ Please note that the Maxim Moderate Profile I and Maxim Moderate Profile II Portfolios may invest in the short-term bond and bond categories up to a combined 50%. It is, therefore, important that an investor also review the discussion regarding "Debt Portfolios" below beginning on page 59.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company's financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Equity Portfolios may invest in common stocks and other equity securities of U.S. and foreign companies, though only the Maxim Templeton(R) International Equity, Maxim INVESCO ADR and Maxim MFS(R) International Growth Portfolios will pursue investments in foreign securities as a principal investment strategy. Equity investments in foreign companies present special risks and other considerations - these are discussed below under "Foreign Securities" on page 61.

The Equity Portfolios may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under "Money Market Instruments and Temporary Investments." Debt securities are discussed below under "Debt Portfolios." Each Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page 63.

The Aggressive Profile I, Moderately Aggressive Profile I, Moderate Profile I, Aggressive Profile II, Moderately Aggressive Profile II and Moderate Profile II Portfolios are considered "Equity Portfolios" because they invest primarily in Underlying Portfolios that emphasize equity investments. However, these Profile Portfolios invest in Underlying Portfolios that invest in debt securities and, therefore, to that extent are subject to the risks and rewards associated with debt securities. As well, to the extent an Underlying Portfolio invests in derivatives, a Profile Portfolio investing in that portfolio would also be exposed to the risks and rewards associated with derivative transactions.

Small and Medium Size Companies
Companies that are small or unseasoned (less then 3 years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for a Portfolio may not be aware of some problems associated with the company issuing the security.

Index Portfolios
Certain of the Equity Portfolios are Index Portfolios. This means they are not actively managed, but are designed to track the performance of specified benchmarks. The benchmark indexes are described below:

The S&P 500 Composite Stock Price Index (the "S&P 500") is comprised of the stocks that make up the S&P 500 and trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

The S&P Small Cap 600 Stock Index (the "S&P 600") is comprised of the stocks which make up the S&P 600 and trade on the New York Stock Exchange, American Stock Exchange, or NASDAQ over-the-counter market. The S&P 600 is designed to monitor the performance of publicly traded common stocks of the small company sector of the United States equities market.

The S&P MidCap 400 Index (the "S&P 400") is comprised of the middle tier of stock market capitalization companies compiled by the Standard & Poor's corporation of companies having a weighted market capitalization averaging $3.4 billion.

The S&P 500/Citigroup Growth Index (the "Growth Index") is an unmanaged index that is comprised of the stocks representing approximately half of the total market value of the S&P 500 with high Growth scores, which are derived from a simple average of three risk factors used to determine Growth: 5-year Earnings per Share Growth Rate, 5-year Sales per Share Growth Rate, and 5-year Internal Growth Rate.

The S&P 500/Citigroup Value Index (the "Value Index") is an unmanaged index that is comprised of the stocks representing approximately half of the total market value of the S&P 500 with high Value scores, which are derived from a simple average of four risk factors used to determine Value: Book Value-to-Price, Cash Flow-to-Price, Sales-to-Price and Dividend Yield.

**"Standard & Poor's(R)", "S&P(R)", "S&P 500/Citigroup Growth Index" and "S&P 500/Citigroup Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great West Life. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in The Product.

The S&P 500, S&P 600, S&P 400, Growth Index and Value Index are sponsored by Standard & Poor's which is responsible for determining which stocks are represented on the indices.

None of the Portfolios are endorsed, sold or promoted by any of the sponsors of the Benchmark Indices (the "Sponsors"), and no Sponsor is an affiliate or a sponsor of the Fund, the Portfolios or MCM. The Sponsors are not responsible for and do not participate in the operation or management of any Portfolio, nor do they guarantee the accuracy or completeness of their respective Benchmark Indices or the data therein. Inclusion of a stock in a Benchmark Index does not imply that it is a good investment.

Total returns for the S&P 500, S&P 600, S&P 400, Growth Index and Value Index assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Advantages of Index Portfolios
Index portfolios typically have the following characteristics:

o Variety of investments. Index portfolios generally invest in a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index portfolios usually do not perform dramatically better or worse than their benchmarks.
o Low cost. Index portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most index portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some index portfolios may pay out higher-than-expected taxable distributions. This is because index portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Debt Portfolios

Each of the Maxim Conservative and Moderately Conservative Profile Portfolios will normally invest at least 65% of its assets in debt securities. Each of the other Debt Portfolios will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in Debt Portfolios, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in each Portfolio's investment strategies. In addition to bonds, debt securities also include money market instruments. The Debt Portfolios include:

         o Maxim Loomis Sayles Bond Portfolio                   o Maxim U.S. Government Securities Portfolio
         o Maxim Short Duration Bond Portfolio                  o Maxim Global Bond Portfolio
         o Maxim U.S. Gov't. Mortgage Securities Portfolio      o Maxim Bond Index Portfolio
         o Maxim Federated Bond Portfolio                       o Maxim Salomon Brothers High Yield Bond Portfolio
         o Maxim Moderately Conservative Profile I Portfolio++  o Maxim Conservative Profile I Portfolio++
         o Maxim Moderately Conservative Profile II Portfolio++ o Maxim Conservative Profile II Portfolio++
         o Maxim Maxim Money Market Portfolio

++ Please note that the Maxim Moderately Conservative and Maxim Conservative Profile I and Moderately Conservative and Conservative Profile II Portfolios may invest in the equity categories described above. It is, therefore, important that an investor also review the discussion regarding "Equity Portfolios" above beginning on page 57.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as "interest rate risk."

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

The lower a bond's quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under "Money Market Portfolio, Money Market Instruments and Temporary Investment Strategies."

Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The following Portfolios may invest in below investment grade debt securities: Maxim Loomis Sayles Bond, Maxim Salomon Brothers High Yield Bond, Maxim Federated Bond, Maxim Global Bond, Maxim Short Duration Bond, Maxim Janus Large Cap Growth.

The Debt Portfolios may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under "Foreign Securities" on page 61.

While the Debt Portfolios intend to principally invest in bonds, they may make other types of investments. For example, some of the Debt Portfolios may invest a portion of their assets in equity securities. Equity securities are discussed above under "Equity Portfolios." Each of the Debt Portfolios may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page 63.

Debt Index Portfolio
The Bond Index Portfolio is not actively managed, but is designed to track the performance of a specified benchmark. The Benchmark Index is described below:

Lehman Aggregate Bond Index
The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Money Market Portfolio, Money Market Instruments and Temporary Investment Strategies

The Maxim Money Market Portfolio invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Maxim Money Market Portfolio will be determined exclusively by the rewards and risks relating to money market instruments.

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers' acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

The manager of the Maxim Money Market Portfolio selects securities with a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. or Standard & Poor's Corporation (or unrated securities of comparable quality).

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies
In addition to the Money Market Portfolio, the other Portfolios each may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM or the Portfolio's sub-adviser. Each non-Money Market Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, or the Portfolio's sub-adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.


                           OTHER INVESTMENT PRACTICES

Foreign Securities


The Maxim Bernstein International Equity, Maxim MFS(R) International Growth, Maxim Global Bond and Maxim INVESCO ADR Portfolios pursue investment in foreign securities as their principal investment strategy. Therefore, as an investor in these Portfolios, the return on your investment will be based substantially on the rewards and risks relating to foreign investment. However, many of the other Portfolios may, in a manner consistent with their respective investment objective and policies, invest in foreign securities. Accordingly, as an investor in these Portfolios, you also should be aware of the risks associated with foreign securities investments.


Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject a Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.


As noted, the Maxim Bernstein International Equity, Maxim MFS(R) International Growth, Maxim Global Bond and Maxim INVESCO ADR Portfolios have substantial exposure to foreign markets since these Portfolios invest primarily in securities of foreign issuers. The other Portfolios which may invest in foreign securities have some exposure to foreign markets. This exposure will be minimized to the extent these Portfolios invest primarily in securities of U.S. issuers.


ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Derivatives

Each Portfolio, other than the Maxim Money Market and Profile Portfolios, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject a Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM or a sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for a Portfolio to lose more than its original investment in a derivatives transactions. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolios

As a mutual fund, each Portfolio is subject to market risk. The value of a Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios' investment limitations and more detailed information about their investment policies and practices are contained in the Statement of Additional Information.


                          MANAGEMENT OF THE PORTFOLIOS


MCM provides investment advisory, accounting and administrative services to the Fund. MCM's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $XX billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:
[Updated information to be filed by amendment.]

                      Portfolio                                   Percentage of Average Net Assets
Maxim Money Market                                                               XX
Maxim U.S. Government Securities                                                 XX
Maxim U.S. Government Mortgage Securities                                        XX
Maxim Loomis Sayles Bond                                                         XX
Maxim Short Duration Bond                                                        XX
Maxim Global Bond                                                                XX
Maxim Federated Bond                                                             XX
Maxim Salomon Brothers High Yield                                                XX
Maxim Bernstein International Equity                                             XX
Maxim INVESCO ADR                                                                XX
Maxim MFS(R) International Growth                                                XX
Maxim T. Rowe Price Equity/Income                                                XX
Maxim Janus Large Cap Growth                                                     XX
Maxim Ariel MidCap Value                                                         XX
Maxim T. Rowe Price MidCap Growth                                                XX
Maxim Ariel Small-Cap Value                                                      XX
Maxim Loomis Sayles Small-Cap Value                                              XX
Maxim Trusco Small-Cap Growth                                                    XX
Maxim Stock Index                                                                XX
Maxim Index 600                                                                  XX
Maxim Value Index                                                                XX
Maxim Growth Index                                                               XX
Maxim S&P 500 Index(R)                                                           XX
Maxim Bond Index                                                                 XX
Maxim Aggressive Profile I                                                       XX
Maxim Moderately Aggressive Profile I                                            XX
Maxim Moderate Profile I                                                         XX
Maxim Moderately Conservative I                                                  XX
Maxim Conservative Profile I                                                     XX
Maxim Aggressive Profile II                                                      XX
Maxim Moderately Aggressive Profile II                                           XX
Maxim Moderate Profile II                                                        XX
Maxim Moderately Conservative II                                                 XX
Maxim Conservative Profile II                                                    XX

A discussion regarding the basis for the board of directors approving any investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the year ending December 31, 2005.

For those Portfolios that are "directly" advised by MCM (i.e., without the assistance of a sub-adviser), namely the Maxim Money Market, Maxim Bond Index, Maxim Short Duration Bond, Maxim U.S. Government Securities, Maxim U.S. Government Mortgage Securities and the Profile Portfolios, MCM uses teams of professionals to manage the assets of those Portfolios. Each Portfolio has a separate team and all of the members of the team are jointly and primarily responsible for the day-to-day management of their respective Portfolios. The teams meet regularly to review Portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a Portfolio as they see fit, guided by the Portfolio's investment objective and strategy.

Sub-Advisers

The Fund operates under a manager-of-managers structure under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each sub-adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each sub-adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable Portfolios all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any sub-adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable Portfolios with an information statement. With respect to a newly retained sub-adviser, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the applicable Portfolios a maximum of ninety (90) days after the addition of the new sub-adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more Portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio. Currently, there are no sub-advisers who are affiliated persons with MCM.

For those Portfolios for which MCM has entered into an agreement with a sub-adviser, the sub-adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. Each sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Portfolio. MCM, in turn, pays sub-advisory fees to each sub-adviser for its services. The following sub-advisers provide services for the Portfolios indicated:

Loomis Sayles & Company, L.P.                           Massachusetts Financial Services Company
-----------------------------                           ----------------------------------------
Maxim Looms Sayles Bond Portfolio                       Maxim MFS(R) International Growth Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio

Ariel Capital Management, LLC                           T. Rowe Price Associates, Inc.
-----------------------------                           ------------------------------
Maxim Ariel MidCap Value Portfolio                      Maxim T. Rowe Price MidCap Growth Portfolio
Maxim Ariel Small-Cap Value Portfolio                   Maxim T. Rowe Price Equity/Income Portfolio

INVESCO Global Asset Management (N.A.)                  Franklin Advisers, Inc.
-------------------------------------                   -----------------------
Maxim INVESCO ADR Portfolio                             Maxim Global Bond Portfolio

BNY Investment Advisors                                 Federated Investment Management Company
-----------------------                                 ---------------------------------------
Maxim Stock Index Portfolio                             Maxim Federated Bond Portfolio
Maxim Growth Index Portfolio
Maxim Value Index Portfolio                             Alliance Capital Management, L.P.
Maxim Index 600 Portfolio                               ---------------------------------
Maxim S&P 500 Index(R)                                  Maxim Bernstein International Equity Portfolio
                                                        Trusco Capital Management, Inc.
                                                        -------------------------------
                                                        Maxim Trusco Small-Cap Growth Portfolio

Janus Capital Management LLC                            Salomon Brothers Asset Management Inc
----------------------------                            -------------------------------------
                                                        Maxim Salomon Brothers High Yield Bond Portfolio
Maxim Janus Large Cap Growth Portfolio

Following is additional information about each sub-adviser:


Alliance Capital Management L.P. ("Alliance") Alliance, registered as an investment advisor under the Investment Advisers Act of 1940, is a Delaware limited partnership, with its principal business address at 1345 Avenue of the Americas, New York, New York, 10105. Alliance is ultimately owned by AXA, a holding company for an international group of insurance and related financial services companies.


The management of and investment decisions for the Portfolio are made by the Alliance Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The four members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Sharon Fay, Kevin Simms, Giulio Martini and Henry D'Auria.

Ms. Fay was appointed CIO--Global Value Equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. She brings to this role a range of experience in helping establish Alliance's Bernstein unit as a global player in value investing, having first successfully launched Canadian Value as Bernstein's first single-market service focused outside the US. She went on to build the UK Value service, Bernstein's first portfolio-management and research team based outside of the US. In addition to her role as CIO of Global Value Equities and Chairman of the Global Investment Policy Group, Ms. Fay serves as Co-CIO--European and UK Value Equities; previously the CIO for both services since 1999, she appointed Avi Lavi as Co-CIO in 2004. She also serves on the firm's Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1997 and 1999, Ms. Fay was CIO--Canadian Value equities. Prior to that, she had been a senior portfolio manager of International Value Equities since 1995. Ms. Fay joined Bernstein in 1990 as a research analyst in investment management, following the airline, lodging, trucking and retail industries. Before joining Bernstein, Ms. Fay served as director of research at Bernard L. Madoff. She earned a BA from Brown University and an MBA from Harvard University. CFA. Location: London

Mr. Simms was named co-CIO--International Value Equities in 2003, which he has assumed in addition to his role as director of research--Global and International Value Equities, a position he has held since 2000. As research director, he was instrumental in implementing significant enhancements to Bernstein's cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research--Emerging Markets Value Equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.

Mr. Martini was appointed to head the newly created quantitative strategies team within the value-equities unit. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. Prior to that, Mr. Martini had served as a senior economist concentrating on US research since joining Bernstein in 1985. Previously, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He earned a BA from the University of Colorado and an MA in political economy from Boston University. He also completed all course and examination requirements for the PhD program in economics at Boston University.
Location: New York.

Mr. D'Auria was named co-CIO of International Value Equities in 2003, adding to his responsibilities as CIO--Emerging Markets Value Equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research--Small Cap Value Equities and director of research--Emerging Markets Value Equities. Mr. D'Auria joined the firm in 1991 as a research analyst covering consumer and natural gas companies, and he later covered the financial services industry. Before coming to Bernstein, Mr. D'Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College. Chartered Financial Analyst. Location: New York.

Ariel Capital Management, LLC (Ariel) is a privately held minority-owned money manager registered with the Securities and Exchange Commission as an investment adviser. It is a Delaware Limited Liability Corporation with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The day-to-day manager for the Maxim Ariel Small-Cap Value and Maxim Ariel MidCap Value Portfolios is John W. Rogers, Jr. Mr. Rogers' business experience during the past five years is as Chairman and Chief Investment Officer, Ariel Capital Management and Portfolio Manager, Ariel Fund (formerly known as the Ariel Growth Fund), as well as Ariel Appreciation Fund. Mr. Rogers received his B.A. in Economics from Princeton University.

BNY Investment Advisors ("BNY") is a separately identifiable division of The Bank of New York, a New York State chartered bank (the "Bank"), and is registered as an investment adviser under the Investment Advisors Act of 1940. BNY's principal business address is One Wall Street, New York, New York 10286. BNY began management of the Maxim Stock Index, Maxim Growth Index, Maxim Value Index and Maxim Index 600 Portfolios on April 1, 2003. BNY began management of the Maxim S&P 500 Index(R) Portfolio on June 30, 2003.

The BNY Equity Index Team is responsible for the day-to-day management of the Fund's portfolio. The team is comprised of Mr. Kurt Zyla, Mr. Pratibh Desai, Mr. Robert McCormack, Mr. Robert McGrath, and Mr. Todd Rose.

Mr. Zyla is the Division Head of the Index Fund Management Division. Prior to managing the Division in 1998, Mr. Zyla was an index portfolio manager and worked in the Special Investment Products area, focusing on portfolio transitions / liquidations and equity derivative product strategies. Before joining the Bank in 1989, Mr. Zyla worked in the Specialty Chemicals Division of Engelhard Corporation in the areas of technical sales and product management.

Mr. Desai is a Portfolio Manager in the Index Fund Management Division. He is responsible for domestic portfolio management, cash equitization, and trade administration. Prior to joining the division in 2002, Mr. Desai worked for Deutsche Bank in the global custody area as an Account Analyst providing global accounting services for bank clients.

Mr. McCormack is a Senior Portfolio Manager in the Index Fund Management Division. He is responsible for domestic indexed portfolio management. Prior to joining the Index Management division in 1999, Mr. McCormack was a relationship manager in the Bank's Master Trust/Master Custody division, specializing in working with Foundations and Endowments and other Not-for-Profit organizations.

Mr. McGrath is a Senior Portfolio Manager in the Index Fund Management Division. He is responsible for domestic portfolio management, cash equitization, and trade administration in the Index Fund Management division. Prior to joining the division in 2001, Mr. McGrath worked in the Bank's Master Trust/Master Custody Worldwide Accounting area, providing domestic and global accounting services for Bank clients. Before joining the Bank in 1995, Mr. McGrath worked in the Mutual Fund area of Oppenheimer Capital Management as a fund accountant and administrator.

Mr. Rose is a Senior Portfolio Manager in the Index Fund Management Division. Before joining the Index Fund Management division, Mr. Rose worked in the Mutual Funds Accounting division. Prior to joining the Bank in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago.

Federated Investment Management Company ("Federated") is a wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States. Federated is a Delaware business trust with its principal business address at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.


Robert J. Ostrowski, John T. Gentry, and Mark E. Durbiano are the portfolio managers of the Maxim Federated Bond Portfolio. Mr. Ostrowski is Senior Vice President/Chief Investment Officer, Domestic and International Government and Corporate Bond Groups, and Senior Portfolio Manager and is responsible for portfolio management and administration of the Government and General High Grade Corporate Bond Groups with Federated. He joined Federated in 1987 and has 17 years investment experience. Mr. Gentry is a Vice President and Portfolio Manager and is responsible for portfolio management and investment research in the fixed income area concentrating on high grade corporate, U.S. government, and U.S. government agency bonds with Federated. He joined Federated in 1995 and has 14 years investment experience. Mr. Durbiano, who manages only the high-yield portion of the Portfolio, is a Senior Vice President and Senior Portfolio Manager for Federated, and is the head of their Domestic High Yield Group. Mr. Durbiano is responsible for portfolio management and research in the fixed income area, concentrating on domestic high yield securities. Mr. Durbiano received a B.A. from Dickinson College and an M.B.A. from the University of Pittsburgh. He is a member of the Pittsburgh Society of Financial Analysts, and he has been with Federated since 1982.

Franklin Advisers, Inc. is located at One Franklin Parkway, San Mateo, CA 94403, and is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange.


The Maxim Global Bond Portfolio is managed by a team of portfolio managers. Michael Hasenstab initially joined Franklin Templeton Investments in July of 1995. After a leave of absence to obtain his Ph.D., he rejoined the company in April of 2001. Currently, Dr. Hasenstab is vice president, co-director, and portfolio manager for Franklin Templeton Investments' International Bond Department. In this position, he co-directs all investment strategies within the International Fixed Income Group and co-manages the portfolio management team. In addition, he is a member of the Global Economic and Sector Allocation Committees, and is co-portfolio manager for numerous Franklin Templeton funds. Dr. Hasenstab specializes in global macro economic analysis with a focus on currency, interest rate, and sovereign credit analysis of developed and emerging market countries. Additionally, Dr. Hasenstab has a regional research focus in the Asia-Pacific and European Economies and has developed macro economic currency and emerging market sovereign credit models. Dr. Hasenstab has worked and traveled extensively in Asia, published research on China's financial market, and consulted global companies on Asia-Pacific investments and strategy. Dr. Hasenstab earned a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University, a master's degree in economics of development from the Australian National University, and a B.A. in international relations/political economy from Carleton College in the United States.

Alexander C. Calvo joined the Templeton organization in 1995 and is currently senior vice president, director, and portfolio manager for Franklin Templeton Investments' International Bond Department. In this position, Mr. Calvo directs all investment strategies within the Fixed Income Group and manages the portfolio management team. Prior to joining the Templeton organization, Mr. Calvo was an account executive with Fleishman-Hillard. While there, he served as consultant to firms investing in Latin America. Mr. Calvo earned an M.A. in international affairs from the Fletcher School of Law and Diplomacy at Tufts University and has completed course work for a Ph.D. in economics at Boston University. He earned a B.A. in political science from the State University of New York at Binghamton and studied electronic engineering at the Universidad Nacional de San Juan in Argentina. He has also received the Investment Management Certificate from the Investment Management Authority (IMRO) in the United Kingdom and holds the National Association of Securities Dealers Series 6 License in the United States.

INVESCO Global Asset Management (N.A.), Inc. ("IGAM"), is a Delaware corporation and a wholly owned subsidiary of INVESCO. IGAM is registered as an Investment Adviser with the Securities and Exchange Commission. Its principal business address is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

The day-to-day management of the Maxim INVESCO ADR Portfolio is handled by an investment team, comprised of W. Lindsay Davidson, Ingrid E. Baker, Michele T. Garren, and Kent A. Starke. The team collectively makes investment decisions under the direction of the Chief Investment Officer, Mr. Erik B. Granade. In addition to managing the Maxim INVESCO ADR Portfolio, the team acts as sub-advisor for affiliated mutual funds, and also manages other pooled investment vehicles that are not registered mutual funds, as well as other accounts managed for organizations and individuals.

Mr. Davidson has been with IGAM since 1984 and in 1989 he assumed responsibility for global and international portfolios. Mr. Davidson began his investment career in 1974 and previously worked for both insurance and reinsurance companies in England. He holds an M.A. (Honours) degree in Economics from Edinburgh University. Mr. Davidson currently serves as Managing Director.

Ms. Baker currently serves as a portfolio manager, and has been with IGAM since 1999. She began her investment career in 1990, and holds a B. A. in International Politics from Oberlin College and an M.B.A., I.E.S.E. from the University of Navarra.

Ms. Garren began her investment career in 1987, and joined IGAM in 1997. She currently serves as a portfolio manager. Ms. Garren received a B.B. A. in Finance from Southern Methodist University and an M.B.A. in Finance from New York University. Ms. Garren currently serves as a portfolio manager.

Mr. Starke began his investment career in 1983, and joined IGAM in 1992. He currently serves as a portfolio manager. Mr. Starke received a B.B.A. from the University of Georgia and an M.S. in Finance from Georgia State University.

Mr. Granade joined IGAM in 1996 and currently serves as Chief Investment Officer. Mr. Granade began his investment career in 1986. He received his B.A. in Economics from Trinity College.

Janus Capital Management LLC ("Janus") is a directly owned subsidiary of Janus Capital Group Inc., registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 151 Detroit Street, Denver, Colorado 80206.

Scott Schoelzel is the portfolio manager of the Maxim Janus Large Cap Growth Portfolio. Mr. Schoelzel is Executive Vice President of Janus and Portfolio Manager of the Janus Twenty Fund, which he has managed since August 1997. He is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Business from Colorado College.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is a Delaware limited partnership, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

The day-to-day manager of the Maxim Loomis Sayles Bond Portfolio is Daniel J. Fuss, Executive Vice President and Vice Chairman of Loomis Sayles. Mr. Fuss has been with Loomis Sayles since 1976, and manages several proprietary and firm sub-advised mutual funds--including the flagship Loomis Sayles Bond Fund and Managers Bond Fund--as well as institutional separate accounts. In addition to his portfolio management responsibilities, he serves as chairman of the firm's Bond Policy Committee. Mr. Fuss earned a Bachelor of Science and Masters in Business Administration from Marquette.

Joseph R. Gatz, Vice President of Loomis Sayles, has co-managed the Maxim Loomis Sayles Small-Cap Value Portfolio since 1999. As part of Loomis Sayles' Specialty Equity Group, Mr. Gatz is the lead portfolio manager for the Small/Extended/Mid Cap Value team and is directly responsible for Loomis Sayles' Small Cap Value, Extended Small Cap Value and Mid Cap Value equity styles. In addition to his duties as lead portfolio manager, he also maintains primary research responsibility for the Technology sector. Joe joined Loomis Sayles in 1999 as Vice President and Mid Cap Value Equity portfolio manager and was quickly promoted to lead the Small/Extended/Mid Cap Value team in early 2000. Mr. Gatz received a BA from Michigan State University and an MBA from Indiana University.

Daniel G. Thelen, Vice President of Loomis Sayles, has served as co-manager of the Portfolio since 1999 and has been employed with Loomis Sayles since 1996. Prior to his current role, Dan served as an equity analyst for Loomis Sayles' Small Cap Value portfolio (1996-2000), providing management with buy/sell recommendations for small capitalization companies. Mr. Thelen received a BA and an MBA from Michigan State University.

Massachusetts Financial Services Company ("MFS") is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. MFS is a Delaware corporation with its principal business address at 500 Boylston Street, Boston, Massachusetts 02116.

The Maxim MFS(R) International Growth Portfolio is co-managed by a Mr. David R. Mannheim and Mr. Marcus L. Smith. Mr. Mannheim is Senior Vice President, MFS, and has been manager of the MFS(R) Institutional International Equity Fund since January, 1996. He has been employed with MFS since 1988. Mr. Smith, Vice President, MFS, has been employed with MFS since 1994 and became a portfolio manager of MFS(R) Institutional International Equity Fund effective January 2001.


Salomon Brothers Asset Management Inc ("SaBAM") was established in 1987 and, together with its affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM's principal address is 399 Park Avenue, New York, New York 10022. On December 1, 2005, Citigroup, Inc. sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, Salomon Brothers Asset Management Inc., as investment adviser for the Maxim Salomon Brothers High Yield Bond Portfolio, became a wholly owned subsidiary of Legg Mason.

Peter J. Wilby, CFA, James E. Craige, CFA, and Beth A. Semmel, CFA, are responsible for the day-to-day management of the High Yield Bond Portfolio. Mr. Wilby is a managing director and senior portfolio manager with SaBAM and has 22 years of investment industry experience. He is responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios for SaBAM. Mr. Wilby joined SaBAM in 1989, and is a member of the Salomon Brothers Asset Management Investment Policy Committee. He received a BBA and an MBA in Accounting from Pace University

Mr. Craige is a managing director with SaBAM and has 16 years of investment industry experience. He joined SaBAM in May 1992, and he is a senior portfolio manager for all emerging markets debt portfolios. Mr. Craige is a member of the Salomon Brothers Asset Management Investment Policy Committee. He received his BS in Finance from the University of Vermont.

Ms. Semmel is a managing director and senior portfolio manager with SaBAM and has 23 years of investment industry experience. Ms. Semmel is a Senior Trader for all high yield portfolios, and is a member of the Salomon Brothers Asset Management Investment Policy Committee. Mr. Semmel joined SaBAM in May 1993. She received a BA in Math and Computer Science from Colgate University.

T. Rowe Price Associates, Inc. ("T. Rowe Price") is a Maryland corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

The Maxim T. Rowe Price Equity/Income Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers. The committee chairman has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. This investment advisory committee also serves as the investment committee for the T. Rowe Price Equity Income Fund. Mr. Rogers, Chief Investment Officer of T. Rowe Price and President of T. Rowe Price Equity Income Fund, has been the portfolio manager of the T. Rowe Price Equity Income Fund since its inception in 1985. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

The Maxim T. Rowe Price MidCap Growth Portfolio is managed by an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Mr. Berghuis and Mr Peters share day-to-day responsibility for managing the Portfolio and work with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis is a Vice President and equity portfolio manager of T. Rowe Price, and has been the portfolio manager of the T. Rowe Price Mid-Cap Growth Fund since 1992. He has been managing investments since 1988 and joined T. Rowe Price in 1985. Mr. Peters is a Vice President and equity portfolio manager of T. Rowe Price and is the portfolio manager of the T. Rowe Price Diversified Mid-Cap Growth Fund. Prior to joining the firm in 1993, Mr. Peters was a Portfolio Manager for Geewax, Terker and Company.


Trusco Capital Management, Inc. ("Trusco") Trusco, an investment advisor registered under the Investment Advisers Act of 1940, is a Georgia corporation with its principal business address at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. Trusco is a key subsidiary of SunTrust Banks, Inc.


The Maxim Trusco Small-Cap Growth Portfolio is managed by Mr. Mark D. Garfinkel. Mr. Garfinkel, CFA, has served as Managing Director of Trusco since 1994. He has managed their Small Cap Growth Stock Fund since it began operating in October 1998. He has more than 18 years of investment experience.


Maxim Government Securities Portfolio, U.S. Government Mortgage Securities Portfolio, Short Duration Bond Portfolio, and Bond Index Portfolio. The Maxim Government Securities Portfolio, U.S. Government Mortgage Securities Portfolio, Short Duration Bond Portfolio, and Bond Index Portfolio are managed by an internal investment management team comprised of Catherine Tocher and Bruce Masters.


Ms. Tocher has handled the day-to-day management responsibility for the Maxim U.S. Government Mortgage Securities Portfolio and Maxim U.S. Government Securities Portfolio since 1993. She has served as co-manager of the Maxim Short Duration Bond Portfolio since 2003 and the Maxim Bond Index Portfolio since 2004. Ms. Tocher is Vice President, Investments of Great-West Life & Annuity Insurance Company and joined the Great-West Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance, and she is a Chartered Financial Analyst.

Mr. Bruce Masters has served as co-manager of the Maxim Short Duration Bond Portfolio since 2003 and the Maxim Bond Index Portfolio since 2004. Mr. Masters is Assistant Vice President, Investments of Great-West Life & Annuity Insurance Company and joined the Great-West Investments Department in 1987. Mr. Masters is a graduate of Red River Community College in Winnipeg, Manitoba, Canada.


Maxim Profile Portfolios. The Maxim Profile Portfolios are managed by an advisory Committee chaired by Mark Corbett. As committee chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolios and works with the committee in developing and executing the Portfolios' investment program. Mr. Corbett, Senior Vice President of GW Capital Management and Senior Vice President, Investments of Great-West Life & Annuity Insurance Company, has provided advisory services for Profile Portfolios since inception in 1997. Mr. Corbett also serves on the Board of Directors of MCM. Prior to his employment with Great-West Life & Annuity Insurance Company in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.


Please see the Statement of Additional Information for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.


                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios
Shares of the Portfolios are not for sale directly to the public. Currently, the Portfolios' shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares
The transaction price for buying, selling, or exchanging a Portfolio's shares is the net asset value of that Portfolio. Each Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. Each Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that a Portfolio's net asset value fairly reflects security values at the time of pricing.

The net asset value of the Maxim Money Market Portfolio is determined by using the amortized cost method of valuation. Net asset value for the other Portfolios is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If a Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when a Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of each Portfolio is the Portfolio's net asset value next calculated after the Portfolio receives the order in proper form or "good order." This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken.

Each Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

o    You can request an exchange in writing or by telephone.
o    Written requests should be submitted to:
         8515 East Orchard Road
         Greenwood Village, CO 80111.
o The form should be signed by the account owner(s) and include the following information:
     (1)  the name of the account;
     (2)  the account number;
     (3)  the name of the Portfolio from which the shares are to be sold;
     (4)  the dollar amount or number of shares to be exchanged;
     (5)  the name of the Portfolio(s) in which new shares will be purchased;
          and
     (6) the signature(s) of the person(s) authorized to effect exchanges in the account.
o    You can request an exchange by telephoning 1-800-537-2033.
o A Portfolio may refuse exchange purchases by any person or group if, in MCM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
o If an account has more than one owner of record, we may rely on the instructions of any one owner.
o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.
o    All telephone calls will be recorded.
o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.
o Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

o The Maxim Money Market Portfolio ordinarily declares dividends from net investment income daily and distributes dividends monthly.
o The Maxim Bond Index, Maxim Federated Bond, Maxim U.S. Government Mortgage Securities, Maxim U.S. Government Securities and Maxim Short Duration Bond Portfolios ordinarily distribute dividends from net investment income quarterly.

o The Maxim T. Rowe Price Equity/Income, Maxim Janus Large Cap Growth, Maxim Salomon Brothers High Yield Bond, Maxim Ariel MidCap Value, Maxim T. Rowe Price MidCap Growth, Maxim Ariel Small-Cap Value, Maxim Loomis Sayles Small-Cap Value, Maxim Trusco Small-Cap Growth, Maxim Stock Index, Maxim Index 600, Maxim Value Index, Maxim Growth Index, Maxim S&P 500 Index(R), Maxim Global Bond, Maxim Loomis Sayles Bond and all Profile Portfolios ordinarily distribute dividends semi-annually.
o The Maxim Bernstein International Equity, Maxim INVESCO ADR and Maxim MFS(R) International Growth, Portfolios ordinarily distribute dividends annually.

o All of the Portfolios generally distribute capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios of the Fund are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio's securities and the reflection of that change in the Portfolio's share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.


The Fund maintains policies and procedures, approved by the board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in "good order", as described above) will be processed at the Portfolio's next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day's trade date at that day's net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. The procedures serve to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio's pricing time.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity.

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of a Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the plan recordkeeper's resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same Portfolio within 5 business days of each other. Upon identification of such investors, the past 90 days of the investor's activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM utilizes the resources of Great-West Retirement Services to contact the investor and the Plan involved. The investor receives a written request to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, trading restrictions may be implemented. The Portfolios and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolios believe represent market timing or excessive trading.

Please note that the Fund's market timing procedures are such that the Fund does not impose trading restrictions unless or until a Portfolio or its agent first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading activity , as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolios and their agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

The practices and policies described above are intended to deter and curtail market timing in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund's practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences
The Portfolios are not currently separate taxable entities. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in any one of the Portfolios depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes. Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Fund's performance and other information.

                                LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or Greenwood Investments LLC, the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

Pending Sub-Advisor Legal Matters

Federated Investment Management Company is the sub-adviser of the Maxim Federated Bond Portfolio. None of the allegations, investigations, or requests for information detailed below relate to MCM, the Fund, or Maxim Federated Bond Portfolio. References below to the "Federated Funds" are references to proprietary mutual funds sponsored by Federated Investors Inc., the parent company of the Federated Funds' investment advisers and distributors, and not to the Fund or its Portfolios.

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds (the "Federated Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Federated Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Federated Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although Federated does not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

Federated has informed MCM that the civil money penalty and additional lawsuits will have no impact on Federated Investment Management Company's ability to provide services on behalf of the Maxim Federated Bond Portfolio.


                              FINANCIAL HIGHLIGHTS


The Fund's audited financial statements as of December 31, 2005, together with the notes thereto and the report of Deloitte & Touche LLP will be filed by amendment. The financial highlights tables are intended to help you understand each Portfolio's financial history for the past five years, or, if shorter, the period of each Portfolio's operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose reports, along with the Fund's financial statements, are included in the Annual Reports for each of the Fund's Portfolios, filed on February __, 2006, accession nos. ____________ to ____________. A free copy of each Portfolio's Annual Report is available upon request by calling 1-800-537-2033.



                             ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and annual and semiannual reports are not made available in this manner.

The SAI and the annual and semi-annual reports are available on the EDGAR Database on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-3364.






























                         This Prospectus should be read
                       and retained for future reference.

--------------------------------------------------------------------------------------------------------

                                             MAXIM SERIES FUND, INC.

--------------------------------------------------------------------------------------------------------

Maxim Money Market Portfolio                              Maxim Bernstein International Equity Portfolio
Maxim Loomis Sayles Bond Portfolio                        Maxim INVESCO ADR Portfolio
Maxim U.S. Government Securities Portfolio                Maxim MFS(R) International Growth Portfolio
Maxim Global Bond Portfolio                               Maxim T. Rowe Price Equity/Income Portfolio
Maxim Short Duration Bond Portfolio                       Maxim Janus Large Cap Growth Portfolio
Maxim U.S. Government Mortgage
    Securities Portfolio                                  Maxim Ariel Small-Cap Value Portfolio
Maxim Federated Bond Portfolio
Maxim Salomon Brothers High Yield Bond Portfolio
                                                          Maxim Trusco Small-Cap Growth Portfolio

Maxim Ariel MidCap Value Portfolio                        Maxim Loomis Sayles Small-Cap Value Portfolio
Maxim T. Rowe Price MidCap Growth Portfolio
                                                          Maxim Aggressive Profile I Portfolio
Maxim Stock Index Portfolio                               Maxim Moderately Aggressive Profile I Portfolio
Maxim Index 600 Portfolio                                 Maxim Moderate Profile I Portfolio
Maxim Value Index Portfolio                               Maxim Moderately Conservative Profile I Portfolio

Maxim Growth Index Portfolio                              Maxim Conservative Profile I Portfolio
                                                          Maxim Aggressive Profile II Portfolio
Maxim Bond Index Portfolio                                Maxim Moderately Aggressive Profile II Portfolio
                                                          Maxim Moderate Profile II Portfolio
                                                          Maxim Moderately Conservative Profile II Portfolio
Maxim S&P 500 Index(R) Portfolio                          Maxim Conservative Profile II Portfolio

                               (the "Portfolios")


                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

         Throughout this SAI, "the Portfolio" is intended to refer to each Portfolio listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectuses for the Fund dated May __, 2006. Requests for copies of the Prospectus should be made by writing to: Secretary, Maxim Series Fund, Inc., at 8515 East Orchard Road, Greenwood Village, Colorado 80111, or by calling 1-800-537-2033. The financial statements, appearing in the Annual Report, are incorporated into this SAI by reference. Copies of the Annual Report are available, without charge, and can be obtained by calling 1-800-537-2033.


                                   May __ 2006

                                TABLE OF CONTENTS





                                                                                                                   Page

INFORMATION ABOUT THE FUND AND PORTFOLIOS............................................................................1
-----------------------------------------
INVESTMENT LIMITATIONS...............................................................................................1
----------------------
INVESTMENT POLICIES AND PRACTICES....................................................................................3
---------------------------------

MANAGEMENT OF THE FUND..............................................................................................XX
----------------------                                                                                              --
CODES OF ETHICS.....................................................................................................XX
---------------                                                                                                     --
INVESTMENT ADVISORY SERVICES........................................................................................XX
----------------------------                                                                                        --
PORTFOLIO TRANSACTIONS AND BROKERAGE................................................................................XX
------------------------------------                                                                                --
PURCHASE AND REDEMPTION OF SHARES...................................................................................XX
---------------------------------                                                                                   --
INVESTMENT PERFORMANCE..............................................................................................XX
----------------------                                                                                              --
DIVIDENDS AND TAXES.................................................................................................XX
-------------------                                                                                                 --
OTHER INFORMATION...................................................................................................XX
-----------------                                                                                                   --
FINANCIAL STATEMENTS................................................................................................XX
--------------------                                                                                                --
APPENDIX A..........................................................................................................XX
----------                                                                                                          --
APPENDIX B..........................................................................................................XX
----------                                                                                                          --

                    INFORMATION ABOUT THE FUND AND PORTFOLIOS

Maxim Series Fund, Inc. is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company (the "Fund"). The Fund offers thirty-four investment portfolios ("Portfolios"). This Statement of Additional Information describes the thirty-four Portfolios, twenty-three of which are diversified portfolios and eleven of which are non-diversified portfolios. The Fund is a Maryland corporation organized on December 7, 1981 and commenced business as an investment company in 1982. The Portfolios are "no-load," meaning you pay no sales charges or distribution fees. The Portfolios are presently only available in connection with variable annuity contracts and variable life insurance policies issued by Great-West Life & Annuity Insurance Company ("GWL&A") and certain other life insurance companies and certain qualified retirement and pension plans. GW Capital Management, LLC doing business as Maxim Capital Management, LLC ("MCM"), a wholly owned subsidiary of GWL&A, serves as the Fund's investment adviser.

Diversified Portfolios
Each diversified Portfolio will operate as a diversified investment portfolio of the Fund. This means that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Portfolio's total assets nor more than 10% of the outstanding voting securities of such issuer.

Non-Diversified Portfolios
A non-diversified Portfolio is any Portfolio other than a diversified Portfolio. The Maxim Global Bond Portfolio and the Maxim Profile I Portfolios and Maxim Profile II Portfolios (the "Profile Portfolios" or each a "Profile Portfolio") are considered "non-diversified" because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. Because a relatively high percentage of a non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                             INVESTMENT LIMITATIONS

The Fund has adopted limitations on the investment activity of its Portfolios which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Portfolio. These limitations apply to all Portfolios. If changes to the fundamental policies of only one Portfolio are being sought, only shares of that Portfolio are entitled to vote. "Majority" for this purpose and under the Investment Company Act of 1940 ("1940 Act") means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.

1. BORROWING. The Fund (i.e., each Portfolio) will not borrow money except that the Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with the Fund's investment objective and program, provided that any such borrowings comply with applicable regulatory requirements.

2. COMMODITIES, FUTURES, AND OPTIONS THEREON. The Fund (i.e., each Portfolio) will not purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). The Fund does not consider currency contracts or hybrid investments to be commodities.

3. INDUSTRY CONCENTRATION. The Fund (i.e., each Portfolio) will not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that foreign governments are industries for purposes of this restriction. Notwithstanding the foregoing, each of the Maxim Stock Index, Maxim Growth Index, Maxim Value Index, Maxim Index 600 and Maxim S&P 500 Index(R) Portfolios (the "Equity Index Portfolios" or each an "Equity Index Portfolio") may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described in the Equity Index Portfolios' current prospectus) is so concentrated; for purposes of this limitation, whether an Equity Index Portfolio is concentrating in an industry or group of industries shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

4. LOANS. The Fund (i.e., each Portfolio) will not make loans, although the Fund may (i) lend portfolio securities; (ii) enter into repurchase agreements; and
(iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.

5. DIVERSIFICATION. The Fund (i.e., each Portfolio) will not, with respect to 75% of the value of the Portfolio's total assets, purchase a security if, as a result (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Maxim Profile Portfolios and the Maxim Global Bond Portfolio, as these portfolios are considered non-diversified for purposes of the 1940 Act.

6. REAL ESTATE. The Fund (i.e., each Portfolio) will not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. SENIOR SECURITIES. The Fund (i.e., each Portfolio) will not issue senior securities except in compliance with the 1940 Act.

8. UNDERWRITING. The Fund (i.e., each Portfolio) will not underwrite securities issued by other persons, except to the extent the Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.

Non-Fundamental Policies
In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Portfolios to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Portfolio's name. If the Board of Directors determines to change the non-fundamental policy for any of these Portfolios, that Portfolio will provide no less than 60 days prior notice to the shareholders before implementing the change of policy.

Maxim Ariel Mid-Cap Value Portfolio                  Maxim Loomis Sayles Small-Cap Value Portfolio
Maxim Ariel Small-Cap Value Portfolio                Maxim Bernstein International Equity Portfolio
Maxim T. Rowe Price Mid-Cap Growth Portfolio
Maxim Global Bond Portfolio                          Maxim T. Rowe Price Equity/Income Portfolio
Maxim INVESCO ADR Portfolio                          Maxim U.S. Government Securities Portfolio
Maxim U.S. Government Mortgage Securities Portfolio  Maxim Trusco Small-Cap Growth Portfolio

Maxim Bond Index Portfolio                           Maxim Short Duration Bond Portfolio
Maxim Loomis Sayles Bond Portfolio                   Maxim MFS(R) International Growth Portfolio
Maxim Salomon Brothers High Yield Bond Portfolio     Maxim Federated Bond Portfolio
Maxim Janus Large Cap Growth Portfolio               Maxim S&P 500 Index(R) Portfolio

Operating Policies
The Fund has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.

Under these policies, the Fund (i.e., each Portfolio) will not:

1. Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net asset value;

2. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities (10% for the Maxim Money Market Portfolio);

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC;

4. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs, except that the Fund may purchase securities of issuers which invest or deal in the above.


                        INVESTMENT POLICIES AND PRACTICES

Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the Portfolios' investment policies set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

The following pages contain more detailed information about types of securities in which the Portfolios may invest, investment practices and techniques that MCM or any sub-adviser may employ in pursuit of the Portfolios' investment objectives, subject to their respective investment objectives, strategies and restrictions, and a discussion of related risks. MCM and/or its sub-advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Portfolios' investment objectives and policies and that doing so will help the Portfolios achieve their objectives. Unless otherwise indicated, each Portfolio may invest in all these securities or use all of these techniques. In addition, due to unavailability, economic unfeasibility or other factors, a Portfolio may simply have no opportunity to invest in a particular security or use a particular investment technique.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bankers' Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Portfolios generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems.

Borrowing. The Portfolios may borrow from banks or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Portfolio borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.

Brady Bonds. Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

Brady bonds have been issued only relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.

Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

Debt restructurings have been implemented under the Brady Plan in Argentina, Brazil, Bolivia, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady bonds having been issued to date by Argentina, Mexico and Venezuela. Most Argentine and Mexican Brady bonds and a significant portion of the Venezuelan Brady bonds issued to date are Collateralized Brady bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.

Each Portfolio will invest in Brady Bonds only if it is consistent with quality specifications established from time to time by MCM or the sub-adviser to that Portfolio.


Caps and Floors. Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.


Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Collateralized Mortgage Obligations. A Collateralized Mortgage Obligation ("CMO") is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMOs.

Commercial Paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.


Credit Default Swaps. A credit default swap ("CDS") is an agreement between two parties (the "Counterparties") whereby one party (the "Protection Buyer") agrees to make payments over the term of the CDS to another party (the "Protection Seller"), provided that no designated event of default (an "Event of Default") occurs on an underlying bond (the "Reference Bond") has occurred. If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or "par value," of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the "Deliverable Bond"). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. A Portfolio may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, a Portfolio will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If a Portfolio is a Protection Buyer and no Event of Default occurs, the Portfolio will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Portfolio (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If a Portfolio is the Protection Seller and no Event of Default occurs, the Portfolio will receive a fixed rate of income throughout the term of the CDS. However, if an Event of Default occurs, the Portfolio (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if a Portfolio invested directly in the Reference Bond. For example, a CDS may increase credit risk since the Portfolio has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS.

Credit Linked Notes. A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a bond or a fund of bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event") or (ii) the value of the Reference Bond or some other settlement amount agreed to in advance by the Note Issuer and the Note Purchaser, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event. Typically, the Reference Bond is a corporate bond, however, any type of fixed-income security could be used as the Reference Bond.

Currency Swaps. Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.


Derivatives Contracts. Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a Portfolio could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Portfolio from closing out a position. If this happens, the Portfolio will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell Portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Portfolio by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. The Portfolio may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Portfolio and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.


Depending upon how the Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Portfolio's exposure to interest rate, and currency risks, and may also expose the Portfolio to liquidity and leverage risks. OTC contracts also expose the Portfolio to credit risks in the event that a counterparty defaults on the contract.

Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities which were (i) initially issued at a discount from their face value, and (ii) purchased by a Portfolio at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Distressed Debt Obligations. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the adviser or sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Portfolio will generally make such investments only when the adviser or sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Portfolio will receive any interest payments on the distressed debt securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by the Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Portfolio may be restricted from disposing of such securities. None of the Portfolios will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Portfolio's assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.

Emerging Markets Issuers. Emerging markets include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in a country with an emerging market.

Exchange Traded Funds (ETFs). ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. Please also see the discussion concerning the risks associated with derivative transactions under "Futures and Options," below.

Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars. Eurodollar certificates of deposit are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floating Rate Note. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.

Foreign Currency Transactions. Any Portfolio which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Portfolio. A Portfolio may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Portfolios may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by MCM or one the sub-advisers.

The Portfolios may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Portfolio owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.

Each Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars into a foreign currency, or from one foreign currency into another foreign currency. For example, if a Portfolio held investments denominated in or exposed to Deutschemarks, the Portfolio could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on MCM's or the applicable sub-adviser's skill in analyzing and predicting currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as MCM or the sub-adviser anticipates. For example, if a currency's value rose at a time when MCM or the sub-adviser had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If MCM or a sub-adviser hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if MCM or a sub-adviser increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that MCM's or a sub-adviser's use of currency management strategies will be advantageous to the Portfolios or that it will hedge at an appropriate time.

Foreign Securities. Certain Portfolios may invest in foreign securities and securities issued by U.S. entities with substantial foreign operations in a manner consistent with its investment objective and policies. Such foreign investments may involve significant risks in addition to those risks normally associated with U.S. equity investments.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign securities in a Portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Portfolio in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Portfolio's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Portfolio's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Portfolio's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Portfolio may incur costs in connection with conversions between various currencies. In addition, a Portfolio may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Portfolio declares and pays a dividend, or between the time when a Portfolio accrues and pays an operating expense in U.S. dollars.

American Depository Receipts ("ADRs"), as well as other "hybrid" forms of ADRs including European Depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.

Futures. See "Futures and Options" below.


Hedging. Hedging transactions are intended to reduce specific risks. For example, to protect a Portfolio against circumstances that would normally cause the Portfolio's securities to decline in value, the Portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Portfolio may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Portfolio's ability to hedge may be limited by the costs of the derivatives contracts. A Portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that
(1) hedge only a portion of its Portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Portfolio.


High Yield-High Risk Debt Securities ("Junk Bonds"). High yield high risk debt securities, often referred to as "junk bonds," are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or of comparable quality if unrated. High yield securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus further disrupting the market for such securities.

High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade bonds. Conversely, when interest rates fall, high yield bonds tend to underperform Treasury and investment grade bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Portfolios defaults, the Portfolios may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Portfolios' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolios may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Portfolios report the interest on these securities as income even though they receive no cash interest until the security's maturity or payment date.

In addition, the credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.

Because the risk of default is higher for lower-quality debt securities, MCM and its sub-advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody's and Standard & Poor's are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio's investment objective may be more dependent on the investment adviser's own credit analysis than might be the case for a portfolio which invests in higher quality bonds. MCM and its sub-advisers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain high yield securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

New laws and proposed new laws may negatively affect the market for high yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high yield securities. Any such proposals, if enacted, could negatively affect the Portfolios' net asset values.

A Portfolio may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.

Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.

Illiquid Securities. The term "illiquid securities" or non-publicly traded securities, means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Portfolio's net asset value. Under the supervision of the Board of Directors, MCM determines the liquidity of portfolio securities and, through reports from MCM, the Board of Directors monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional investors may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Directors.

A Portfolio may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Interest Rate Transactions. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect the Portfolio against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Portfolio's holdings. These transactions may also be used to attempt to protect against possible declines in the market value of the Portfolio's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of the Portfolio's holdings, or to facilitate the sale of such securities.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The successful utilization of interest rate transactions depends on the Portfolio manager's ability to predict correctly the direction and degree of movements in interest rates. If the Portfolio manager's judgment about the direction or extent of movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into such transactions. For example, if the Portfolio purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the Securities and Exchange Commission to be illiquid securities and, therefore, the Portfolio may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Portfolio manager believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

Investment Companies. Each Portfolio may invest in shares of mutual funds within the limitations of the Investment Company Act of 1940 (the "1940 Act") and any orders issued by the SEC. The following discussion of mutual funds may be of particular relevance to those who invest in the Profile Portfolios. These Portfolios are known as "funds of funds" because they seek to achieve their investment objectives by investing in other mutual funds (the "Underlying Portfolios"). Except for these funds of funds, the 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any investment company and no more than 10% in any combination of unaffiliated contracts (unless other limitations have been granted in an order issued by the SEC). The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Profile Portfolios each may invest in both MCM-advised and non-MCM-advised Underlying Portfolios.

The Underlying Portfolios' investments, the different types of securities the Underlying Portfolios typically invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by Underlying Portfolios are currently known. Not all Underlying Portfolios discussed below are eligible investments for each Portfolio. A Portfolio will invest in Underlying Portfolios that are intended to help achieve its investment objective.

Mutual Funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Exchange Traded Funds, which are also a type of mutual fund, are discussed above. Mutual funds generally offer investors the advantages of diversification and professional investment management by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

Stock Funds typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value.

Small-Cap Stock Funds seek capital growth and invest primarily in equity securities of companies with smaller market capitalization. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

International Stock Funds seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

Bond Funds seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities is depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

Money Market Funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

Loan Participations and Assignments. Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Portfolio purchases a Loan Participation, the Portfolio typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the Adviser or sub-adviser to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Portfolio may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolios anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Each Portfolio's Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or Assignment and its market place including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid Assignments and Loan Participation that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Portfolio's assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Portfolio's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Portfolio's Board.

Lending of Portfolio Securities. Subject to Investment Limitations described above for all Portfolios, each Portfolio of the Fund from time-to-time may lend its portfolio securities to brokers, dealers and financial institutions. No lending may be made with any companies affiliated with MCM or the sub-advisers. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.

Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by MCM to be of good standing. Furthermore, they will only be made if, in MCM's judgment, the consideration to be earned from such loans would justify the risk.

MCM understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities. Lower quality debt securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (i.e., Ba or lower by Moody's and BB or lower by Standard & Poor's) or unrated securities of comparable quality. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Although these securities generally provide greater income than investments in higher rated securities, they are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. MCM and its sub-advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody's and Standard & Poor's are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, existing debt, asset coverage, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio's investment objective may be more dependent on the investment adviser's own credit analysis than might be the case for a portfolio which invests in higher quality bonds. MCM and its sub-advisers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain lower quality securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

Money Market Instruments and Temporary Defensive and Other Short-Term Positions. In addition to the Money Market Portfolio, the other Portfolios, except the Maxim Profile I Portfolios and the Maxim Profile II Portfolios, each may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in "money market instruments") as deemed appropriate by MCM or the applicable sub-adviser, or may invest any or all of their assets in money market instruments as deemed necessary by MCM or the applicable sub-adviser for temporary defensive purposes.

The types of money market instruments in which such Portfolios may invest include, but are not limited to: (1) bankers' acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market mutual funds (see "Investment Companies" under the Investment Policies and Practices section, above).

Mortgage-Backed Securities. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Options. See "Futures and Options" below.

Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.

Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. Such agreements may be considered to be loans by the Portfolios for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and MCM or its sub-advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Portfolio will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by MCM.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. These agreements are considered to be borrowings under the 1940 Act. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint. A Portfolio will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by MCM. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Short Sales "Against the Box." Short sales "against the box" are short sales of securities that a Portfolio owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Portfolio will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

A Portfolio's decision to make a short sale against the box may be a technique to hedge against market risks when MCM or its sub-advisers believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Stripped Treasury Securities. Certain Portfolios may invest in zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Portfolio may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.

Structured Securities. Structured securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. The credit risk generally will be equivalent to that of the underlying instruments.

Structured securities may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Certain issuers of structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

Supranational Entities. Certain Portfolios may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above, under "Foreign Securities."

Swap Deposits. Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. dollars without incurring risks of foreign exchange.


Swaps. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Fund may invest include caps and floors, interest rate swaps, total return swaps and credit default swaps.


Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.


Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.


U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Portfolios to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, the Portfolio may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Portfolios generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Portfolios may sell the securities before the settlement date if MCM or the applicable sub-adviser deems it advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will maintain, in a segregated account, liquid assets having a value equal to or greater than the Portfolio's purchase commitments; likewise a Portfolio will segregate securities sold on a delayed-delivery basis.

Zero Coupon Securities, PIK Bonds and Deferred Payment Securities. Certain of the Portfolios may invest in zero coupon securities, PIK (Payment In Kind) bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Portfolio also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Portfolio's limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

To avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Futures and Options

Futures Contracts. When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Call Options. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A Portfolio may use call options in the following ways: o Purchase call options on futures contracts, foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of an increase in the value of the underlying asset or instrument; and o Write call options on Portfolio securities, financial futures contracts and foreign currency forward contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Put Options. A put option gives the holder the right to sell the underlying asset to the writer of the option. A Portfolio may use put options in the following ways: o Purchase put options on Portfolio securities, financial futures contracts and foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of a decrease in the value of the underlying asset; and o Write put options on futures contracts, foreign currency forward contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Portfolio may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. A Portfolio may also buy or write options, as needed, to close out existing option positions.

Purchasing Put and Call Options. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolios greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Certain Portfolios may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

Asset Coverage for Futures and Options Positions. The Portfolios will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Combined Positions. A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The Portfolios intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Portfolios can commit assets to initial margin deposits and option premiums. Accordingly, to the extent that a Portfolio may invest in futures contracts and options, a Portfolio may only enter into futures contracts and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Portfolio. This limitation on a Portfolio's permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to assets held to cover its options or futures positions could also be impaired.


                          PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is the Fund's policy that the public disclosure of information concerning the Fund's portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (i) information about the Fund's portfolio holdings may not be disclosed until it is either filed with the SEC or mailed out to shareholders, which filing or mailing will not be made sooner than 30 days after the quarter's end, (ii) portfolio holding information that is solely available in other regulatory reports or filings may not be disclosed, unless as expressly authorized by the Fund's President or Chief Compliance Officer ("CCO"), or where applicable, at least three days after mailing, or one day after EDGAR filing, and (iii) portfolio holding information that is more current than that in reports or other filings filed electronically with the SEC or posted on the Fund's website may be disclosed 30 days after the relevant reporting period.

Public Disclosures. Information regarding each Portfolio's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

The Fund and Greenwood may disclose a Portfolio's ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis.

The Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holding information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes.

Other Disclosures. The Fund periodically provides information concerning its portfolio holdings to the Fund's service providers and the Fund's disinterested directors in connection with its provision of services to or on behalf of the Fund. In addition to MCM, these service providers include any sub-adviser, custodian, broker-dealer, transfer agent, securities lending agents, auditor and legal counsel.

Portfolio holding information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC's EDGAR system may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by the Fund's President or Chief Compliance Officer. The Fund may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.

The Fund may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the President or CCO of the Fund in writing and upon his determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Portfolio may disclose portfolio holding information.

Any exceptions authorized by the President or CCO are reported to the Board of Directors. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Fund and its shareholders.

As authorized by the Board of Directors, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund portfolio holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board of Directors periodically. Any modifications to the guidelines require prior Board approval.

At this time, the Fund has not entered into any ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. If, in the future, the Fund desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund's SAI. The Fund's portfolio holdings information may not be disseminated for compensation. There is no assurance that the Fund's policies on holdings information will protect the Portfolios from the potential misuse of holdings by individuals or firms in possession of that information.


MANAGEMENT OF THE FUND

The Fund
The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance.

Directors and Officers
Information regarding the Directors and executive officers of the Fund including their ages, position(s) with the Fund, and their principal occupations during the last five years (or as otherwise indicated) are set forth below. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111 (unless otherwise indicated).

There are no arrangements or understanding between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.

------------------------------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS
------------------------------------------------------------------------------------------------------------------------
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
  Name, address     Position(s)    Term of Office     Principal Occupation(s) during      Number of         Other
     and age         Held with    (Length of Time              Past 5 Years              Portfolios     Directorships
                       Fund           Served)                                              in Fund    Held by Director
                                                                                           Complex
                                                                                          Overseen
                                                                                         by Director
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
Rex Jennings (80)    Director     March 22, 1988    President Emeritus, Denver Metro         35
                                  to present        Chamber of Commerce
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
Richard P.           Director     April 30, 1987    Retired Superintendent, Denver           35
Koeppe (75)                       to present        Public Schools

------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
Sanford Zisman       Director     March 19, 1982    Attorney, Firm of Zisman, Ingraham       35
(65)                              to present        and Daniel, P.C.
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------






----------------------------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------------------------
----------------- -------------- ---------------- ------------------------------- ------------ -----------------------
 Name, address     Position(s)   Term of Office      Principal Occupation(s)       Number of    Other Directorships
    and age         Held with      (Length of          during Past 5 Years        Portfolios      Held by Director
                      Fund        Time Served)                                      in Fund
                                                                                    Complex
                                                                                   Overseen
                                                                                  by Director
----------------- -------------- ---------------- ------------------------------- ------------ -----------------------
----------------- -------------- ---------------- ------------------------------- ------------ -----------------------
*William T.       Director and   June 1, 2000     President and Chief Executive       35       Director, Great-West
McCallum (63)       President    to present       Officer of Great-West Life &                 Lifeco Inc.,
                                                  Annuity Insurance Company;                   Great-West Life &
                                                  President and Chief Executive                Annuity Insurance
                                                  Officer, United States                       Company, First
                                                  Operations, The Great-West                   Great-West Life &
                                                  Life Assurance Company (1990                 Annuity Insurance
                                                  to present); Co-President and                Company, and GWL&A
                                                  Chief Executive Officer of                   Financial Inc.
                                                  Great-West Lifeco Inc.;
                                                  President and Chief Executive
                                                  Officer of GWL&A Financial
                                                  Inc.; President and Chief
                                                  Executive Officer of First
                                                  Great-West Life & Annuity
                                                  Insurance Company
----------------- -------------- ---------------- ------------------------------- ------------ -----------------------
----------------- -------------- ---------------- ------------------------------- ------------ -----------------------
*Mitchell T.G.      Director     June 1, 2000     Executive Vice President and        35        Manager, GW Capital
Graye (50)                       to present       Chief Financial Officer of                   Management, LLC and
                                                  Great-West Life & Annuity                    Orchard Capital
                                                  Insurance Company; Executive                 Management, LLC,
                                                  Vice President and Chief                     Director, Orchard
                                                  Financial Officer, United                    Trust Company and
                                                  States Operations, The                       FASCore, LLC
                                                  Great-West Life Assurance
                                                  Company; Executive Vice
                                                  President and Chief Operating
                                                  Officer, One Benefits, Inc.;
                                                  Executive Vice President and
                                                  Chief Financial Officer of
                                                  GWL&A Financial Inc.;
                                                  Manager, MCM; Director and
                                                  Executive Vice President,
                                                  Orchard Trust Company;
                                                  Manager and President Orchard
                                                  Capital Management, LLC
----------------- -------------- ---------------- ------------------------------- ------------ -----------------------
----------------- -------------- ---------------- ------------------------------- ------------ -----------------------
*Graham             Treasurer    November 29,     Vice President, Corporate           35        Director, Greenwood
McDonald (59)                    2001 to present  Finance and Investment                          Investments, LLC
                                                  Operations; Treasurer, MCM,
                                                  Orchard Capital Management,
                                                  LLC, and Great-West Variable
                                                  Annuity Account A; Director
                                                  and President, Greenwood
                                                  Investments, LLC and GWFS
                                                  Equities, Inc.
----------------- -------------- ---------------- ------------------------------- ------------ -----------------------
----------------- -------------- ---------------- ------------------------------- ------------ -----------------------
*Beverly A.         Secretary    April 10, 1997   Vice President and Counsel,         35                None
Byrne (50)                       to present       U.S. Operations, The
                                                  Great-West Life Assurance
                                                  Company and Orchard Trust
                                                  Company; Vice President,
                                                  Counsel and Associate
                                                  Secretary, Great-West Life &
                                                  Annuity Insurance Company,
                                                  GWL&A Financial Inc., First
                                                  Great-West Life & Annuity
                                                  Insurance Company; Vice
                                                  President, Counsel and
                                                  Secretary, FASCore, LLC;
                                                  Secretary, MCM, One Orchard
                                                  Equities, Inc., Orchard
                                                  Capital Management, LLC,
                                                  Greenwood Investments, LLC,
                                                  GWFS Equities, Inc.,
                                                  BenefitsCorp, Inc., Advised
                                                  Assets Group, LLC, and
                                                  Great-West Variable Annuity
                                                  Account A; Vice President,
                                                  Orchard Trust Company
----------------- -------------- ---------------- ------------------------------- ------------ -----------------------

* A Director who is not an "interested person" of the Fund (as defined in the 1940 Act) is referred to as an "Independent Director." An "Interested Director" refers to a Director or officer who is an "interested person" of the Fund by virtue of their affiliation with either the Fund or MCM.

Standing Committees
The Fund Board has two standing committees: an Executive Committee and an Audit Committee


The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board of Directors; (3) the fixing of compensation of the Directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Directors by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws;
(6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (6) the declaration of dividends and the issuance of capital stock of the Fund. Messrs. McCallum and Graye are the members of the Executive Committee. XX meetings of the Executive Committee were held in 2005.

As set out in the Fund's Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of the Fund's financial accountability and financial reporting by providing a means for the Fund's disinterested Directors to be directly informed as to, and participate in the review of, the Fund's audit functions. Another objective is to ensure the independence and accountability of the Fund's outside auditors and provide an added level of independent evaluation of the Fund's internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. Jennings, Koeppe and Zisman are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2005.

Ownership [To be filed by amendment]
As of December 31, 2005, the following members of the Board of Directors had beneficial ownership in the Fund and/or any other investment companies overseen by the Director:

--------------------- --------------------------------------- --------------------- -------------------------
                                                                                    Aggregate Dollar Range
                                                                                    of Equity Securities in
Director              Portfolio                               Dollar Range of       all Registered
                                                              Equity Securities     Investment Companies
                                                              in the Portfolio      Overseen by Director in
                                                                                    Family of Investment
                                                                                    Companies
--------------------- --------------------------------------- --------------------- -------------------------
-------------------------------------------------------------------------------------------------------------
                                           INDEPENDENT DIRECTORS*
-------------------------------------------------------------------------------------------------------------
--------------------- --------------------------------------- --------------------- -------------------------

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

--------------------- --------------------------------------- --------------------- -------------------------

*Director is not an "interested person" of the Fund (as defined in the 1940
Act), also referred to as an "Independent Director."


Independent Directors and their Immediate Family Members
As of December 31, 2005, other than as described above under "Ownership," no Independent Director and no immediate family member of an Independent Director beneficially or of record owned any equity securities of an investment adviser or the principal underwriter of the Fund, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2005, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, held a position, including as an officer, employee, director or general partner, with any of the following:


o    the Fund;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund;
o an investment adviser, the principal underwriter or affiliated person of the Fund; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.


As of December 31, 2005, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $60,000, in any of the following:


o    an investment adviser or the principal underwriter of the Fund; or
o any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.


As of December 31, 2005, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party:


o    the Fund, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;
o an investment adviser or the principal underwriter of the Fund, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.


As of December 31, 2005, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $60,000, with any of the following persons:


o    the Fund, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;
o an investment adviser or the principal underwriter of the Fund, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.


As of December 31, 2005, no officer of an investment adviser or the principal underwriter of the Fund or an officer of any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Director of the Fund or an immediate family member of an Independent Director has also served as an officer of such company during the two most recently completed calendar years.


Compensation
The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or MCM. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

----------------------- --------------------- -------------------- --------------------- --------------------
 Name of Independent         Aggregate            Pension or         Estimated Annual    Total Compensation
       Director          Compensation from        Retirement          Benefits Upon      from Fund and Fund
                                Fund           Benefits Accrued         Retirement         Complex Paid to
                                                as Part of Fund                               Directors
                                                   Expenses
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
R. Jennings                    32,250                  0                    0                  32,250
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
R.P. Koeppe                    32,250                  0                    0                  32,250
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
S. Zisman                      32,250                  0                    0                  32,250
----------------------- --------------------- -------------------- --------------------- --------------------

* As of December 31, 2005, there were 35 funds for which the Directors serve as Directors, 34 of which were Portfolios of the Fund. The total compensation paid is comprised of the amount paid during the Fund's most recently completed fiscal year by the Fund and its affiliated investment companies.

                                 CODES OF ETHICS

The Fund, MCM, and Greenwood Investments, LLC each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities purchased or held by the Fund under certain circumstances. Each Code places appropriate restrictions on all such investments.

                              Proxy Voting Policies


Proxies will be voted in accordance with the proxy policies and procedures attached hereto as Appendix B. Proxy voting information for the Fund will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling 1-800-537-2033, or writing to: Secretary, Maxim Series, Fund, Inc. at 8515 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how the Fund voted proxies relating to the Portfolios is also available on the SEC's website at http://www.sec.gov.




                          INVESTMENT ADVISORY SERVICES

Investment Adviser
MCM is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated December 5, 1997, as amended. MCM is a wholly-owned subsidiary of GWL&A, which is an indirectly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

Investment Advisory Agreement
Under the terms of the investment advisory agreement with the Fund, MCM acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. MCM also provides the Fund with all necessary office facilities and personnel for servicing the Portfolios' investments, compensates all officers of the Fund and all Directors who are "interested persons" of the Fund or of MCM, and all personnel of the Fund or MCM performing services relating to research, statistical and investment activities.

In addition, MCM, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors.


The Investment Advisory Agreement became effective on December 5, 1997 and was amended effective July 26, 1999, May 1, 2002, May 1, 2003, July 1, 2003, May 1, 2004, and May 1, 2005. As approved, the Agreement will remain in effect until May 1, 2006, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio. Any material amendment to the Agreement becomes effective with respect to the affected Portfolio upon approval by vote of a majority of the outstanding voting securities of that Portfolio. The agreement is not assignable and may be terminated without penalty with respect to any Portfolio either by the Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio or by MCM, each on 60 days notice to the other party.


In approving the Investment Advisory Agreement and the sub-advisory agreements with each sub-adviser ("Sub-Advisory Agreements"), the Board considered a wide range of information of the type they regularly consider. The Board requested and received materials relating to the Investment Advisory Agreement and each Sub-Advisory Agreement in advance of the meeting at which the Investment Advisory Agreement and Sub-Advisory Agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration.

At regular meetings of the Board held throughout the year, the Board meets with representatives of MCM and of the sub-advisers to discuss portfolio management strategies, benchmark index tracking for each Index Portfolio and performance of each Portfolio. The Board also considers MCM's and each sub-adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Portfolios and procedures MCM and each sub-adviser use for obtaining best execution for transactions in the Portfolios.

With respect to the nature, scope and quality of the services provided by MCM and each sub-adviser, the Board considered, among other things, MCM's and each sub-adviser's personnel, experience, resources and track record, their ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolios, consulting by the sub-advisers as appropriate with MCM, and performing research and obtaining and evaluating the economic, statistical and financial data relevant to the investment policies of the Portfolios. The Board also considered MCM's and each sub-adviser's reputation for management of their specific investment strategies, MCM's and each sub-adviser's overall financial condition, technical resources, and operational capabilities.

With respect to the advisory fee rates payable to sub-advisers by MCM, the Board considered fees payable by similar funds managed by other advisers, which indicate that fees to be paid do not deviate greatly from those fees paid by other similar funds. The Board also considered the total expense ratio of each Portfolio and of similar funds managed by other advisers with respect to peer group averages. In this review process, the Board analyzed all compensation flowing to MCM and its affiliates in relation to the quality of all services provided as well as the overall profitability to MCM and its affiliates.

Management Fees
Each Portfolio pays a management fee to MCM for managing its investments and business affairs. MCM is paid monthly at an annual rate of a Portfolio's average net assets as described in the Prospectus.


The Sub-Advisers [Updated information to be filed by amendment.]

ALLIANCE CAPITAL MANAGEMENT L.P.
Alliance Capital Management L.P. ("Alliance") began serving as the sub-advisor to the Maxim Bernstein International Equity Portfolio pursuant to a Sub-Advisory Agreement dated effective July 5, 2005, approved by the Board of Directors on June 13, 2005. Alliance, registered as an investment advisor under the Investment Advisers Act of 1940, is a Delaware limited partnership, with its principal business address at 1345 Avenue of the Americas, New York, New York, 10105. Alliance is ultimately owned by AXA, a holding company for an international group of insurance and related financial services companies.

GW Capital Management, LLC ("GWCM"), doing business as Maxim Capital Management, LLC, the investment advisor to Maxim Series Fund, Inc. is responsible for compensating Alliance, which receives monthly compensation for the Portfolio at the annual rate of .55% on the first $150 million, .50% on the next $150 million, and .45% thereafter.

Other Accounts Managed

The management of and investment decisions for the Portfolio are made by the Alliance Global Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Giulio A. Martini are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's managers also have day-to-day management responsibilities(1). The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.


-------------------------------------------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
-------------------------------------------------------------------------------------------------------------------
--------------------- ------------------- ---------------------- ------------------------- ------------------------
                                                                                               Total Assets of
                                                                   Number of Registered     Registered Investment
                       Total Number of       Total Assets of       Investment Companies    Companies Managed with
                          Registered           Registered              Managed with        Performance-based Fees
                          Investment      Investment Companies    Performance-based Fees
 Portfolio Manager    Companies Managed          Managed
--------------------- ------------------- ---------------------- ------------------------- ------------------------
--------------------- ------------------- ---------------------- ------------------------- ------------------------
Ms. Sharon E. Fay             XX                   XX                         XX                      XX
--------------------- ------------------- ---------------------- ------------------------- ------------------------
--------------------- ------------------- ---------------------- ------------------------- ------------------------
Mr. Kevin F. Simms            XX                   XX                         XX                      XX
--------------------- ------------------- ---------------------- ------------------------- ------------------------
--------------------- ------------------- ---------------------- ------------------------- ------------------------
Mr. Henry S. D'Auria          XX                   XX                         XX                      XX
--------------------- ------------------- ---------------------- ------------------------- ------------------------
--------------------- ------------------- ---------------------- ------------------------- ------------------------
Mr. Giulio A Martini          XX                   XX                         XX                      XX
--------------------- ------------------- ---------------------- ------------------------- ------------------------
-------------------------------------------------------------------------------------------------------------------

                           POOLED INVESTMENT VEHICLES
-------------------------------------------------------------------------------------------------------------------
--------------------- ------------------ ----------------------- ------------------------- ------------------------
                      Total Number of                            Number of Pooled          Total Assets of Pooled
                      Pooled                                     Investment Vehicles       Investment Vehicles
                      Investment         Total Assets of         Managed with              Managed with
Portfolio Manager     Vehicles Managed   Pooled Investment       Performance-based Fees    Performance-based Fees
                                         Vehicles Managed
--------------------- ------------------ ----------------------- ------------------------- ------------------------
--------------------- ------------------ ----------------------- ------------------------- ------------------------
Ms. Sharon E. Fay          XX                   XX                         XX                      XX
--------------------- ------------------ ----------------------- ------------------------- ------------------------
--------------------- ------------------ ----------------------- ------------------------- ------------------------
Mr. Kevin F. Simms         XX                   XX                         XX                      XX
--------------------- ------------------ ----------------------- ------------------------- ------------------------
--------------------- ------------------ ----------------------- ------------------------- ------------------------
Mr. Henry S. D'Auria       XX                   XX                         XX                      XX
--------------------- ------------------ ----------------------- ------------------------- ------------------------
--------------------- ------------------ ----------------------- ------------------------- ------------------------
Mr. Giulio A Martini       XX                   XX                         XX                      XX
--------------------- ------------------ ----------------------- ------------------------- ------------------------

-------------------------------------------------------------------------------------------------------------------

                                 OTHER ACCOUNTS
-------------------------------------------------------------------------------------------------------------------
--------------------- ------------------ ---------------------- -------------------------- ------------------------
                      Total Number of                           Number of Other Accounts   Total Assets of Other
                      Other Accounts     Total Assets of        Managed with               Accounts with
Portfolio Manager     Managed            Other Accounts         Performance-based Fees     Performance-based Fees
                                         Managed
--------------------- ------------------ ---------------------- -------------------------- ------------------------
--------------------- ------------------ ---------------------- -------------------------- ------------------------
Ms. Sharon E. Fay           XX                   XX                         XX                      XX
--------------------- ------------------ ---------------------- -------------------------- ------------------------
--------------------- ------------------ ---------------------- -------------------------- ------------------------
Mr. Kevin F. Simms          XX                   XX                         XX                      XX
--------------------- ------------------ ---------------------- -------------------------- ------------------------
--------------------- ------------------ ---------------------- -------------------------- ------------------------
Mr. Henry S. D'Auria        XX                   XX                         XX                      XX
--------------------- ------------------ ---------------------- -------------------------- ------------------------
--------------------- ------------------ ---------------------- -------------------------- ------------------------
Mr. Giulio A Martini        XX                   XX                         XX                      XX
--------------------- ------------------ ---------------------- -------------------------- ------------------------


Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance believes it owes its clients and shareholders an undivided duty of loyalty. Alliance recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds (hereinafter "clients"), and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. Alliance places the interests of its clients first and expects all of its employees to maintain our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics. Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients. The Alliance investment professional or investment professional teams for each fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities. In addition, the Alliance investment professionals routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions is disseminated fairly within its portfolio management teams and investment opportunities are allocated equitably among different clients.

Compensation

Alliance's compensation program for investment professionals(2) is designed to be competitive and appropriate to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"); (iv) discretionary long-term incentive compensation in the form of restricted unit grants (granted prior to 2002); and
(v) contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; and participation in the investment team/discipline's dialogue. An investment professional's contribution to business results and overall business strategy, success of marketing/business development efforts and client servicing, seniority/length of service with the firm, management and supervisory responsibilities and fulfillment of Alliance's leadership criteria are relevant to compensation decisions.

____________________________
(1) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

(2) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
Ownership of Securities

None of the Portfolio managers own shares of the Portfolio.

ARIEL CAPITAL MANAGEMENT, LLC
Ariel Capital Management, LLC ("Ariel") serves as the sub-adviser to the Maxim Ariel Small-Cap Value Portfolio and the Maxim Ariel MidCap Value Portfolio pursuant to Sub-Advisory Agreements dated December 1, 1993, as amended and February 5, 1999 respectively. Ariel is a privately held minority-owned money manager.

MCM is responsible for compensating Ariel, which receives monthly compensation at the annual rate of .40% of the average daily net asset value of the Maxim Ariel Small-Cap Value Portfolio up to $5 million, .35% on the next $10 million, ..30% on the next $10 million, and .25% of such value in excess of $25 million. Ariel receives compensation at the annual rate of 0.50% of the average daily net asset value of the Maxim Ariel Midcap Value Portfolio on the first $25 million of assets, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Maxim Ariel MidCap Value Portfolio.


John W. Rogers, Jr. is the portfolio manager for the Maxim Ariel Small-Cap Value and Maxim Ariel Midcap Value Portfolios and all other accounts managed in the same investment style by Ariel, none of which are a pooled investment vehicle. As of December 31, 2005, other accounts managed by Mr. Rogers at Ariel include XX institutional accounts totaling $XX billion in assets, including XX performance-based fee accounts totaling $XX million in assets, and XX sub-advisory relationships totaling $XX million in assets.


All accounts are managed using a model portfolio. Investment decisions are allocated across all accounts in a strategy, which limits the conflicts involved in managing multiple accounts. Differences in investments are as a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Mr. Rogers' compensation is composed of (i) a base salary that is calculated based upon market factors for comparable CEOs of comparable advisory firms; (ii) a quarterly bonus that is related to the profitability of Ariel; (iii) an annual incentive that is based upon goals set by Ariel's Board of Directors that are tied to the annual performance of both Ariel Fund and Ariel Appreciation Fund, both series of the Ariel Investment Trust, an open-end, diversified management investment company, the performance of Ariel (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers executing various annual goals; and (iv) a stock grant that is based upon Mr. Rogers' contribution to Ariel and his perceived value in the market place. There is no set formula for any of the above components of Mr. Rogers' compensation; rather, all compensation is based upon the successful execution of goals determined by Ariel's Board of Directors at the beginning of each year.

Mr. Rogers owns no securities in either portfolios managed by Ariel.

BNY INVESTMENT ADVISORS
Effective April 1, 2003, BNY Investment Advisors ("BNY") began serving as the sub-adviser to the Maxim Stock Index, Maxim Growth Index, Maxim Value Index, Maxim Index 600 and Maxim S&P 500 Index(R) Portfolios (the "Equity Index Portfolios") pursuant to a Sub-Advisory Agreement dated effective April 1, 2003, approved by the Board of Directors on February 13, 2003 and a Sub-Advisory Agreement dated effective June 30, 2003, approved by the Board of Directors on April 10, 2003. BNY is a separately identifiable division of The Bank of New York, a New York State chartered bank.

MCM is responsible for compensating BNY, which receives monthly compensation for the Equity Index Portfolios at the annual rate of .02% on net assets for each Portfolio.

The BNY Equity Index Team is responsible for the day-to-day management of the Fund's portfolio. Members of the Team include Mr. Kurt Zyla, Mr. Todd Rose, Mr. Robert McGrath, Mr. Robert McCormack, and Mr. Pratibh Desai.


In addition to the Equity Index Portfolios, as of December 31, 2005, the Equity Index Team was responsible for the management of XX mutual fund with assets totaling $XX million, XX collective trust with assets totaling $XX million, and XXother accounts with assets totaling $XX million. XX of the other accounts managed by the Equity Index Team have performance-based fees.


BNY is unaware of any conflicts of interest between the portfolio managers of the Equity Index Team and the management of the Fund's investments or the investments of other Index accounts.

BNY Asset Management personnel and portfolio managers are not compensated on a "star system", which can cause individual managers to take on more risk than the clients intend leading to volatility in performance. Manager compensation is a function of division profitability, growth in assets and relative long-term performance.

Portfolio Managers receive a competitive package that includes a base salary, 401k, incentive bonuses, and special stock option awards based on team and individual contributions. In addition to salary, bonus, and 401k program a traditional Defined Benefit Plan and offer a comprehensive set of mortgage, healthcare and insurance benefits are offered to all employees.

The following breakdown is an approximation of a Portfolio Managers'
compensation:
Base salary:  60%
Performance bonus:  20%
Equity incentives:  10%
Other:  10%

None of the Equity Index Team has any beneficial interest in the accounts managed for the Maxim Series Funds.

FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investment Management Company ("Federated") serves as the sub-adviser to the Maxim Federated Bond Portfolio ("Federated Bond Portfolio") pursuant to a Sub-Advisory Agreement dated effective May 1, 2003. Federated is a wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States.

MCM is responsible for compensating Federated, which receives monthly compensation at the annual rate of .15% on the first $100 million, .12% on the next $150 million, and .10% on all amounts over $250 million.


Robert J. Ostrowski and John T. Gentry are the portfolio managers of the Federated Bond Portfolio. In addition to the Federated Bond Portfolio, as of December 31, 2005, Mr. Ostrowski managed XX other pooled investment vehicle with assets totaling $XX million and XX other accounts with assets totaling $XX million. As of December 31, 2005, Mr. Gentry managed one other pooled investment vehicle with assets totaling $XX million and XX other accounts with assets totaling $XX million.


As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades ("soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Robert Ostrowski is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard: Investment Product Performance, Customer Satisfaction, Leadership/Teamwork/Communication, and Financial Success. Investment Product Performance is most heavily weighted. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers Aggregate Bond Index), and on a rolling three- and five- calendar year pre-tax total return basis vs. a group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years. As noted above, Mr. Ostrowski is also the portfolio manager for other accounts in addition to the Fund. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager on a three- and five-year basis. One-year performance is equally weighted for all taxable bond portfolios for which Mr. Ostrowski has overall responsibility in his role as Chief Investment Officer. Mr. Ostrowski is a member of an Investment Team that establishes guidelines on various performance drivers (e.g., currency, duration, sector) for all Taxable Fixed Income products. A portion of the Investment Product Performance score is determined by Federated senior management's assessment of the team's contribution.

Customer Satisfaction is assessed through two components: Sales and Marketing Support and Net Sales. Federated's senior management assesses the quality, amount and effectiveness of sales and marketing support, with input from sales management. Net sales are assumed to indirectly reflect customer satisfaction, so net fund flows may be assessed relative to industry trends for the fund category.

Leadership/Teamwork/Communication is assessed by the President of Federated Investment Management Company, with input from other members of senior management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. Half of the financial success category is measured based on growth of the portfolio manager's funds (assets under management and revenues), and supporting the appropriate number of funds to improve efficiency and enhance strong fund performance. Half of the financial success category is based on the growth in assets under management and revenues attributable to the portfolio manager's Department, to encourage teamwork. The financial success score is lowered if Federated's overall financial targets are not achieved.

In addition, Mr. Ostrowski was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

John Gentry is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard: Investment Product Performance, Customer Satisfaction, Leadership/Teamwork/Communication, and Financial Success. Investment Product Performance is most heavily weighted. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers Aggregate Bond Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years. As noted above, Mr. Gentry is also the portfolio manager for other accounts in addition to the Fund. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager. Additionally, a portion of Mr. Gentry's Investment Product Performance score is based on the performance of portfolios for which he provides fundamental credit research.

Customer Satisfaction is assessed through two components: Sales and Marketing Support and Net Sales. Federated's senior management assesses the quality, amount and effectiveness of sales and marketing support, with input from sales management. Net sales are assumed to indirectly reflect customer satisfaction, so net fund flows may be assessed relative to industry trends for the fund category.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. Half of the financial success category is measured based on growth of the portfolio manager's funds (assets under management and revenues), and supporting the appropriate number of funds to improve efficiency and enhance strong fund performance. Half of the financial success category is based on the growth in assets under management and revenues attributable to the portfolio manager's Department, to encourage teamwork. The financial success score is lowered if Federated's overall financial targets are not achieved.

In addition, Mr. Gentry was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Neither Mr. Ostrowski nor Mr. Gentry owns any securities in the Fund.


Effective August 1, 2005, Mr. Mark E. Durbiano, CFA began managing the high-yield portion of the Maxim Federated Bond Portfolio. In addition to the managing the high-yield portion of the Portfolio, as of December 31, 2005, Mr. Durbiano managed XX registered management investment company accounts with assets totaling $XX million, XX other pooled investment vehicles with assets totaling $XX million, and XX other accounts with assets totaling $XX million. XX of the accounts has an advisory fee that is based on the performance of the account.


As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio manager's compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are:
Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

Investment Product Performance ("IPP") is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Portfolio's benchmark and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). As Mr. Durbiano manages only the high yield portion of the Portfolio, performance is assessed vs. the Lehman Brothers U.S. Corporate High Yield 2% Issuer Constrained Index. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history under the portfolio manager may be excluded. As noted above, Mark Durbiano is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. The Balanced Scorecard IPP score is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mark Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for Taxable Fixed Income funds. A portion of the Investment Product Performance score is based on Federated's senior management's assessment of team contributions.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management considering the quality, amount, and effectiveness of client support activities, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

Mr. Durbiano does not own any securities in the Portfolio.

FRANKLIN ADIVSERS, INC.
Franklin Adivsers, Inc. ("FAI") serves as the sub-advisor to the Maxim Global Bond Portfolio pursuant to a Sub-Advisory Agreement dated effective July 5, 2005, approved by the Board of Directors on June 13, 2005. FAI is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of March 31, 2005, Franklin, together with its affiliates, had approximately $412 billion in assets under management.

GW Capital Management, LLC ("GWCM"), doing business as Maxim Capital Management, LLC, the investment adviser to Maxim Series Fund, Inc. is responsible for compensating FAI, which receives monthly compensation for the Portfolio at the annual rate of .30% on the first $100 million, .275% on the next $200 million, and .25% on all amounts over $300 million.

Other Accounts Managed


The Portfolio is managed by a team of portfolio managers. Dr. Michael Hasenstab, a Portfolio co-manager, is vice president, co-director, and portfolio manager for Franklin Templeton Investments' International Bond Department. In addition to the Maxim Global Bond Portfolio, as of December 31, 2005, Dr. Hasenstab managed XX registered investment company accounts, with assets totaling $XX million, and XX other pooled investment vehicles, with assets totaling $XX million, XX of which have performance-based fees.

Alexander C. Calvo, also a co-manager of the Portfolio, is currently senior vice president, director, and portfolio manager for Franklin Templeton Investments' International Bond Department. In addition to the Maxim Global Bond Portfolio, as of December 31, 2005, Mr. Calvo managed XX registered investment company accounts, with assets totaling $XX million, and XX other pooled investment vehicles, with assets totaling $XX million, XX of which have performance-based fees.


 The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services for the Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to with respect to the Portfolio and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid with respect to the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. The separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.


Material Conflicts of Interest Policy


The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

FAI seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         Base salary. Each portfolio manager is paid a base salary.

         Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and fund shareholders. The following factors are generally used in determining bonuses under the plan:

         o Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         o Non-investment performance. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

         o Responsibilities. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         Additional long term equity-based compensation. Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

Neither of the Portfolio managers own any equity securities in the Portfolio.

INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
INVESCO Global Asset Management (N.A.), Inc. ("IGAM)" serves as the sub-adviser to the Maxim INVESCO ADR Portfolio (the "INVESCO ADR Portfolio") pursuant to a Sub-Advisory Agreement dated March 3, 1997, as amended. IGAM is an indirect wholly-owned subsidiary of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.

MCM is responsible for compensating IGAM, which receives monthly compensation at the annual rate of .55% on the first $50 million, .50% on the next $50 million, and .40% on assets over $100 million of the Maxim INVESCO ADR Portfolio.


The IGAM investment team for the INVESCO ADR Portfolio is comprised of portfolio managers, some of whom also have research responsibilities, who collectively make decisions about investments in the Portfolio or other accounts under the direction of the Chief Investment Officer Erik B. Granade. Team members include
W. Lindsay Davidson, Ingrid E. Baker, Michele T. Garren, and Kent A. Starke. In addition to the INVESCO ADR Portfolio, as of December 31, 2005, the team managed XX registered investment companies with assets totaling $ XX, XX unregistered pooled investment vehicles with assets totaling $XX, and XX other accounts with assets totaling $XX. XX of these accounts have performance-based fees.


Actual or apparent conflict of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. INVESCO seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline using the same investment models. If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, INVESCO has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions, INVESCO determines which broker to use to execute the transaction, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, INVESCO may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, INVESCO may place separate, non-simultaneous, transactions for accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of an account.

Finally, the appearance of a conflict of interest may arise where INVESCO has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities.

INVESCO has adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

INVESCO seeks to maintain a compensation structure that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market as well as to adjust the factors used to determine bonuses. INVESCO evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

Base salary. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of an independent compensation survey of the investment management industry.

Annual Bonus. Each portfolio manager is paid an annual cash bonus. Generally, the majority of the bonus is performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

None of the members of the IGAM Investment Team own equity securities in the INVESCO ADR Portfolio.

JANUS CAPITAL MANAGEMENT LLC
Janus Capital Management LLC ("Janus") serves as the sub-adviser to the Maxim Janus Large Cap Growth Portfolio (the "Large Cap Growth Portfolio") pursuant to a Sub-Advisory Agreement dated effective May 1, 2003, as amended. Janus is a directly owned subsidiary of Janus Capital Group Inc.

MCM is responsible for compensating Janus, which receives monthly compensation at the annual rate of .50% on the first $250 million, .45% on the next $500 million, .40% on the next $750 million and .35% on all amounts over $1.5 billion on the Maxim Janus Large Cap Growth Portfolio.


Scott Schoelzel, an Executive Vice President of Janus, is the portfolio manager of the Large Cap Growth Portfolio. In addition to the Large Cap Growth Portfolio, as of December 31, 2005, Mr. Schoelzel managed XX registered investment companies with assets totaling $XX, pooled investment vehicle with assets totaling $ XX, and XX other accounts with assets totaling $XX.


A Janus portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.

The portfolio manager is compensated by Janus for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation. Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation. Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Mr. Schoelzel does not own shares of the Large Cap Growth Portfolio.

LOOMIS, SAYLES, & COMPANY, L.P.
Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the sub-adviser to the Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios pursuant to a Sub-Advisory Agreement dated October 30, 2000. Loomis Sayles serves as investment manager to a variety of individual investors, including other mutual funds. Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Inc. is a wholly owned subsidiary of IXIS Asset Management Holdings, LLC, which is in turn a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS N.A."). IXIS N.A. owns the entire limited partnership interest in Loomis Sayles. IXIS N.A. is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional saving banks known as the Caisses d'Epargne; and CNP Assurances, a large French life insurance company.

MCM is responsible for compensating Loomis Sayles, which receives monthly compensation at the annual rate of .50% on the first $10 million, .45% on the next $15 million, .40% on the next $75 million and .30% on all amounts over $100 million of the Maxim Loomis Sayles Small-Cap Value; and .30% on all assets of the Maxim Loomis Sayles Bond Portfolio.


The day-to-day manager of the Maxim Loomis Sayles Bond Portfolio is Daniel J. Fuss. In addition to this Maxim Portfolio, as of December 31, 2005, Mr. Fuss managed XX registered investment company accounts with assets totaling $XX, XX other pooled investment vehicles with assets totaling $XX, and XX other accounts with assets totaling $XX. A performance-based fee is paid with respect to XX of the XX other accounts with an aggregate of $ XX in assets.

Joseph R. Gatz and Daniel G. Thelen have co-managed the Maxim Loomis Sayles Small-Cap Value Portfolio since 2000. In addition to this Maxim Portfolio, as of December 31, 2005, Mr. Gatz managed XX registered investment company accounts with assets totaling $XX and XX other accounts with assets totaling $XX, including XX account with a value of $ XX for which a performance fee is paid to Loomis Sayles. As of December 31, 2005, Mr. Thelen also managed XX registered investment company accounts with assets totaling $XX and XX other accounts with assets totaling $XX, XX of which include performance-based fees.


The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for our clients. Portfolio manager compensation is made up primarily of two components - base salary and variable compensation. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary. Variable compensation is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.

Fixed income managers. Investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Fund is the Lehman Brothers Government Credit Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the 5 year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

Equity managers. Investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark for the small cap value style is the Russell 1000 Value.

 Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

General. Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.


Portfolio managers participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

None of the portfolio managers own shares of the Portfolios they manage.


MASSACHUSETTS FINANCIAL SERVICES COMPANY
Massachusetts Financial Services Company ("MFS") serves as the sub-adviser to the Maxim MFS(R) International Growth ("MFS International Growth Portfolio") pursuant to a Sub-Advisory Agreement dated effective May 1, 2003. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc., an insurance company.

MCM is responsible for compensating MFS, which receives monthly compensation at the annual rate of .35% on all assets of the Maxim MFS(R) International Growth Portfolio. The MFS International Growth Portfolio is co-managed David R. Mannheim and Marcus L. Smith. As of December 31, 2005, in addition to the MFS International Growth Portfolio, Mr. Mannheim managed registered investment company accounts with assets totaling $XX, XX other pooled investment vehicles with assets totaling $XX, and XX other accounts with assets totaling $ XX. XX of the other accounts, with assets totaling $ XX, have performance-based fees.

In addition to the MFS International Growth Portfolio, as of December 31, 2005, Mr. Smith managed XX registered investment company accounts with assets totaling $XX and XX other accounts with assets totaling $XX. XX of the other accounts, with assets totaling $ XX, have performance-based fees.


Potential Conflicts of Interest. MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities that are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day.

Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund-for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus.

Base Salary. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.


Performance Bonus. Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter. The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods). The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).


Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.


Neither of the MFS portfolio managers own any equity securities in the Maxim portfolios they manage.

SALOMON BROTHERS ASSET MANAGEMENT INC.
Salomon Brothers Asset Management Inc ("SaBAM") serves as the sub-adviser to the Maxim Salomon Brothers High Yield Bond Portfolio (the "High Yield Bond Portfolio") pursuant to a Sub-Advisory Agreement dated December 1, 2005. On December 1, 2005, Legg Mason, Inc. ("Legg Mason") assumed control of substantially all of the asset management business of Citigroup, Inc., the parent company of Salomon Brothers Asset Management Inc. As required by the 1940 Act, the previous Sub-Advisory Agreement with SaBAM, dated July 16, 2004, terminated as a result of its assignment by virtue of the change in control on December 1, 2005, and a new Sub-Advisory Agreement, which is the same in all substantive respects to the previous Sub-Advisory Agreement, was entered into as of that date.


MCM is responsible for compensating SaBAM, which receives monthly compensation at the annual rate of .40% on net assets for the High Yield Bond Portfolio. The Sub-Advisers provide investment advisory assistance and portfolio management advice to the Investment Adviser for the respective Portfolios. Subject to review and supervision by MCM and the Board of Directors of the Fund, the Sub-Advisers are responsible for the actual management of the respective Portfolios and for making decisions to buy, sell or hold any particular securities. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management for the Portfolios.





T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as the sub-adviser to the Maxim T. Rowe Price Equity/Income and Maxim T. Rowe Price MidCap Growth Portfolios pursuant to Sub-Advisory Agreements dated November 1, 1994 as amended and June 30, 1997, as amended, respectively. Founded in 1937, T. Rowe Price and its affiliates managed approximately $XX as of December 31,2005. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


MCM is responsible for compensating T. Rowe Price, which receives monthly compensation for the Maxim T. Rowe Price Equity/Income Portfolio at the annual rate of .40% on the first $500 million and .35% on all assets over $500 million and for the Maxim T. Rowe Price MidCap Growth Portfolio at the annual rate of ..50% on all assets of the Portfolio.



The Maxim T. Rowe Price Equity/Income Portfolio (the "Equity/Income Portfolio") is managed by an Investment Advisory Committee chaired by Brian C. Rogers. Mr. Rogers has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. In addition to the Equity/Income Portfolio, as of December 31, 2005, Mr. Rogers managed XX registered investment companies with assets totaling $XX million and XX other accounts with assets totaling $XX million.

The Maxim T. Rowe Price MidCap Growth Portfolio (the "Mid-Cap Growth Portfolio") is managed by an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Mr. Berghuis and Mr. Peters share day-to-day responsibility for managing the Portfolio and work with the Committee in developing and executing the Portfolio's investment program. In addition to the Mid-Cap Growth Portfolio, as of December 31, 2005, Mr. Berghuis managed XX registered investment company accounts with assets totaling $XX million, XX other pooled investment vehicles with assets totaling $XX million, and XX other accounts with assets totaling $XX million. Mr. Peters managed XX registered investment company accounts with assets totaling $XX million and XX other accounts with assets totaling $XX million. XX of these accounts have performance-based fees.


Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the portfolio manager's compensation section, below, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price's portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Mr. Rogers owns no equity securities in the Equity/Income Portfolio. Neither Mr. Berghuis nor Mr. Peters owns any equity securities in the Mid-Cap Growth Portfolio.

TRUSCO CAPITAL MANAGEMENT, INC.
Trusco Capital Management, Inc. ("Trusco") serves as the sub-advisor to the Portfolio pursuant to a Sub-Advisory Agreement dated effective July 5, 2005, approved by the Board of Directors on June 13, 2005. Trusco, an investment advisor registered under the Investment Advisers Act of 1940, is a Georgia corporation with its principal business address at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. Trusco is a key subsidiary of SunTrust Banks, Inc.

GW Capital Management, LLC ("GWCM"), doing business as Maxim Capital Management, LLC, the investment adviser to Maxim Series Fund, Inc. is responsible for compensating Trusco, which receives monthly compensation for the Portfolio at the annual rate of 0.40% on net assets for the Portfolio.

Other Accounts Managed


The Portfolio is managed by Mr. Mark D. Garfinkel, CFA, who has served as Managing Director of Trusco since 1994. In addition to the Maxim Trusco Small-Cap Growth Portfolio, as of December 31, 2005, Mr. Garfinkel managed XX other pooled investment vehicle, with assets totaling $XX million, and XX other accounts, with assets totaling $XX million, XX of which have performance-based fees.


Conflicts of Interest Policy

Management of both the Portfolio and the other accounts listed above at the same time may give rise to potential conflicts of interest. If the Portfolio and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Portfolio. Another potential conflict may arise from the portfolio manager's knowledge about the size, timing and possible market impact of Portfolio trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Portfolio. In addition, aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold. Trusco has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner Trusco believes is fair and equitable.

Compensation

Trusco portfolio managers are paid competitive salaries. In addition, portfolio managers receive bonuses based on the performance of the STI Classic Funds they manage, but not on the performance of the funds of the Trust or the other accounts. Bonuses based on investment results are calculated by comparing the relevant STI Classic Funds' pre-tax total returns to the returns of the relevant STI Classic Funds' benchmarks over multi-year periods, where applicable.

The relative mix of compensation represented by investment results, bonus, and salary will vary depending on the individual's results, contributions to the organization, adherence to portfolio compliance and other factors.

Ownership of Securities

The portfolio manager does not own any equity securities in the Portfolio.


MAXIM PROFILE I AND II PORTFOLIOS
The Maxim Profile Portfolios (the "Profile Portfolios") are managed by an advisory Committee chaired by Mark Corbett. As committee chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolios and works with the committee in developing and executing the Portfolios' investment program. In addition to the Profile Portfolios, as of December 31, 2005, Mr. Corbett managed XX other pooled investment vehicles with assets totaling $XX, XX of which have performance-based fees.


MCM is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Profile Portfolios' investments and the investments of the other accounts included above. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients.

Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and MCM's parent, Great-West Life & Annuity Insurance Company ("GWL&A"). Compensation consists of a base salary and a performance bonus. As well, the Portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. Finally, the Portfolio manager may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. The Portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to Maxim as well as to other MCM clients and to GWL&A. Investment results, tenure, level of responsibilities and client service and satisfaction are taken into consideration.

The Portfolio manager has the following ownership in Portfolios of the Fund:


$XX


MAXIM U.S. GOVERNMENT SECURITIES, U.S. GOVERNMENT MORTGAGE SECURITIES, SHORT DURATION BOND, AND BOND INDEX PORTFOLIOS
The Maxim Government Securities Portfolio, U.S. Government Mortgage Securities Portfolio, Short Duration Bond Portfolio, and Bond Index Portfolio are managed by an internal investment management team, comprised of Catherine Tocher and Bruce Masters. Ms. Tocher has handled the day-to-day management responsibility for the Maxim U.S. Government Mortgage Securities Portfolio and Maxim U.S. Government Securities Portfolio since 1993. She has served as co-manager of the Maxim Short Duration Bond Portfolio since 2003 and the Maxim Bond Index Portfolio since 2004. Mr. Bruce Masters has served as co-manager of the Maxim Short Duration Bond Portfolio since 2003 and the Maxim Bond Index Portfolio since 2004.


In addition to the Maxim portfolios managed or co-managed by her, as of December 31, 2005, Ms. Tocher manages XX other pooled investment vehicles with assets totaling $XX. XX of these accounts have performance-based fees.


MCM is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Profile Portfolios' investments and the investments of the other accounts included above. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients.

Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and MCM's parent, Great-West Life & Annuity Insurance Company ("GWL&A"). Compensation consists of a base salary and a performance bonus. As well, the Portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. Finally, the Portfolio manager may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. The Portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to Maxim as well as to other MCM clients and to GWL&A. Factors include investment results, tenure, level or responsibilities and client service and satisfaction are taken into consideration.

The Portfolio managers have the following ownership in Portfolios of the Fund:


Cathe Tocher
XX

Bruce Masters
XX



Principal Underwriter
Effective April 30, 2002, the Fund entered into a principal underwriting agreement with Greenwood Investments, LLC ("Greenwood"), 8515 East Orchard Road, Greenwood Village, Colorado 80111. Greenwood is an affiliate of MCM and is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal underwriting agreement calls for Greenwood to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at net asset value. Compensation received by Principal Underwriter during the Fund's last fiscal year:

                      Net
Name of               Underwriting              Compensation
Principal             Discounts and             on Redemptions            Brokerage         Other
Underwriter  Commissions               and Repurchases   Commissions      Compensation

Greenwood                -0-                         -0-                      -0-            -0-

Advisory Fees [Updated information to be filed by amendment.]
For the past three fiscal years, MCM was paid a fee for its services to the Fund as follows:

Portfolio                                      2005            2004            2003
Maxim Money Market                             XX              $1,876,731      $3,708,117
Maxim Stock Index                              XX              $3,477,891      $3,562,530
Maxim U.S. Government Securities               XX              $440,842        $497,285
Maxim Bond Index                               XX              $652,619        $933,946
Maxim U.S. Government Mortgage Securities      XX              $1,658,559      $1,937,179
Maxim Index 600                                XX              $887,701        $311,662
Maxim Growth Index                             XX              $297,483        $447,239
Maxim Value Index                              XX              $183,661        $411,202
Maxim Bernstein International Equity           XX              $2,536,684      $1,802,838
Maxim Ariel Small-Cap Value                    XX              $5,002,134      $3,257,107
Maxim Ariel MidCap Value                       XX              $3,568,304      $1,991,767
Maxim Loomis Sayles Bond                       XX              $2,226,875      $2,064,839
Maxim Loomis Sayles Small-Cap Value            XX              $1,467,564      $1,283,498
Maxim T. Rowe Price Equity/Income              XX              $5,527,133      $4,062,552
Maxim Trusco Small-Cap Growth                  XX              $2,043,759      $1,538,050
Maxim INVESCO ADR                              XX              $1,954,990      $1,467,580
Maxim Short Duration Bond                      XX              $1,721,199      $1,106,706
Maxim T. Rowe Price MidCap Growth              XX              $3,163,437      $2,616,499
Maxim Aggressive Profile I                     XX              $169,393        $109,971
Maxim Moderately Aggressive Profile I          XX              $388,605        $252,493
Maxim Moderate Profile I                       XX              $379,989        $205,059
Maxim Moderately Conservative Profile I        XX              $102,157        $70,232
Maxim Conservative Profile I                   XX              $87,491         $78,657
Maxim  Global Bond                             XX              $2,337,205      $1,693,508
Maxim Salomon Brothers High Yield Bond         XX              $1,307,755      $700,062
Maxim Federated Bond                           XX              $796,034        $437,404
Maxim MFS(R) International Growth                XX              $2,052,841      $942,635
Maxim Janus Large Cap Growth                   XX              $3,196,977      $1,308,978
Maxim S&P 500 Index(R) Portfolio                 XX              $3,739,313      $767,444
Maxim  Aggressive Profile II                   XX              $599,217        $416,668
Maxim Moderately Aggressive Profile II         XX              $66,460         $54,806
Maxim Moderate Profile II                      XX              $902,458        $671,875
Maxim Moderately Conservative Profile II       XX              $15,992         $12,317
Maxim Conservative Profile II                  XX              $202,055        $153,103

Sub-Advisory Fees [Updated information to be filed by amendment.]
For the past three fiscal years, the Sub-Advisers were paid fees for their services to the Fund as follows:





Portfolio                                            2005              2004              2003
Maxim Bernstein International Equity                 XX                $1,177,388        $883,074
Maxim Ariel Small-Cap Value                          XX                $1,271,553        $835,890
Maxim Ariel MidCap Value                             XX                $1,250,325        $753,078
Maxim Loomis Sayles Bond                             XX                $742,261          $688,244
Maxim Loomis Sayles Small-Cap Value                  XX                $557,756          $502,333
Maxim T. Rowe Price Equity/Income                    XX                $2,703,128        $2,028,783
Maxim T. Rowe Price MidCap Growth                    XX                $1,583,568        $1,306,953
Maxim Trusco Small-Cap Growth+                       XX                $860,374          $664,442
Maxim MFS(R) International Growth                    XX                $598,992          $273,493
Maxim INVESCO ADR                                    XX                $907,091          $711,620
Maxim  Global Bond++                                 XX                $728,189          $555,956
Maxim Salomon Brothers High Yield Bond#              XX                $505,196          $283,002
Maxim Janus Large Cap Growth                         XX                $1,494,325        $620,099
Maxim Stock Index*                                   XX                $116,022          $133,131
Maxim Growth Index*                                  XX                $9,917            $16,689
Maxim Value Index*                                   XX                $6,122            $15,437
Maxim Index 600*                                     XX                $29,583           $10,938
Maxim S&P 500 Index(R)                               XX                $124,628          $25,533
Maxim Federated Bond                                 XX                $166,571          $92,344

Templeton Investment Counsel, LLC ("TIC") served as the sub-adviser to the Maxim Templeton(R) International Equity Portfolio prior to July 5, 2005. Beginning July 5, 2005, Alliance Capital Management, L.P. began serving as sub-advisor to the Portfolio, which was renamed the Maxim Bernstein International Equity Portfolio at that time. * Barclays Global Fund Advisors served as sub-adviser to the Equity Index Portfolios prior to April 1, 2003. Beginning April 1, 2003, BNY Investment Advisors is sub-adviser to the Equity Index Portfolios. + INVESCO Funds Group, Inc. served as sub-adviser to the Maxim Small-Cap Growth Portfolio prior to July 1, 2003. Beginning July 1, 2003, Massachusetts Financial Services Company began serving as sub-adviser to the Maxim MFS(R) Small-Cap Growth Portfolio. On July 5, 2005, Trusco took over as sub-advisor to the Portfolio, which was renamed the Maxim Trusco Small-Cap Growth Portfolio at that time. ++Pareto Partners served as sub-advisor to the Global Bond Portfolio prior to August 30, 2004, after whichStandish Mellon Asset Management took over as sub-advisor. On July 5, 2005, Franklin Advisors, Inc. began serving as sub-advisor for the Global Bond Portfolio.
# Janus Capital Management LLC served as sub-adviser to the Maxim Salomon Brothers High Yield Bond Portfolio prior to August 2, 2004. Beginning August 2, 2004, Salomon Brothers Asset Management Inc. began serving as sub-adviser to the Maxim Salomon Brothers High Yield Bond Portfolio. Salomon Brothers Asset Management now serves as sub-advisor to the High Yield Bond Portfolio pursuant to a subsequent agreement entered into as of December 1, 2005, when substantially all of the asset management business of Citigroup, Inc., its parent company, was purchased by Legg Mason, Inc.

Payment of Expenses
MCM provides investment advisory services and pays all compensation of and furnishes office space for officers and employees of the Investment Adviser connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of MCM or any of its affiliates.

Expenses that are borne directly by the Fund include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian, independent Directors' fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing proxies and stock certificates, Securities and Exchange Commission fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, and other expenses properly payable by the Fund. Accounting services are provided for the Fund by MCM and the Fund reimburses MCM for its costs in connection with such services. The amounts of such expense reimbursements for the Fund's fiscal years ended December 31, 2004, 2003, and 2002 were $90,701, $68,367, and $110,462, respectively. Depending upon the nature of the lawsuit, litigation costs may be borne by the Fund.


MCM has agreed to pay any expenses which exceed an annual rate (including the management fee) of 0.95% of the average daily net assets of the Maxim T. Rowe Price Equity/Income Portfolio; 1.05% of the average daily net asset of the Maxim
T. Rowe Price MidCap Growth Portfolio; 1.10% of the average daily net assets of the Maxim Ariel MidCap Value and Maxim Trusco Small-Cap Growth Portfolios; 1.30% of the average daily net assets of the Maxim Loomis Sayles Small-Cap Value Portfolio; 1.35% of the average daily net assets of the Maxim Ariel Small-Cap Value Portfolio; and, 1.50% of the average daily net assets of the Maxim INVESCO ADR and Maxim Bernstein International Equity Portfolios.

Administrative Services Agreement
Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWLA, pursuant to which GWLA will provide recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts ("Account Holders") which invest their assets in the Fund. The services provided by GWLA include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder;
(2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWLA are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWLA will receive a fee equal to 0.35% of the average daily net asset value of the shares of each of the Fund's Portfolios.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the direction of the Board of Directors, MCM, or a Sub-Adviser for those Portfolios which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of the Fund's portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither MCM nor any Sub-Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Fund to seek to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While MCM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of the Fund of seeking to obtain the most favorable net results means the Portfolios will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the United States. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a "net" basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed "mark-up" or "mark down" sometimes called a "spread") that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the Fund of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an "underwriting discount" or "selling concession") which is paid by the issuer to the underwriter or dealer.

In selecting brokers and dealers through which to effect portfolio transactions for the Fund, MCM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause the Fund to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by MCM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where MCM or a Sub-Adviser uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by MCM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.

The Fund has entered into an arrangement with BNY Brokerage Inc. ("BNY Brokerage") under which it will direct certain of its sub-advisers to effect brokerage transactions through BNY Brokerage, provided such transactions can be effected in a manner consistent with the Fund's policy of seeking to obtain the most favorable net results. When a participating portfolio uses BNY Brokerage to effect a transaction, BNY Brokerage will rebate a percentage of the net commissions paid to it for the transaction back to the portfolio that requested the transaction (the "Commission Recapture Arrangement"). All commissions paid to BNY Brokerage upon which the rebate percentages are calculated will be based upon normal institutional commission rates, or rates which are otherwise negotiated by the Fund or a sub-adviser. The following portfolios participate in the Fund's Commission Recapture Arrangement with BNY Brokerage: Maxim Janus Large Cap Growth Portfolio; Maxim MFS(R) International Growth Portfolio; Maxim Bernstein International Equity Portfolio; Maxim Ariel MidCap Value Portfolio; Maxim Ariel Small-Cap Value Portfolio; Maxim Loomis Salyes Small-Cap Value Portfolio; Maxim T. Rowe Price Equity/Income Portfolio; Maxim Trusco Small-Cap Growth Portfolio; Maxim INVESCO ADR Portfolio; Maxim T. Rowe Price MidCap Growth Portfolio.

MCM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of the Fund in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the portfolio of the Fund the transactions of which are directed to the broker or dealer providing the investment research information or services.

If in the best interests of both one or more Portfolios and other MCM client accounts, MCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this occurs, MCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, MCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Portfolios and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Portfolios, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.


No brokerage commissions have been paid by the Maxim Money Market, Maxim Bond, Maxim Bond Index, Maxim Federated Bond, Maxim U.S. Government Securities, Maxim U.S. Government Mortgage Securities, Maxim Short Duration Bond Portfolio, Maxim Salomon Brothers High Yield Bond and the Maxim Profile Portfolios for the years ended December 31, 2003 through December 31, 2005. For the years 2003, 2004, and 2005 the Portfolios paid commissions as follows:

[Updated information to be filed by amendment.]
Portfolio                                           2005           2004           2003
---------                                           ----           ----           ----
Maxim Stock Index                                   XX             $27,356        $78,175
Maxim Bernstein International Equity                XX             $346,921       $215,721
Maxim Index 600                                     XX             $20,972        $40,490
Maxim Value Index                                   XX             $2,837         $37,414
Maxim Growth Index                                  XX             $3,879         $19,196
Maxim Ariel Small-Cap Value                         XX             $370,132       $188,762
Maxim Ariel MidCap Value                            XX             $281,292       $345,475
Maxim Loomis Sayles Small-Cap Value                 XX             $333,120       $403,758
Maxim T. Rowe Price Equity/Income                   XX             $391,788       $313,750
Maxim Trusco Small-Cap Growth                       XX             $1,250,449     $1,230,280
Maxim INVESCO ADR                                   XX             $179,907       $178,078
Maxim Loomis Sayles Bond                            XX             $2,047         $3,104
Maxim T. Rowe Price MidCap Growth                   XX             $356,416       $399,841
Maxim MFS(R) International Growth                   XX             $350,366       $482,105
Maxim Janus Large Cap Growth                        XX             $162,134       $280,792
Maxim S&P 500 Index(R)                              XX             $19,584        $53,703
Maxim Global Bond                                   XX             $----------    $308


Portfolio Turnover
The turnover rate for each Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Portfolio during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Portfolio may be disposed of when appropriate in MCM's judgment.

With respect to any Portfolio, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Portfolio and, thus, indirectly by its shareholders. Higher portfolio turnover may also increase a shareholder's current tax liability for capital gains by increasing the level of capital gains realized by a Portfolio.


Based upon the formula for calculating the portfolio turnover rate, as stated above, the portfolio turnover rate for each Portfolio (other than the Maxim Money Market Portfolio) for 2005 and 2004 is as follows:
[Updated information to be filed by amendment.]

                                                                   2005             2004
         Portfolio                                            Turnover Rate    Turnover Rate
         ---------                                            -------------    -------------
         Maxim Global Bond                                    XX               245.82%
         Maxim Stock Index                                    XX                 5.68%
         Maxim U.S. Government Securities                     XX                62.58%
         Maxim Loomis Sayles Bond                             XX                33.18%
         Maxim Index 600                                      XX                20.85%
         Maxim Ariel Small-Cap Value                          XX                25.68%
         Maxim Bernstein International Equity                 XX                25.51%
         Maxim INVESCO ADR                                    XX                23.88%
         Maxim Trusco Small-Cap Growth                        XX               141.20%
         Maxim Ariel MidCap Value                             XX                17.64%
         Maxim T. Rowe Price Equity/Income                    XX                27.94%
         Maxim S&P 500 Index(R) Portfolio                     XX                 9.31%
         Maxim Growth Index                                   XX                19.34%
         Maxim Bond Index                                     XX                81.13%
         Maxim Short Duration Bond                            XX                36.78%
         Maxim Loomis Sayles Small-Cap Value                  XX                64.38%
         Maxim U.S. Government Mortgage Securities            XX                79.23%
         Maxim Value Index                                    XX                29.72%
         Maxim T. Rowe Price MidCap Growth                    XX                41.48%
         Maxim Salomon Brothers High Yield Bond               XX               179.98%
         Maxim MFS(R) International Growth                    XX                56.99%
         Maxim Janus Large Cap Growth                         XX                27.31%
         Maxim Federated Bond                                 XX                65.55%
         Aggressive Profile I                                 XX                25.48%
         Moderately Aggressive Profile I                      XX                30.33%
         Moderate Profile I                                   XX                21.59%
         Moderately Conservative Profile I                    XX                31.05%
         Conservative Profile I                               XX                33.95%
         Aggressive Profile II                                XX                37.96%
         Moderately Aggressive Profile II                     XX                51.14%
         Moderate Profile II                                  XX                38.17%
         Moderately Conservative Profile II                   XX                50.48%
         Conservative Profile II                              XX                46.10%

                        PURCHASE AND REDEMPTION OF SHARES

As of December 31, 2005, the outstanding shares of the Fund were presently held of record by Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds Series Account II and Qualified Series Account of GWL&A, by TNE Series (k) Account of New England Life Insurance Company, by FutureFunds Series Account II of First Great-West Life & Annuity Insurance Company, by certain qualified retirement plans and by GWL&A, which provided the initial capitalization for certain Portfolios.


The following tables list the name and percentage of ownership of each person who owned of record 5% or more of the shares of any Portfolio, as of December 31, 2004. The address of each Series Account owner, each Maxim Profile Portfolio owner included herein and for GWL&A is: 8515 E. Orchard Road, Greenwood Village, Colorado 80111. As a group, the officers and Directors of the Fund owned less than 1% of the Fund's equity securities.


[Updated ownership information to be filed by amendment]
Maxim Money Market Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX
FutureFunds Series Account II                                 XX
TNE Series (K) Account                                        XX
401(k) Direct Rollover                                        XX

Maxim Bernstein International Equity Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX
FutureFunds Series Account II                                 XX
Maxim Moderate Profile II Portfolio                           XX
Maxim Aggressive Profile II Portfolio                         XX

Maxim U.S. Government Securities Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
Coli VUL 2 Series Account                                     XX
Maxim Series Account II                                       XX
FutureFunds Series Account                                    XX
FutureFunds Series Account II                                 XX

Maxim Stock Index Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX
FutureFunds Series Account II                                 XX

 Maxim Bond Index Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account II                                 XX
FutureFunds Series Account                                    XX
TNE Series (K) Account                                        XX

 Maxim U.S. Government Mortgage Securities Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account II                                 XX
TNE Series (K) Account                                        XX
Maxim Moderate Profile II Portfolio                           XX
Maxim Conservative Profile II Portfolio                       XX

Maxim Growth Index Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account II                                 XX
FutureFunds Series Account                                    XX
Retirement Plan Series Account                                XX

Maxim Index 600 Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX
FutureFunds Series Account II                                 XX
TNE Series (K) Account                                        XX

Maxim Ariel Small-Cap Value Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX
FutureFunds Series Account II                                 XX
TNE Series (K) Account                                        XX
Maxim Aggressive Profile II Portfolio                         XX

Maxim Loomis Sayles Bond Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX
FutureFunds Series Account II                                 XX
TNE Series (K) Account                                        XX

Maxim Loomis Sayles Small-Cap Value Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
Future Funds Series Account                                   XX
FutureFunds Series Account II                                 XX
Maxim Moderate Profile II Portfolio                           XX
Maxim Aggressive Profile II Portfolio                         XX

Maxim Trusco Small-Cap Growth Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX
FutureFunds Series Account II                                 XX
Maxim Moderate Profile II Portfolio                           XX
Maxim Aggressive Profile II Portfolio                         XX

Maxim T. Rowe Price Equity/Income Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX
FutureFunds Series Account II                                 XX
Maxim Moderate Profile II Portfolio                           XX

Maxim Ariel MidCap Value Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX
FutureFunds II Series Account                                 XX
Maxim Aggressive Profile II Portfolio                         XX
Maxim Moderate Profile II Portfolio                           XX
Maxim Moderately Aggressive Profile I Portfolio               XX

Maxim INVESCO ADR Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX
FutureFunds Series Account II                                 XX
Maxim Moderate Profile II Portfolio                           XX
Maxim Aggressive Profile II Portfolio                         XX
Maxim Moderately Aggressive Profile I Portfolio               XX

Maxim Short Duration Bond Portfolio
Record Owner                                                 Percentage
------------                                                 ----------
FutureFunds Series Account II                                XX
Maxim Moderate Profile II Portfolio                          XX
Maxim Conservative Profile II Portfolio                      XX
Maxim Moderate Profile I Portfolio                           XX

Maxim Value Index Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account II                                 XX
Retirement Plan Series Account                                XX
FutureFunds Series Account                                    XX

Maxim Janus Large Cap Growth
Record Owner                                                 Percentage
------------                                                 ----------
FutureFunds Series Account  II                               XX
Maxim Conservative Profile II Portfolio                      XX
Maxim Moderate Profile II Portfolio                          XX
Maxim Aggressive Profile II Portfolio                        XX
Maxim Moderate Profile I Portfolio                           XX
Maxim Moderately Aggressive Profile I Portfolio              XX

Maxim Salomon Brothers High Yield Bond
Record Owner                                                 Percentage
------------                                                 ----------
FutureFunds Series Account  II                               XX
Maxim Conservative Profile II Portfolio                      XX
Maxim Moderate Profile II Portfolio                          XX

Maxim MFS(R) International Growth
Record Owner                                                 Percentage
------------                                                 ----------
FutureFunds Series Account  II                               XX
Maxim Moderate Profile II Portfolio                          XX
Maxim Aggressive Profile II Portfolio                        XX
Maxim Moderate Profile I Portfolio                           XX
Maxim Moderately Aggressive Profile I Portfolio              XX

Maxim Federated Bond
Record Owner                                                 Percentage
------------                                                 ----------
FutureFunds Series Account  II                               XX
Maxim Conservative Profile II Portfolio                      XX
Maxim Moderate Profile II Portfolio                          XX
Maxim Moderate Profile I Portfolio                           XX

Maxim T. Rowe Price MidCap Growth Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account  II                                XX
FutureFunds Series Account                                    XX
Maxim Aggressive Profile II Portfolio                         XX
Maxim Moderate Profile II Portfolio                           XX

Maxim S&P 500 Index(R) Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account  II                                XX
TNE Series (K) Account                                        XX
Unwrapped 401(k)                                              XX
Unwrapped PNP                                                 XX

Maxim Global Bond Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account  II                                XX
Maxim Moderate Profile II Portfolio                           XX
Maxim Conservative Profile II Portfolio                       XX
Maxim Moderate Profile I Portfolio                            XX
Maxim Moderately Aggressive Profile I Portfolio               XX

Maxim Aggressive Profile I Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX

Maxim Moderately Aggressive Profile I Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX

Maxim Moderate Profile I Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX

Maxim Moderately Conservative Profile I Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX

Maxim Conservative Profile I Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series Account                                    XX

Maxim Aggressive Profile II Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series II Account                                 XX
TNE Series (k) Account                                        XX
Unwrapped 401(k)                                              XX

Maxim Moderately Aggressive Profile II Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series II Account                                 XX
TNE Series (K) Account                                        XX
Unwrapped 401(K)                                              XX

Maxim Moderate Profile II Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series II Account                                 XX
TNE Series (K) Account                                        XX

Maxim Moderately Conservative Profile II Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series II Account                                 XX
Unwrapped 401(k)                                              XX
TNE Series (K) Account                                        XX

Maxim Conservative Profile II Portfolio
Record Owner                                                  Percentage
------------                                                  ----------
FutureFunds Series II Account                                 XX
TNE Series (K) Account                                        XX


                             INVESTMENT PERFORMANCE

The Portfolios may quote measures of investment performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns.

Money Market Portfolio
In accordance with regulations prescribed by the SEC, the Fund is required to compute the Money Market Portfolio's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation but not investment income) in the value of a hypothetical account having a balance of one share of the Money Market Portfolio at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis by multiplying the base period return by (365/7).

The SEC also permits the Fund to disclose the effective yield of the Money Market Portfolio for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the Money Market Portfolio normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Portfolio's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Portfolio, the types and quality of portfolio securities held by the Portfolio, and its operating expenses.


For the seven day period ending December 31, 2005, the Money Market Portfolio's 7-day yield was XX% and its effective yield was XX%.


Other Portfolios

Standardized Average Annual Total Return Quotations. Average annual total return quotations for shares of a Portfolio are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

         P(I+T)n = ERV

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value of the hypothetical $ 1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Portfolio are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

One of the primary methods used to measure performance is "total return." Total return will normally represent the percentage change in value of a Portfolio, or of a hypothetical investment in a Portfolio, over any period up to the lifetime of the Portfolio. Unless otherwise indicated, total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

Each Portfolio's average annual total return quotations and yield quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

Each Portfolio may also publish its distribution rate and/or its effective distribution rate. A Portfolio's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Portfolio's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Portfolio's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Portfolio's last monthly distribution. A Portfolio's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short- term capital gain actually earned by the Portfolio during the month.

Other data that may be advertised or published about each Portfolio include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

Standardized Yield Quotations. The yield of a Portfolio is computed by dividing the Portfolio's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share on the last day of such base period in accordance with the following formula:

         2[( a - b + 1 )6 - 1 ]
             -----
             (cd)

Where:            a =      net investment income earned during the period
                  b =      net expenses accrued for the period
                  c =      the average daily number of shares outstanding during the period that were entitled to receive dividends
                  d =      the maximum offering price per share

Net investment income will be determined in accordance with rules established by the SEC.

Calculation of Total Return. Total return is a measure of the change in value of an investment in a Portfolio over the time period covered . In calculating total return, any dividends or capital gains distributions are assumed to have been reinvested in the Portfolio immediately rather than paid to the investor in cash. The formula for total return includes four steps (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of they hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Portfolio has not been in existence for at least ten years.

FORMULA: P(1+T)  to the power of N = ERV
-------

WHERE:         T =     Average annual total return
-----

               N =     The number of years including portions of years where applicable for which the performance is being measured

               ERV =   Ending redeemable value of a hypothetical $1.00 payment made a the inception of the portfolio

               P =     Opening redeemable value of a hypothetical $1.00 payment made at the inception of the portfolio

The above formula can be restated to solve for T as follows:

               T =     [(ERV/P) to the power of 1/N]-1


Set forth below is a table showing each Portfolio's inception date and its average annual total return for one, five and ten years or the life of the Portfolio for the periods ended December 31, 2005. [Updated information to be filed by amendment.]

                                                        Inception    One Year   Five Years   Ten Years      Since
Portfolio                                                  Date                                           Inception
Maxim Salomon Brothers High Yield Bond                 5/21/03       XX                                  XX
Maxim Janus Large Cap Growth                           5/21/03       XX                                  XX
Maxim MFS International Growth                         5/21/03       XX                                  XX
Maxim Federated Bond                                   5/21/03       XX                                  XX
Maxim S&P 500(R) Index                                 9/08/03       XX                                  XX
Maxim Loomis Sayles Bond                               11/1/94       XX         XX           XX
Maxim U.S. Government Securities                       4/8/85        XX         XX           XX
Maxim U.S. Government Mortgage Securities              12/1/92       XX         XX           XX
Maxim Bond Index                                       12/1/92       XX         XX           XX
Maxim Short Duration Bond                              8/1/95        XX         XX           XX
Maxim Global Bond                                      7/26/99       XX         XX                       XX
Maxim Ariel MidCap Value                               1/3/94        XX         XX           XX
Maxim T. Rowe Price MidCap Growth                      7/1/97        XX         XX                       XX
Maxim Ariel Small-Cap Value                            12/1/93       XX         XX           XX
Maxim Loomis Sayles Small-Cap Value                    11/1/94       XX         XX           XX
Maxim Trusco Small-Cap Growth                          11/1/94       XX         XX           XX
Maxim Index 600                                        12/1/93       XX         XX           XX
Maxim Bernstein International Equity                   12/1/93       XX         XX           XX
Maxim INVESCO ADR                                      11/1/94       XX         XX           XX
Maxim T. Rowe Price Equity/Income                      11/1/94       XX         XX           XX
Maxim Stock Index                                      2/25/82       XX         XX           XX
Maxim Growth Index                                     12/1/93       XX         XX           XX
Maxim Value Index                                      12/1/93       XX         XX           XX
Maxim Aggressive Profile I                             9/9/97        XX         XX                       XX
Maxim Moderately Aggressive Profile I                  9/9/97        XX         XX                       XX
Maxim Moderate Profile I                               9/9/97        XX         XX                       XX
Maxim Moderately Conservative Profile I                9/9/97        XX         XX                       XX
Maxim Conservative Profile I                           9/9/97        XX         XX                       XX
Maxim Aggressive Profile II                            9/16/99       XX         XX                       XX
Maxim Moderately Aggressive Profile II                 9/16/99       XX         XX                       XX
Maxim Moderate Profile II                              9/16/99       XX         XX                       XX
Maxim Moderately Conservative Profile II               9/27/99       XX         XX                       XX
Maxim Conservative Profile II                          9/30/99       XX         XX                       XX

Performance Comparisons
Each Portfolio may from time to time include its yield and/or total return in advertisements or in information furnished to present or prospective shareholders. Each Portfolio may include in such advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, Inc., relevant indices and Donoghue Money Fund Report as having the same or similar investment objectives.


The manner in which total return and yield will be calculated for public use is described above. The table in the Prospectus under the heading "Performance Related Information", summarizes the calculation of total return and yield for each Portfolio, where applicable, through December 31, 2005.



                               DIVIDENDS AND TAXES

The following is only a summary of certain tax considerations generally affecting a Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company
The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, a Portfolio will seek to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, a Portfolio will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. A Portfolio will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). A Portfolio is also subject to certain investment diversification requirements.

Certain debt securities purchased by a Portfolio (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Portfolio actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Portfolio each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

In addition, a Portfolio may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Portfolio purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security and the date on which it was issued. For a debt security issued after July 18, 1984 having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Portfolio elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security issued on or before July 18, 1984 (unless a Portfolio makes the election to include market discount in income currently), or any debt security having a fixed maturity date of not more than one year from the date of issue, the gain realized on disposition will be characterized as long-term or short-term capital gain depending on the period a Portfolio held the security. A Portfolio may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Portfolio makes the election to include market discount in income currently).

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of a Portfolio. In such event, such distributions generally will be eligible for the dividends-received deductions in the case of corporate shareholders.

If a Portfolio were to fail to qualify as a RIC for one or more taxable years, the Portfolio could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Portfolio had distributed to the Portfolio's shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. A Portfolio might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and U.S. Treasury regulations, if the Portfolio should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Portfolio may be subject to tax on the excess (if any) of the fair market value of the Portfolio's assets over the Portfolio's basis in such assets, as of the day immediately before the first taxable year for which the Portfolio seeks to requalify as a RIC.

If a Portfolio determines that it will not qualify as a RIC under Subchapter M of the Code, the Portfolio will establish procedures to reflect the anticipated tax liability in the Portfolio's net asset value.

Excise Tax on Regulated Investment Companies
The Portfolios intend to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax that applies to a regulated investment company that fails to distribute specified percentages of its ordinary taxable income and capital gain net income. However, investors should note that the Portfolios may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                                OTHER INFORMATION

Voting Rights
The shares of the Portfolios have no preemptive or conversion rights. Shares are fully paid and nonassessable. The Fund or any Portfolio may be terminated upon the sale of its assets to another investment company (as defined in the 1940
Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolios. If not so terminated, the Fund or the Portfolios (as defined under the 1940 Act) will continue indefinitely.

Shareholders of a Portfolio are entitled to one vote for each Portfolio share owned and fractional votes for fractional shares owned. Pursuant to current interpretations of the 1940 Act, insurance companies that invest in a Portfolio will solicit voting instructions from owners of variable insurance contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of that Portfolio.

Dividends rights, the right of redemption, and exchange privileges are described in the Prospectus.

Custodian
The Bank of New York, One Wall Street, New York, New York 10286, is custodian of the assets for all Portfolios, other than the Profile Portfolios. The Profile Portfolios are self-custodied. Prior to April 1, 2003, Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105, was custodian of the assets for the Maxim Stock Index, Maxim Growth Index, Maxim Value Index and Maxim Index 600 Portfolios. Fees paid for custodial services by MCM for the period 2002-2004 are as follows:


Year   Bank of New York        JPMorgan Chase         Barclays Global Investors

2003   $803,253                $169,797               $52,150
2004   $1,040,023
2005   $XX


The custodians are responsible for the safekeeping of a Portfolio's assets and the appointment of the subcustodian banks and clearing agencies. The custodians take no part in determining the investment policies of a portfolio or in deciding which securities are purchased or sold by a Portfolio. However, a Portfolio may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.


Transfer and Dividend Paying Agent
FASCore, LLC ("FASCore"), 8515 East Orchard Road, Greenwood Village, Colorado 80111 serves as the Fund's transfer agent and dividend paying agent. FASCore is an affiliate of the Fund and charges no fee for its services.


Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Fund's independent auditor. Deloitte & Touche LLP audits financial statements for the Fund and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS


The Fund's audited financial statements as of December 31, 2005, together with the notes thereto and the report of Deloitte & Touche LLP will be filed by amendment.

                                   APPENDIX A

Corporate Bond Ratings by Moody's Investors Service, Inc.

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds where are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Corporate Bonds Ratings by Standard & Poor's Corporation

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

         A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

         BB & B - Standard & Poor's describes the BB and B rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings by Moody's Investors Service, Inc.

         Prime-1 - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

         Prime-2 - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

         Prime-3 - Issuers in the Commercial Paper market rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Commercial Paper Ratings by Standard & Poor's Corporation

         A - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

         A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

         A-2 - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

         A-3 - Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Commercial Paper Ratings by Fitch Ratings

         F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

         F-2--Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

                                   APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES


   [UPDATED/NEW SUB-ADVISORY POLICIES AND PROCEDURES TO BE FILED BY AMENDMENT]

                           GW CAPITAL MANAGEMENT, LLC

                           GW CAPITAL MANAGEMENT, LLC
                           PROXY POLICIES & PROCEDURES

PROXY VOTING POLICIES

                                     Policy

GW Capital Management, LLC (GWCM) will vote proxies solely in the best interest of its clients, GWCM managed fund shareholders, or where employee benefit plan assets are involved, in the interest of plan participants and beneficiaries. As a matter of policy, the officers, managers and employees of GWCM will not be influenced by outside sources whose interests conflict with the interest of clients, shareholders or participants and beneficiaries. Any conflict of interest will be resolved in the best interest of the client, shareholders or participants and beneficiaries.

Voting Guidelines

Proxy issues are considered on a case-by-case basis. The following are general guidelines summarizing GWCM's position on various issues and giving a general indication of how securities will be voted on proposals dealing with particular issues. The guidelines are not exhaustive and do not include all potential voting issues. There may be instances when GWCM may not vote in strict adherence to these guidelines. The guidelines shall be reviewed regularly, and amended as changes in the marketplace demand and as developments in corporate governance occur.

1) COMMON MANAGEMENT PROPOSALS

Election of Directors - Case by Case

         Although the election of directors is a routine issue, GWCM believes that the structure and functioning of a company's board of directors are critical to the economic success of every company. Board-related issues are therefore treated in a separate section, below.

Appointment of Auditors - Approve

         Proposals to ratify independent auditors will generally be voted for unless there is a reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

Corporation Name Change - Approve

Elimination of Preemptive Rights - Approve

         Preemptive Rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

         GWCM will generally approve the elimination of Preemptive Rights, but will oppose the elimination of Limited Preemptive Rights (e.g., on proposed issues representing more than an acceptable level of dilution).

Establishment of 401(k) Plan - Approve

2)  BOARD OF DIRECTORS

GWCM supports measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, GWCM views strong, independent boards as key in the protection of shareholder value.

An "Independent Director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with they company, no present or recent employment relationship with the company (including employment of immediate family members), and, in the case of audit committee members, no compensation for non-board services).

GWCM will examine a board's complete profile when questions of independence arise. The above factors will be considered in the examination.

Election of Directors - Case by Case

         GWCM supports management in most elections, however, it will withhold this support if the board gives evidence of acting contrary to the best economic interests of shareholders. GWCM will also withhold approval of individual directors who attend less than 75% of board meetings without providing a legitimate excuse, as GWCM believes that such failure to attend is indicative of a general failure to safeguard shareholder interests. Failure to implement shareholder proposals that have received a majority vote and implementation of dead-hand or no-hand poison pills are two situations which are considered failures to act in the best economic interests of shareholders and may cause GWCM to withhold votes for incumbent directors.

Classified Board of Directors/Staggered Terms - Oppose

         A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.

         GWCM's belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will generally vote against classification and for management and shareholder proposals to eliminate classification of the board.

         Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. These proposals will be opposed.

Confidential Voting - Approve

         Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. However, GWCM supports the suspension of confidential voting during proxy contests since dissidents have access to the information and GWCM does not wish to put management at an unfair disadvantage.

Cumulative Voting for Directors - Case by Case

         Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.

         GWCM may support cumulative voting proposals at companies which have classified board structures. However we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation - Case by Case

         GWCM believes that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, GWCM has a preference for compensation packages which are based on the company's performance and which include stock and stock options.

Stock Ownership Requirements - Oppose

         GWCM will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Independent Board Committees - Approve

         We believe that a board's nominating, compensation and audit committees should consist entirely of independent directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect. An example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition - Approve

         GWCM will generally support shareholder proposals requesting that the board consist of a majority of independent directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions - Case by Case

         GWCM will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority independent directors.

Size of Board

         GWCM will generally oppose proposals that give management the ability to alter the size of the board.

3) CORPORATE GOVERNANCE MATTERS

When several measures, each of which might be approved by itself, are combined in a single proposal the result may be so restrictive as to warrant opposition.

Adjournment of Meeting to Solicit Additional Votes - Case-by-Case

         Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date. GWCM will therefore generally oppose such proposals unless the agenda contains proposals which we judge to be in the best interests of clients.

Increases in Authorized Shares - Case by Case

         GWCM will generally approve proposals for increases of up to 100%, but will consider larger increases if a need is demonstrated. Industry specific norms may also be considered in our vote, as well as company history with respect to the use of shares for executive compensation. Furthermore, GWCM may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Stock Splits - Case by Case

         GWCM generally supports a stock split when it enhances the liquidity of a company's stock and reduces the price to a more reasonable trading range. A reverse stock split may be opposed if it is being used to make the company more closely held, thereby jeopardizing liquidity for existing shareholders.

Repurchases of Shares - Case by Case

         GWCM generally supports the repurchase of shares when it is being done because management believes the stock is undervalued. If the repurchase is an attempt to thwart a takeover, we would generally be opposed.

Indemnification of Directors and Officers - Approve

         GWCM supports the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company's ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance for Directors and Officers - Approve

         Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. GWCM will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company. However, GWCM will withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Reincorporation - Case by Case

         Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, GWCM will favor reincorporation.
         In cases where there are significant differences in anti-takeover protections, GWCM will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such a determination requires case by case analysis.

Requirement for more than Simple Majority Vote to pass proposals - Oppose

Elimination of Shareholders' Right to Call Special Meeting - Oppose

Prohibition of Shareholder Action Outside Meetings - Oppose

4) ANTI-TAKEOVER MATTERS

Blank Check Preferred - Case by Case

         These proposals are for the authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

         GWCM will oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on record and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, GWCM will approve the proposal, subject to dilution considerations as described in the guideline regarding increases in authorized shares.

Differential Voting Power - Oppose

         This involves the authorization of a class of common stock having superior voting rights over existing common stock or entitled to elect a majority of the board.

Poison Pill Plans  - Oppose

         Also known as Shareholder Rights Plans, these involve call options to purchase securities of a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred, GWCM will oppose them.

         These proposals generally only appear as shareholder proposals requesting that existing plans be put to a vote. The vote is non-binding. GWCM will vote in favor of shareholder proposals to rescind poison pills.

         GWCM's policy is to examine these plans individually. Most plans are opposed, however, GWCM may approve plans which include a 'permitted bid' feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision  - Oppose

         Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.

         GWCM believes that this concept is inconsistent with public ownership of corporations.

5) MANAGEMENT COMPENSATION MATTERS

Employee Stock Purchase Plans - Case-by-Case

         Employee stock purchase plans (ESPPs) give the company's employees the opportunity to purchase stock in the company. We believe these plans can provide performance incentives and lead to employees' identification with shareholder interests. The most common form of ESPPs are those that qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date, and be approved by shareholders. GWCM will approve ESPPs that include: (1) a purchase price equal to or greater than 85 percent of fair market value, and (2) voting power dilution of ten percent or less.

Golden Parachutes - Case-by-Case

         Golden parachutes provide for compensation to management in the event of a change in control. GWCM views this as encouragement to management to consider proposals which might be beneficial to shareholders. We will normally approve plans put to shareholder vote unless there is clear evidence of excess or abuse.

         GWCM will also approve shareholder proposals requesting that implementation of such arrangements require shareholder approval. This preserves the shareholder's right as owner of the company to oversee compensation arrangements with substantial potential for transfer of shareholder wealth.

Pay-for-Performance Plans - Approve

         The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of independent directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, GWCM is biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution may be declined. When an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.

Option Plans - Case-by-Case

         GWCM supports option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth from the company. Because of their potential effect on shareholder value, we believe that shareholders should be given the opportunity to vote to the fullest extent possible prior to the adoption or amendment of an option plan. In situations where a company has foregone shareholder approval, we may consider applying a stricter standard in the approval of increases in share authorization. GWCM may also consider withholding votes for members of the compensation committee. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan.

         In principle, GWCM opposes the repricing and exchange of options, but we will consider the impact of such features on high-tech, emerging and growth companies and merger situations. Such consideration will focus on the cost-benefit relationship. In cases where repricings that we consider inappropriate have occurred without shareholder approval, we will consider withholding votes for members of the compensation committee.

6) MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS

In reviewing merger and asset sale proposals, GWCM's primary concern is the best economic interest of shareholders. Voting on such proposals involves considerations unique to each transaction. As a result, GWCM will vote on a case-by-case basis on board-approved proposals to effect these types of transactions.

7) SOCIAL ISSUES

From time to time, GWCM is asked to vote on shareholder proposals which address a variety of social issues. We vote in all cases in the best economic interests of shareholders, plan participants and beneficiaries. GWCM does not generally support proposals that lack a demonstrable economic benefit for shareholders.


PROXY VOTING PROCEDURES

                               GENERAL PROCEDURES

The Operations Area of GWCM is responsible for administering the proxy voting process as outlined below.

Each client's custodian is responsible for forwarding proxy solicitation materials to GWCM. When proxy solicitation materials are obtained, the Operations Area updates a database for notices of all new shareholder meetings, indicating company name, meeting date, issues for voting, and vote status. The CUSIP and ticker symbol will also be included if they are available through reasonably practicable means. The database will also indicate whether issues are shareholder or management proposals and, upon voting, if the vote has been made with or against management.

Proxy solicitation materials are then forwarded to the portfolio manager for review of the issues and determination of GWCM's voting position in accordance with the policies detailed above. The portfolio manager communicates the voting position to the Operations Area.

The Operations Area logs the voting position and date of vote submission in the proxy database. The Operations Area then submits votes electronically to the soliciting company as directed in the proxy solicitation materials, if electronic voting is available. If electronic voting is not available, phone or mail voting may be utilized. If mail voting is used, a copy of the voting card is retained.

Proxy solicitation materials, records of votes cast and any documents prepared by GWCM that were material to making a decision regarding a vote, or that memorialize the basis for the decision, are retained for at least five years in an easily accessible place, the first two years on the premises of GWCM.

Voting summary information is provided annually to the Board of Managers for review. In addition, summary information is posted to the Company's website and made available to clients as requested.

The Operations Area provides voting information to the Legal area annually for inclusion in Form N-PX. Information is to be included for the 12-month period from July 1 to June 30.

SUB-ADVISER RESPONSIBILITIES

As designated in the applicable sub-advisory agreement, GWCM may assign proxy voting responsibility to a sub-adviser. In this instance, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.

Annually, GWCM will obtain each sub-adviser's proxy voting policies and procedures and submit them to the GWCM Managers for review.

Annually, the Operations Area will obtain voting information from each sub-adviser for client disclosure as may be required, and for inclusion in investment company clients' Form N-PX.

CONFLICTS OF INTEREST

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if GWCM or an affiliate thereof has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In the case of an investment company, a conflict of interest may arise between the investment company's shareholders and its investment adviser, principal underwriter, or an affiliated person of the investment company, its investment adviser or principal underwriter. Any individual with knowledge of a conflict of interest (for example, a personal conflict of interest such as a familial relationship with company management or a conflict involving a GWCM affiliate that has a business relationship with the company soliciting the proxy) relating to a particular referral item shall disclose that conflict to the Legal Department and otherwise remove himself or herself from the proxy voting process. Any conflict of interest will be resolved by disclosing the conflict to the client (in the case of an investment company client, to its Board of Directors or an appropriate Committee thereof) for consent or direction regarding the proxy at issue.

                        ALLIANCE CAPITAL MANAGEMENT, L.P.
                           [TO BE FILED BY AMENDMENT]

                          ARIEL CAPITAL MANAGEMENT, LLC

                          ARIEL CAPITAL MANAGEMENT, LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                                 September 2004

I.       Introduction

Ariel Capital Management, LLC ("Ariel"), as a federally registered investment adviser, exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. Ariel takes its ownership responsibilities very seriously. Ariel exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Ariel acquires and holds a company's securities in the portfolios it manages with the expectation that the securities will be a good long-term investment and will appreciate in value. As such, Ariel votes proxies with a focus on the investment implications of each proxy proposal. While Ariel's proxy voting guidelines, which are attached hereto as Exhibit A, provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Ariel's voting guidelines are designed to reflect our view of their potential impact on long-term shareholder value. These guidelines will frame the analysis of each proxy issue and provide a basis for decision-making. In evaluating issues, Ariel may consider information from many sources.

II.      Proxy Voting Decisions

Ariel votes proxies on behalf of each investment advisory client who delegates proxy voting authority to Ariel. Ariel has retained Institutional Shareholder Services, Inc. ("ISS"), a third party proxy voting service, for the purpose of receiving, cataloging, voting (based upon Ariel's direction) and reporting proxies. A client may retain proxy voting powers, give particular proxy voting instructions to Ariel, or have a third party fiduciary vote proxies.

Subject to the oversight and review of the Chief Compliance Officer and the Director of Research, Ariel research analysts are responsible for monitoring corporate actions and analyzing issues raised by client proxies if Ariel has been assigned the right to vote the proxies. Personnel from the Operations Department ensure that the proxies are voted and that voting is done in a timely manner.

If a client has not authorized Ariel to vote its proxies, these Proxy Voting Policies and Procedures will not apply to that client's account. The scope of Ariel's responsibilities with respect to voting proxies is ordinarily determined by Ariel's contracts with its clients and applicable law.

Prior to casting a vote, Ariel may use its influence as a large voteholder to highlight certain management practices. Consistent with its fiduciary duties, Ariel may express to company management its views on key issues that affect shareholder value. At no time, however, does Ariel exercise any control over any company.

III.     Proxy Voting Process

Accounts are set up at each client's custodian to have the proxy ballots sent directly to ISS for those accounts for which Ariel has proxy voting authority. When Ariel receives new account paperwork for an investment advisory client, the client's custodian is contacted to verify that the proxies are being sent to ISS. If not, a letter of instruction is sent to the custodian to change the address to ISS.

The Operations Department monitors upcoming proxy meetings using Votex, ISS's online proxy voting system. When an upcoming meeting is listed on Votex, the Operations Department provides the analyst who covers the company with a memorandum identifying pertinent details of the company, meeting and proposals. Attached to the memorandum is a copy of the company's annual report on SEC Form 10-K, the proxy statement, and ISS research and voting recommendations.(2) Copies of these materials are also available for review by the Portfolio Manager and the four Senior Vice Presidents of Portfolio Management.

Analysts consult with the Director of Research if questions arise during their review of proxy proposals. After the research analyst has reviewed and voted the proxy, and signed and dated the cover memorandum, the Director of Research reviews every proxy vote, unless such proxy has been referred to the Proxy Resolution Committee (defined in Section IV, below). After the Director of Research has reviewed the proxy vote and initialed the cover memorandum, the memorandum and supporting materials are forwarded to the Legal and Compliance Department for review and approval. After Compliance signs off on the proxy (and direction is received from the Proxy Resolution Committee, if necessary), the Operations Department votes the proxies using Votex prior to the voting deadline. A second Operations Department staff member reviews Votex to validate that the appropriate vote was cast on each proposal on the ballot.

ISS and the Operations Department independently reconcile upcoming proxy meetings between the client accounts listed on Votex for which ISS has received proxy ballots and a list of Ariel's client accounts that held the company as of the record date (according to Ariel's records). For any account that ISS has yet to receive a ballot, the custodian is contacted prior to the voting deadline in a best efforts attempt to obtain the ballot so that Ariel can vote on behalf of its client.

Conflicts of Interest

         A.       Ariel Capital Management, LLC

Ariel has adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients. Nonetheless, from time to time, a proxy proposal may involve an apparent conflict between the interests of Ariel's clients and the interests of Ariel or any affiliated person of Ariel. In reviewing proxy issues to identify any potential material conflicts between Ariel's interests and those of its clients, Ariel will consider:

          (1) Whether Ariel has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Ariel may have an economic incentive to vote in a manner that would please corporate management if Ariel were in the process of seeking a client relationship with a company and wanted that company's corporate management to direct business to Ariel. Such business could include, among other things, managing company retirement plans or serving as sub-adviser for funds sponsored by the company;

_______________
(1) ISS provides two types of voting recommendations. One set of recommendations is based upon ISS's review and analysis. The other set of recommendations comes from Proxy Voter Services ("PVS"), a division of ISS. PVS makes voting recommendations that appear under the heading "Taft-Hartley" on the ISS proxy report. The PVS recommendations are based upon the PVS Proxy Voting Guidelines, which are based upon the AFL-CIO Proxy Voting Guidelines, and are designed to promote long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. ISS has provided Ariel with a copy of the PVS Proxy Voting Guidelines.

          (2) Whether there are any existing business or personal (including familial) relationships between an Ariel employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or

          (3) Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of Ariel.

The Legal and Compliance Department will initiate the process of soliciting information from Ariel's marketing departments regarding any actual or potential conflicts as outlined above. Compliance then forwards such information to the Operations Department, which includes that information in the packet of information that is submitted to the Ariel research analyst responsible for deciding how the proxy should be voted (as described in more detail in Section III, above).

If the Legal and Compliance Department determines that a material conflict of interest may exist, such as a business relationship with a portfolio company, the proxy will be referred by the analyst after review and voting to the Proxy Resolution Committee (the "Committee"). The Committee is charged with determining whether the analysts' decisions regarding proxy voting are based on the best interests of our clients and are not the product of a conflict. Proxy votes consistent with Exhibit A, "General Proxy Voting Guidelines," are presumed to be consistent with the best interests of clients but are still subject to review and approval by the Committee.

The Committee consists of the following individuals:

         (1) The four Senior Vice Presidents of Portfolio Management; and
         (2) The Chief Compliance Officer (in his or her absence, the General Counsel).

Any decision by the Committee must be approved by at least 3 of the 5 members of the Committee.



         B.       Institutional Shareholder Services, Inc.

Although Ariel has not retained ISS to make recommendations regarding how Ariel should vote its clients' proxies, Ariel does review ISS's proxy voting recommendations and analysis as part of Ariel's proxy voting process. Ariel is aware that potential conflicts of interest may exist between ISS's proxy advisory service, which provides proxy analyses and voting recommendations to institutional investors, and ISS's Corporate Programs division, which provides products and services to issuers consisting primarily of advisory and analytical services, self-assessment tools and publications.

ISS has taken various steps to neutralize these potential conflicts and has provided Ariel with a copy of its policies, procedures and practices regarding potential conflicts of interest. In addition, at Ariel's request, ISS has provided Ariel with a list of those companies whose shares are currently held in one or more of Ariel's portfolios and that have some type of business relationship with ISS. This list shows the company, the product(s) purchased and the cost. The Legal and Compliance Department will work with the Operations Department to ensure that this list is updated with new Ariel holdings. Ariel shall request from ISS, no less than annually, an updated list. All conflicts of interest shall be reviewed by the Legal and Compliance Department and shall be disclosed to the research analysts as part of the proxy voting process outlined above.

V.       Disclosures to Clients

All identified material conflicts will be disclosed to clients. Once identified, the Legal and Compliance Department will be responsible for ensuring that all material conflicts are disclosed in both the Ariel Investment Trust's Statement of Additional Information and Ariel's Form ADV.

Proxy information will be provided to clients in accordance with their agreement with Ariel or upon request. Upon a client's request for information, Ariel will furnish, without charge, to the requesting client (a) a copy of these Proxy Voting Policies and Procedures, including the guidelines in Exhibit A, or (b) information about how Ariel voted with respect to such client's securities. Except as otherwise directed by a client or required by law, Ariel will maintain the confidentiality of how it plans to vote or has voted proxies relating to such client's securities.

Ariel will disclose to its clients, in its written disclosure statement on Part II of Form ADV or elsewhere (as deemed necessary or appropriate):

     o How clients may obtain information from Ariel about how Ariel voted with respect to their securities; and

     o A summary of Ariel's proxy voting policies and procedures as well as how a client may request a copy of these Proxy Voting Policies and Procedures (Exhibit B).

The Board of Trustees of the Ariel Investment Trust will have the responsibility of reviewing proxy voting matters for the Trust, including how Ariel is voting proxies for the Trust.

Ariel will file the proxy voting record for the Trust annually on Form N-PX. Fund Administration, in conjunction with Operations and Legal and Compliance, is responsible for making this filing.

VI.      Books and Records Relating to Proxies

In connection with voting proxies and these Proxy Voting Policies and Procedures, Ariel maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

o        Ariel's policies and procedures relating to voting proxies;

o A copy of each proxy statement that Ariel receives regarding clients' securities, provided that Ariel may rely on (a) a third party to make and retain, on Ariel's behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

o A record of each vote cast by Ariel on behalf of clients, provided that Ariel may rely on a third party to make and retain, on Ariel's behalf, pursuant to a written undertaking, records of votes cast;

o Copies of any documents created by Ariel that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

o A record of each written client request for proxy voting information and a copy of any written response by Ariel to any written or oral client request for information on how Ariel voted proxies on behalf of the requesting client.

Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in Ariel's main business office.

VII.     General Proxy Voting Guidelines

Attached to these Proxy Voting Policies and Procedures is Exhibit A, "General Proxy Voting Guidelines," which describe Ariel's general proxy voting guidelines. These guidelines are not intended to address every proxy proposal that may arise, and Ariel reserves the right to depart from these guidelines when Ariel believes that it is in its clients' best interests to do so. All deviations from the stated guidelines will be documented.

VIII.    Amendments

These Proxy Policies and Procedures are subject to change as necessary to remain current with applicable rules and regulations and Ariel's internal policies and procedures.


                                    EXHIBIT A
                          ARIEL CAPITAL MANAGEMENT, LLC
                         GENERAL PROXY VOTING GUIDELINES

                                 September 2004

As part of our investment process we place extraordinary emphasis on a company's management, its Board and its activities. Proxy voting is viewed as an extension of our core research efforts. We look for companies with high quality managements, as represented by their industry experience, managerial track records, and their reputations within the community. Furthermore, we strive to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally the policy of Ariel Capital Management, LLC to vote in favor of proposals recommended by the Board.

While the majority of proxies voted are routine issues, i.e., Election of Directors and Selection of Auditors, all non-routine issues are analyzed on an individual basis by the Ariel research analyst who follows the company in question. Below is a summary of the guidelines that generally guide this decision-making.

1. Approval and/or amendments to Executive compensation. We recognize the need for companies to have flexibility in the way they compensate executives and to utilize a variety of tools, including options and restricted stock, to provide incentive to employees. In general, we favor stock incentive plans as they promote employee loyalty and encourage a greater effort by those who have a vested interest in the company. Each compensation plan is evaluated on a case-by-case basis.

2. Classified Board and/or Staggered Board. In general, we are not opposed to classified Boards.

3. Withholding Board Authority. In general, we do not vote to withhold Board Authority. However, in rare instances we may do so if we are concerned that actions of senior management and the Board will fail to enhance shareholder value.

4. Golden Parachutes. Because most golden parachutes give executives such extreme compensation in exchange for a change in corporate control with no regard for either performance or shareholders' return, we are generally opposed to any proposal for this type of compensation.

5.       Poison Pills. In general, we oppose poison pills.

6. Mergers/Reorganizations. We strongly believe shareholders have an absolute right to vote on mergers and reorganizations. We review each of these instances on a case-by-case basis to determine whether to support or reject such a proposal. Decisions are based on our view of the best long-run prospects for the company and whether the restructuring/merger is consistent with that long-run performance. Moreover, the terms and provisions of the merger/restructuring must be fair to existing shareholders.

7. Northern Ireland. We vote in favor of any shareholder proposal that calls for the adoption or implementation of the MacBride principles.

8. Environmental. Because a company's environmental policies and record can have a substantial effect on financial performance, we favor resolutions asking for a report of current environmental practices.

                                    EXHIBIT B
                          Ariel Capital Management, LLC
                    Summary of Proxy Policies and Procedures

In accordance with applicable regulations and law, Ariel Capital Management, LLC ("Ariel"), a federally registered investment adviser, is providing this summary of its Proxy Voting Policies and Procedures (the "Proxy Policies") concerning proxies voted by Ariel on behalf of each investment advisory client who delegates proxy voting authority and delivers the proxies to us. A client may retain proxy voting powers, give particular proxy voting instructions to us, or have a third party fiduciary vote proxies. Our Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and our internal policies and procedures.

As part of our investment process we place extraordinary emphasis on a company's management, its Board and its activities. We look for companies with high quality managements, as represented by their industry experience, and their reputations within the community. Furthermore, we strive to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally the policy of Ariel to vote our investment responsibility shares in favor of proposals recommended by the Board.

We have established general guidelines for voting proxies on behalf of our clients. While these generally guide our decision-making, all issues are analyzed by the Ariel research analyst who follows the company. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within our general proxy voting guidelines. In such cases, we will document our reasoning.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, the proxy will be referred to Ariel's Proxy Resolution Committee. The Proxy Resolution Committee is charged with determining that the analysts' decisions regarding proxy voting are based on the best interests of our clients and are not the product of a conflict.

For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel's Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling us at 1-800-725-0140, or writing to Ariel Capital Management, LLC at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

                   THE BANK OF NEW YORK - BNY ASSET MANAGEMENT

                   THE BANK OF NEW YORK - BNY ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES
                                  June 30, 2003

I. Introduction and General Principles

A. BNY Asset Management, a division of The Bank of New York ("Adviser") and certain of its affiliates are generally responsible for voting have been delegated the authority and responsibility to vote the proxies of certain of its respective trust and investment advisory clients, including both ERISA and non-ERISA clients.

B. Adviser understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. Adviser believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with Adviser's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where Adviser does not have authority to vote client proxies, or upon the request of any client, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, Adviser will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from Adviser's policies and procedures.

F. There may be circumstances under which Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). Adviser understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and , in the case of an ERISA client, the plan's participants and beneficiaries. Adviser's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.


II. Responsibility and Oversight

A. Adviser has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

     (1) developing, authorizing, implementing and updating Adviser's policies and procedures;
     (2)  overseeing the proxy voting process; and
     (3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies. The Proxy Committee is currently retaining Institutional Shareholder Services ("ISS") to act as voting delegate. However, the Proxy Committee may elect to retain another proxy consultant, in which event such replacement proxy consultant shall perform ISS's duties as set out in these procedures.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, the chief trust officer, a senior portfolio manager and members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. Proxy Voting Guidelines

A. Adviser has determined that, except as set forth below, with respect to all clients that are not Socially Responsive Clients, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines which have been prepared by the Adviser and ISS. A summary of the current applicable proxy voting guidelines is attached to these Voting Policies and Procedures as Exhibit A.

B. Except as set forth in Section III, Paragraph D below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other investment professional ("Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV. Proxy Voting Procedures

A. If a client makes a specific request, Adviser will vote client proxies in accordance with such client's request even if it is in a manner inconsistent with Adviser's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, Adviser has engaged ISS as its voting delegate to:

       (1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

       (2) vote and submit proxies in a timely manner;

       (3) handle other administrative functions of proxy voting;

       (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

       (5) maintain records of votes cast; and

       (6) provide recommendations with respect to proxy voting matters in general.
C. Except in instances where clients have retained voting authority, Adviser will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

D. Notwithstanding the foregoing, Adviser retains final authority and fiduciary responsibility for proxy voting.

V. Conflicts of Interest

A. Adviser has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Adviser as a result of business conducted by ISS. Adviser believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices.

B. As ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends, Adviser believes that this process is reasonably designed to eliminate address material conflicts of interest that may arise between Adviser and a client as to how proxies are voted.

C. In the event that an Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between Adviser and the client with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between Adviser and the client with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between Adviser and the client, the Proxy Committee may will make a determination whether to vote such proxy as recommended by the Investment Professional. In the event of such a determination to vote the proxy as recommended by the Investment Professional, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the Investment Professional presents a material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between Adviser and the client, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) disclose such conflict to the client or clients and obtain written direction from the client as to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

E. Material conflicts cannot be resolved by simply abstaining from voting.




VI.  Recordkeeping

Adviser will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     (1) a copy of these policies and procedures which shall be made available to clients, upon request;

     (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

     (3)  a record of each vote cast (which ISS maintains on Adviser's behalf);

     (4) a copy of each questionnaire completed by any Investment Professional under Section V above;

     (5) any other document created by Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

     (6) each written client request for proxy voting records and Adviser's written response to any client request (written or oral) for such records. Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII.   Disclosure

Except as otherwise required by law, Adviser has a general policy of not disclosing to any issuer or third party how Adviser or its voting delegate voted a client's proxy.


                            BoNY: Proxy Voting Policy

I.       M0100s  Management Proposals - Routine/Business

Agenda Code and Description                                                            ISS              Client
                                                                                       Policy           Policy

       M0101     Ratify Auditors                                                        FOR             FOR

       M0102     Change Date/Location of Annual Meeting                                 FOR             FOR

       M0105     Accept Financial Statements and Statutory Reports                      FOR

       M0106     Amend Articles/Charter--General Matters                                FOR             FOR

       M0107     Approve Dividends                                                      FOR

       M0109     Approve Remuneration of Auditors                                       FOR

       M0111     Change Company Name                                                    FOR             FOR

       M0113     Approve Investment Advisory Agreement                                  C by C          FOR

       M0114     Amend Investment Advisory Agreement                                    C by C          FOR

       M0116     Authorize Filing of Required Documents/Other Formalities               FOR

       M0117     Designate Inspector or Shareholder Representative(s) of                FOR
                 Minutes of Meeting

       M0119     Reimburse Proxy Contest Expenses                                       C by C          C by C

       M0120     Approve Proposed Changes to Bank Charter                               C by C          C by C

       M0121     Approve Continuation of Company Under Canadian                         FOR
                 Business Corporation Act

       M0122     Adopt New Articles of Association/Charter                              C by C

       M0123     Approve Special Auditors' Report Regarding Related-Party    FOR
                 Transactions

       M0124     Approve Stock Dividend Program                                         C by C

       M0125     Other Business                                                         AGAINST           FOR

       M0126     Amend Charter or Bylaws--Non-Routine                                    C by C          C by C

       M0128     Designate Newspaper to Publish Meeting Announcements        FOR




I.       M0100s  Management Proposals - Routine/Business (Cont.)

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       M0129     Approve Minutes of Meeting                                             FOR

       M0131     Approve Change of Fundamental Investment Policy                        C by C          FOR

       M0135     Amend Corporate Purpose                                                FOR

       M0136     Approve Auditors and Authorize Board to Fix Remuneration    FOR
                  of Auditors

       M0137     Miscellaneous Proposal--Company-Specific                               C by C

       M0138     Authorize Board to Ratify and Execute Approved                         FOR
                 Resolutions

       M0140     Approve Multiple Classes of Stock/Same Voting Rights                   C by C          C by C

       M0150     Receive Financial Statements and Statutory Reports                     FOR             FOR

       M0151     Approve Financial Statements, Allocation of Income, and                FOR
                 Discharge Directors

       M0152     Approve Allocation of Income and Dividends                             C by C

       M0153     Approve Allocation of Dividends on Shares Held by                      FOR
                 Company

       M0154     Approve Continuation of Company Under Provincial                       C by C
                 Business Corporation Act

       M0155     Appoint Auditors and Deputy Auditors                                   FOR

       M0156     Ratify Alternate Auditor                                               FOR

       M0157     Appoint Censor(s)                                                      FOR

       M0158     Approve Remuneration of Directors and Auditors                         FOR

       M0159     Change Location of Registered Office/Headquarters                      FOR

       M0160     Approve Listing of Shares on a Secondary Exchange                      FOR

       M0161     Appoint Agencies to Rate the Company's Publicly Offered                FOR
                 Securities

       M0162     Designate Risk Assessment Companies                                    FOR

       M0163     Approve Investment and Financing Policy                                FOR

       M0164     Open Meeting                                                           None



I.       M0100s  Management Proposals - Routine/Business (Cont.)

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       M0165     Close Meeting                                                                            None

       M0166     Allow Questions                                                                          None

       M0167     Announce Vacancies on Supervisory Board                                                  None

       M0168     Elect Chairman of Meeting                                                                FOR

       M0169     Prepare and Approve List of Shareholders                                                 FOR

       M0170     Acknowledge Proper Convening of Meeting                                                  FOR

       M0171     Elect Members of Election Committee                                                      FOR

       M0172     Consider Measures to Address the Decline in the                                          FOR
                 Company's Net Asset Value Relative to Its Capital

       M0173     Approve Standard Accounting Transfers                                                    FOR

       M0174     Receive Shareholders' Committee Report                                                   FOR

       M0175     Transact Other Business                                                                  None

       M0176     Change Fiscal Year End                                                                   C by C

II.    M0200s  Management Proposals - Director Related

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       M0201     Elect Directors                                                        C by C          FOR

       M0202     Fix Number of Directors                                                FOR             FOR

       M0203     Approve Increase in Size of Board                                      C by C          FOR

       M0204     Approve Decrease in Size of Board                                      C by C          FOR

       M0205     Allow Board to Set its Own Size                                        AGAINST         AGAINST

       M0206     Classify the Board of Directors                                        AGAINST         AGAINST

       M0207     Eliminate Cumulative Voting                                            AGAINST         FOR

       M0208     Fix Number of and Elect Directors                                      C by C          C by C

       M0209     Approve Director/Officer Liability Provisions                          C by C          C by C

       M0210     Approve Director/Officer Indemnification Provisions                    C by C          C by C

       M0211     Approve Director/Officer Indemnification Agreements                    C by C          C by C

       M0212     Approve Director/Officer Liability and Indemnification                 C by C          C by C

       M0215     Declassify the Board of Directors                                      FOR             FOR

       M0216     Remove Age Restriction for Directors                                   FOR             FOR

       M0217     Establish/Alter Mandatory Retirement Policy for Directors              C by C          C by C

       M0218     Elect Director to Represent Class X Shareholders                       C by C

       M0219     Approve Remuneration of Directors                                      C by C

       M0222     Allow Board to Delegate Powers to Committees                           C by C          C by C

       M0223     Adopt/Amend Nomination Procedures for the Board                        C by C          AGAINST

       M0225     Elect Directors (Opposition Slate)                                     C by C          C by C

       M0226     Classify Board and Elect Directors                                     AGAINST         AGAINST

       M0227     Amend Articles--Board-Related                                           C by C         C by C

       M0228     Elect Alternate/Deputy Directors                                       C by C          C by C

       M0229     Authorize Board to Fill Vacancies                                      AGAINST         AGAINST

       M0231     Adopt or Amend Director Qualifications                                 C by C          FOR

       M0232     Change Range for the Size of the Board                                 C by C

       II.       M0200s Management Proposals - Director Related (Cont.)

Agenda Code and Description                                                             ISS             Client
                                                                                        Policy          Policy

       M0233     Elect Company Clerk/Secretary                                          FOR             FOR

       M0250     Elect Supervisory Board Member                                         FOR

       M0251     Elect Employee Representative to the Board                             FOR             FOR

       M0252     Create Position of Honorary Director                                   FOR             FOR

       M0253     Amend Articles to Change Size of Supervisory Board                     FOR

       M0254     Allow Board to Appoint Additional Directors Between                    C by C
                 Annual Meetings

       M0255     Amend Quorum Requirements                                              C by C          FOR

       M0256     Appoint Members of Shareholders' Committee                             FOR             FOR

       M0257     Elect Board Representative for Holders of Savings                      FOR             FOR
                 Shares and Fix His/Her Remuneration

       M0258     Determine Number of Members and Deputy Members of                      FOR
                 Board

       M0259     Elect Members and Deputy Members of Corporate                          FOR
                 Assembly

       M0260     Approve Discharge of Management Board                                  FOR

       M0261     Approve Discharge of Supervisory Board                                 FOR

       M0262     Approve Discharge of Management and Supervisory Board                  FOR

       M0263     Approve Discharge of Auditors                                          FOR

       M0264     Approve Discharge of Board and President                               FOR

       M0267     Company Specific--Board-Related                                        C by C         C by C

III.   M0300s  Management Proposals - Capitalization

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       M0301     Authorize a New Class of Common Stock                                  C by C          C by C

       M0302     Authorize New Class of Preferred Stock                                 C by C          C by C

       M0304     Increase Authorized Common Stock                                       C by C          FOR

       M0305     Increase Authorized Preferred Stock                                    C by C          C by C

       M0306     Increase Authorized Preferred and Common Stock                         C by C          C by C

       M0307     Approve Stock Split                                                    FOR             FOR

       M0308     Approve Reverse Stock Split                                            C by C          C by C

       M0309     Approve Increase in Common Stock and a Stock Split                     C by C          FOR

       M0312     Issue Common Stock Upon Conversion of Preferred Stock                  C by C          FOR

       M0313     Approve Issuance of Warrants/Convertible Debentures                    C by C          C by C

       M0314     Eliminate Preemptive Rights                                            FOR             C by C

       M0315     Eliminate/Adjust Par Value of Common Stock                             FOR             FOR

       M0316     Amend Votes Per Share of Existing Stock                                C by C        AGAINST

       M0318     Authorize Share Repurchase Program                                     FOR             FOR

       M0319     Authorize Board to Set Terms of Preferred                              AGAINST     AGAINST

       M0320     Eliminate Class of Preferred Stock                                     FOR             FOR

       M0321     Eliminate Class of Common Stock                                        FOR             FOR

       M0322     Cancel Company Treasury Shares                                         FOR             FOR

       M0323     Approve Issuance of Shares for a Private Placement                     C by C          C by C

       M0325     Reduce Authorized Common Stock                                         FOR             FOR

       M0326     Authorize Capitalization of Reserves for Bonus Issue or                FOR
                 Increase in Par Value

       M0327     Approve Reduction in Stated Capital                                    FOR

       M0328     Approve Increase in Authorized Capital                                 C by C

       M0329     Authorize Issuance of Equity or Equity-Linked Securities               C by C

                 with Preemptive Rights



III.   M0300s Management Proposals - Capitalization (Cont.)

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       M0330     Company Specific--Equity-Related                                       C by C          C by C

       M0331     Approve Issuance of Equity or Equity-Linked Securities                 C by C
                 without Preemptive Rights

       M0332    Increase Authorized Common Stock and Authorize New                      C by C          C by C
                Class of Preferred Stock

       M0334     Increase Authorized Common Stock and Authorize New                     C by C          C by C
                 Class of Common Stock

       M0335     Adopt/Amend Dividend Reinvestment Plan                                 C by C          FOR

       M0336     Increase Capital Stock for Use in Shareholder Rights Plan              AGAINST         AGAINST

       M0338     Reduce Authorized Preferred Stock                                      FOR             FOR

       M0339     Reduce Authorized Common and Preferred Stock                           FOR             FOR

       M0340     Extend Redemption Date of Common/Preferred Stock                       C by C          C by C

       M0341     Approve Dual Class Stock Recapitalization                              AGAINST         AGAINST

       M0342     Approve/Amend Stock Ownership Limitations                              C by C          C by C

       M0343     Approve/Amend Securities Transfer Restrictions                                         AGAINST

       M0344     Consent to Amended Bond Indenture                                                      C by C

       M0350     Authorize Stock With Other Than One Vote Per Share                                     AGAINST

       M0351     Approve Unlimited Capital Authorization                                                AGAINST

       M0352     Convert Multiple Voting Shares to Common Shares                                        FOR

       M0353     Ratify Past Issuance of Shares                                                         C by C

       M0354     Approve Creation of Conditional Capital                                                C by C

       M0355     Approve Conversion of Participation Certificates                                       FOR

       M0356     Authorize Issuance of Investment Certificates                                          C by C

       M0357     Authorize Issuance of Warrants with Preemptive Rights                                  C by C

       M0358     Authorize Issuance of Warrants without Preemptive Rights                               C by C

       M0359     Authorize Issuance of Shares with Warrants Attached with                               C by C
                 Preemptive Rights

III.   M0300s Management Proposals - Capitalization (Cont.)

Agenda Code and Description                                                             SS               Client
                                                                                        Policy            Policy


       M0360     Authorize Issuance of Shares with Warrants Attached                                    C by C
                 without Preemptive Rights

       M0361     Authorize Issuance of Bonds with Warrants Attached with                                C by C
                 Preemptive Rights

       M0362     Authorize Issuance of Bonds with Warrants Attached                                     C by C
                 without Preemptive Rights

       M0363     Authorize Issuance of Convertible Bonds with Preemptive                                C by C
                 Rights

       M0364     Authorize Issuance of Convertible Bonds without                                        C by C
                 Preemptive Rights

       M0365     Authorize Issuance of Equity Upon Conversion of a                                      C by C
                 Subsidiary's Equity-Linked Securities

       M0366     Authorize Capital Increase for Future Share Exchange Offers                            C by C

       M0367     Set Global Limit for Capital Increase to Result From All                               C by C
                 Issuance Requests

       M0368     Approve Issuance of Shares Pursuant to the Share Option                                C by C
                 Scheme

       M0369     Approve Issuance of Eurobonds                                                          C by C

       M0370     Authorize Issuance of Bonds/Debentures                                                 C by C

       M0371     Approve Renewal of Unmarketable Parcels Provision                                      FOR

       M0372     Approve Bond Repurchase                                                                FOR

       M0373     Authorize Reissuance of Repurchased Shares                                             FOR

       M0374     Approve Reduction in Share Capital                                                     FOR

       M0375     Approve Reduction/Cancellation of Share Premium Account                                FOR

       M0376     Convert Form of Securities                                                             C by C

       M0377     Amend Articles/Charter to Reflect Changes in Capital                                   FOR

       M0378     Amend Articles/Charter--Equity-Related                                                 C by C

IV.    M0400s  Management Proposals - Reorg. and Mergers

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       M0401     Change State of Incorporation [  ]                                     C by C          C by C

       M0404     Approve Reorganization Plan                                            C by C          C by C

       M0405     Approve Merger Agreement                                               C by C          C by C

       M0407     Approve Restructuring Plan                                             C by C          C by C

       M0410     Issue Shares in Connection with an Acquisition                         C by C          FOR

       M0411     Approve Disposition of Assets and Liquidate Company                    C by C          C by C

       M0412     Approve Recapitalization Plan                                          C by C          C by C

       M0413     Amend Articles--Organization-Related                                   C by C          C by C

       M0414     Company Specific--Organization-Related                                 C by C

       MO415   Approve Sale of Company Assets                                           C by C          C by C

       M0418     Approve Formation of Holding Company                                   C by C          FOR

       M0419     Acquire Certain Assets of Another Company                              C by C          FOR

       M0420     Approve Conversion to Self-Managed REIT                                C by C          FOR

       M0430     Approve/Amend Subadvisory Agreement                                    C by C          FOR

       M0431     Adopt Dollar-based Voting Rights                                       C by C          FOR

       M0432     Approve Conversion to Series of Delaware                               C by C          FOR
       Business Trust.

       M0433     Approve Conversion from Closed-End to                                  C by C          FOR
                                                         Open-End Fund

       M0434     Approve Merger of Funds                                                C by C          FOR

       M0435     Approve Distribution Agreement                                         C by C          FOR

       M0450     Approve Acquisition                                                    C by C

       M0451     Approve Merger by Absorption                                           C by C

       M0452     Approve Joint Venture Agreement                                        C by C          C by C

       M0453     Approve Plan of Liquidation                                            C by C          C by C

       M0454     Approve Spin-Off Agreement                                             C by C          C by C

       M0455     Approve Public Offering of Shares in Subsidiary                        C by C          C by C

IV.    M0400s Management Proposals - Reorg. and Mergers (Cont.)

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       M0456     Approve Exchange of Debt for Equity                                    C by C          C by C

       M0457     Waive Requirement for Mandatory Offer to                               C by C          C by C
                 All Shareholders.

       M0458    Approve Accounting Treatment of Merger, Absorption, or                  C by C
                Similar Transaction

       M0459     Approve Affiliation Agreements with Subsidiaries                       C by C


       M0460     Approve Transaction with a Related Party                               C by C

       M0461     Amend Articles to: (Japan)                                             C by C

       M0462     Approve Pledging of Assets for Debt                                    C by C

       M0463     Approve Investment in Another Company                                  C by C

       M0464     Approve Loan Agreement                                                 C by C

       M0470     Company Specific - Mutual Fund                                         C by C          C by C


For MO501 - MO535,  use our simplistic method:
1)       If dilution would be greater than 30% - vote AGAINST

2)   If strike prices are 10% or more below market - vote AGAINST





V.     M0500s Management Proposals - Non-Salary Comp.

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       M0501     Approve Stock Option Plan                                              C by C          C by C

       M0503     Amend Stock Option Plan                                                C by C          C by C

       M0504     Approve Incentive Stock Option Plan                                    C by C

       M0506     Amend Incentive Stock Option Plan                                      C by C

       M0507     Approve Restricted Stock Plan                                          C by C          C by C

       M0509     Amend Restricted Stock Plan                                            C by C          C by C

       M0510     Approve Employee Stock Purchase Plan                                   C by C          C by C

       M0512     Amend Employee Stock Purchase Plan                                     C by C          C by C

       M0522     Approve Omnibus Stock Plan                                             C by C          C by C

       M0524     Amend Omnibus Stock Plan                                               C by C          C by C

       M0525     Approve Non-Employee Director Stock Option Plan                        C by C          C by C

       M0526     Amend Non-Employee Director Stock Option Plan                          C by C          C by C

       M0527     Approve Non-Employee Director Restricted Stock Plan                    C by C

       M0528     Approve Stock Appreciation Rights Plan                                 C by C          C by C

       M0530     Amend Stock Appreciation Rights Plan                                   C by C          C by C

       M0534     Approve/Amend 401(k)/Savings Plan                                      C by C

       M0535     Approve/Amend Executive Incentive Bonus Plan                           C by C          C by C

       M0537     Approve/Amend Supplemental Retirement Plan                             C by C          C by C

       M0538     Approve/Amend Deferred Compensation Plan                               C by C          C by C

       M0540     Approve Employment Agreement                                           C by C

       M0541     Approve Stock/Cash Award to Executive                                  C by C          C by C

       M0543     Approve Executive Loans to Exercise Options                            C by C          C by C

       M0546     Approve Executive Loans (Not for Options)                              C by C

       M0547     Company-Specific--Compensation-Related                                 C by C          C by C

       M0548     Approve Repricing of Options                                            C by C         C by C

V.     M0500s Management Proposals - Non-Salary Comp. (Cont.)

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       M0554     Approve Outside Director Stock Awards/Options                          C by C          FOR
                 in Lieu of Cash

       M0555     Approve Stock Option Plan Grants                                       C by C

       M0556     Approve Stock-for-Salary/Bonus Plan                                    C by C          FOR

       M0557     Approve Retirement Benefits for Nonexecutive Directors                 C by C

       M0558     Approve/Amend Bundled Compensation Plans                               C by C          C by C

       M0561     Approve/Amend Executive Stock Option Plan                              C by C

       M0562     Approve/Amend Employee Savings-Related Share Purchase                  C by C

       M0564     Approve/Amend Employment Agreements                                    C by C          C by C

       M0567     Approve Employee Stock Ownership Plan                                  C by C

       M0568     Approve/Amend Profit Sharing Plan                                      C by C

       M0580     Appoint Internal Statutory Auditor                                     C by C

       M0582     Approve Retirement Bonuses for Directors                               C by C

       M0583     Approve Retirement Bonuses for Statutory Auditors                      C by C          C by C

       M0584     Approve Retirement Bonuses for Directors and Statutory                 C by C
                 Auditors

       M0585     Approve Special Bonus for Family of Deceased Director                  C by C

       M0586     Approve Special Bonus for Family of Deceased Statutory                 C by C
                 Auditor

       M0587     Approve Special Bonuses for Families of Deceased                      C by C
                 Directors and Statutory Auditors

       M0588     Approve Increase in Aggregate Compensation Ceiling for                C by C
                 Directors

       M0589     Approve Increase in Aggregate Compensation Ceiling for                C by C
                 Statutory Auditors

       M0590     Approve Increase in Aggregate Compensation Ceiling for                C by C
                 Directors and Statutory Auditors

       M0591     Approve or Amend Option Plan for Overseas Employees                    C by C

       M0592     Amend Terms of Outstanding Options                                     C by C



V.     M0500s Management Proposals - Non-Salary Comp. (Cont.)

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       M0593     Approve Share Plan Grant                                               C by C

       M0594     Approve Financial Assistance in Connection with Stock                  C by C
                 Purchase/Stock Option Plan

       M0595     Amend Articles/Charter--Compensation-Related                           C by C

       M0596     Approve Non-Employee Director Restricted Stock Plan                    C by C          C by C

       M0597     Amend Non-Employee Director Restrictred Stock Plan                     C by C          C by C

       M0598     Approve Non-Employee Director Omnibus Plan                             C by C          C by C
         M0599    Amend Non-Employee Director Omnibus Stock Plan                        C by C          C by C

VI.      M0600s Management Proposals - Antitakeover Related

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       M0601     Amend Articles/Bylaws/Charter to Include                               AGAINST         AGAINST
                 Antitakeover Provision(s)

       M0602     Amend Articles/Bylaws/Charter to Remove                                FOR             FOR
                 Antitakeover Provision(s)

       M0603     Eliminate Right to Act by Written Consent                              AGAINST         AGAINST

       M0604     Provide Directors May Only Be Removed for Cause                        AGAINST         AGAINST

       M0605     Adopt or Increase Supermajority Vote Requirement                       AGAINST         AGAINST
                 for Amendments (up to 66 2/3%)

       M0606     Adopt or Increase Supermajority Vote Requirement                       AGAINST         AGAINST
                 for Mergers

       M0607     Adopt or Increase Supermajority Vote Requirement                       AGAINST         AGAINST
                 for Removal of Directors

       M0608     Reduce Supermajority Vote Requirement                                  FOR             FOR

       M0609     Adopt or Amend Shareholder Rights Plan (Poison Pill)                   C by C          AGAINST

       M0611     Approve Control Share Acquisition                                      C by C          AGAINST

       M0612     Opt Out of State's Control Share Acquisition Law                       C by C          FOR

       M0613     Adopt Fair Price Provision                                             C by C          AGAINST

       M0614     Rescind Fair Price Provision                                           C by C          FOR

       M0617     Adjourn Meeting                                                        C by C          C by C

       M0618     Eliminate Right to Call Special Meeting                                AGAINST         AGAINST

       M0619     Restrict Right to Call Special Meeting                                 AGAINST         AGAINST

       M0621     Require Advance Notice for Shareholder                                 C by C          FOR
                 Proposals/Nominations

       M0622     Consider Non-Financial Effects of Mergers                              AGAINST         AGAINST

       M0627     Permit Board to Amend Bylaws Without Shareholder                       C by C          FOR
                 Consent

       M0629     Waive Control Share Acquisition Provision                              C by C

       M0630     Renew Shareholder Rights Plan (Poison Pill)                            C by C          AGAINST

VI.      M0600s Management Proposals - Antitakeover Related (Cont.)

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       M0650     Adopt Double Voting Rights for Long-Term Registered                    AGAINST
                 Shareholders

       M0651     Adopt Increased Dividends for Long-Term Registered                     AGAINST
                 Shareholders

       M0652     Renew Partial Takeover Provision                                       C by C

       M0653     Authorize Board to Issue Shares in the Event of a Public               AGAINST
                 Tender Offer or Share Exchange Offer

       M0654     Authorize Board to Repurchase Shares in the Event of a                 AGAINST
       Public Tender Offer or Share Exchange Offer

       M0655     Allow Board to Use All Outstanding Capital Authorizations              AGAINST

       M0656     Create/Eliminate Special Share Held By Government                      C by C

       M0657     Adopt New Articles/Charter--Privatization-Related                       C by C

       M0658     Approve/Amend Stock Ownership Limitations                              C by C

       M0659     Approve Reduction in Share Ownership Disclosure                        C by C
       Threshold

       M0660     Amend Articles/Charter--Governance-Related                             C by C

       M0661     Company-Specific--Governance-Related                                   C by C

VII.     S0100s Shareholder Proposals - Routine Business

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       S0101     Rotate Annual Meeting Location                                         AGAINST         AGAINST

       S0102     Change Date/Time of Annual Meeting                                     AGAINST         AGAINST

       S0106     Initiate Payment of Cash Dividend                                      AGAINST         AGAINST

       S0107     Separate Chairman and CEO Positions                                    C by C          AGAINST

       S0108     Liquidate Company Assets and Distribute Proceeds                       C by C          C by C

       S0110     Establish Shareholder Advisory Committee                               C by C          C by C

       S0115     Company-Specific -- Miscellaneous                                      C by C

       S0118     Convert Closed-End Fund to Open-End Fund                               C by C          C by C

VIII.    S0200s Shareholder Proposals - Director Related

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       S0201     Declassify the Board of Directors                                      FOR             FOR

       S0202     Establish Term Limits for Directors                                    AGAINST         AGAINST

       S0203     Establish a Nominating Committee                                       FOR             C by C

       S0204     Establish a Compensation Committee                                     FOR             C by C

       S0205     Establish Other Board Committee                                        C by C          C by C

       S0207     Restore or Provide for Cumulative Voting                               C by C          AGAINST

       S0209     Establish Director Stock Ownership Requirement                         AGAINST         AGAINST

       S0211     Establish Mandatory Retirement Age for Directors                       AGAINST         AGAINST

       S0214     Remove Existing Directors                                              C by C          C by C

       S0215     Require Majority of Independent Directors on Board                     C by C          FOR

       S0217     Provide for Special Interest Representation on Board                   C by C          AGAINST

       S0219     Limit Composition of Committee(s) to Independent                       C by C          FOR
                 Directors

       S0220     Require Director Nominee Qualifications                                C by C          AGAINST

       S0222     Company-Specific--Board-Related                                         C by C

       S0223     Require Directors Fees to be Paid in Stock                             AGAINST         AGAINST

       S0225     Change Size of Board of Directors                                      C by C          C by C

       S0227     Add Women and Minorities to the Board                                  C by C          FOR

       S0230     Require Two Candidates for Each Board Seat                             AGAINST         AGAINST

       S0233     Amend Articles/Bylaws/Charter-Filling Vacancies                        C by C          C by C

       S0234     Amend Articles/Bylaws/Charter-Removal of Directors                     C by C          C by C

       S0235     Amend Articles/Bylaws/Charter-Call Special Meetings                    C by C          C by C










VIII.    S0200s Shareholder Proposals - Director Related (Cont.)

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       S0236     Amend Vote Requirements to Amend Articles/                             C by C          C by C
                 Bylaws/Charter

       S0237     Amend Director/Officer Indemnification/Liability                       C by C          C by C
                 Provisions

       S0250     Elect a Shareholder-Nominee to the Board                               C by C

IX.      S0300s Shareholder Proposals - Corporate Governance

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       S0302     Submit Shareholder Rights Plan (Poison Pill) to                        FOR             FOR
                 Shareholder Vote

       S0304     Provide for Confidential Voting                                        FOR             FOR

       S0306     Submit Acquisition Offer(s) for Shareholder Vote                       FOR             FOR

       S0307     Restore Preemptive Rights of Shareholders                              C by C          C by C

       S0311     Reduce Supermajority Vote Requirement                                  FOR

       S0318     Eliminate or Restrict Severance Agreements                             C by C          C by C
                 (Change-in-Control)

       S0319     Reincorporate in Another State [  ]                                    C by C          C by C

       S0320     Submit Preferred Stock Issuance to Vote                                C by C

       S0321     Submit Severance Agreement (Change-in-Control) to                      FOR             C by C
                 Shareholder Vote

       S0326     Amend Articles/Bylaws/Charter to Remove                                FOR            AGAINST
                 Antitakeover Provisions

       S0329     Eliminate Discretionary Voting of Unmarked Proxies                     AGAINST          FOR

       S0330     Eliminate Cumulative Voting                                            FOR

       S0332     Amend Terms of Existing Poison Pill                                    C by C          C by C

       S0350     Amend Articles to Limit the Bank's Authority to Exercise               C by C
                 Votes at AGMs as Proxy for Shareholders

       S0351     Initiate Special Investigation to Determine if the Bank Property       C by C
                 Voted Proxies in the Previous Five Years

       S0352     Company-Specific--Governance-Related                                   C by C


*BONY supports shareholder proposals to submit poison pills to shareholder vote;
BONY votes against management proposals for poison pills.

*BONY does not support severance packages of greater than three (3) times total compensation; BONY supports severance packages at three (3) or less times total compensation.X. S0400s Shareholder Proposals - Social / Human Rights

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       S0411     MacBride Principles                                                    C by C        AGAINST
       SO413    Report on MacBride Principles                                           C by C        AGAINST

       S0414     ILO Standards                                                          C by C

       S0415     Vendor Standards                                                       C by C

       S0417     Workplace Code of Conduct                                              C by C

       S0420     Burma-Related                                                          C by C

       S0424     Report on Maquiladora Operations                                       C by C        AGAINST

       S0425     China Principles                                                       C by C

       S0426     Human Rights-Related                                                   C by C

XI.      S0500s Shareholder Proposals - Compensation

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       S0501     Limit/Prohibit Awards to Executives                                    C by C        AGAINST
       S0503     Increase Disclosure of Executive Compensation                          C by C        AGAINST
       S0504     Limit Executive Compensation                                           C by C        AGAINST

       S0507     Report on Executive Compensation                                       C by C        AGAINST

       S0508     Submit Executive Compensation to Vote                                  C by C        AGAINST

       S0509     Eliminate Outside Directors' Retirement Benefits                       FOR             FOR

       S0510     Link Executive Compensation to Social Issues                           C by C

       S0511     Company-Specific--Compensation-Related                                 C by C

       S0512     Performance-Based/Indexed Options                                      C by C

       S0513     Put Repricing of Stock Options to Shareholder Vote                     FOR

XII.     S0600s Shareholder Proposals - General Economic Issues

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       S0602     Report on Bank Lending Policies                                        C by C        AGAINST

       S0614     International Finance                                                  C by C        AGAINST

       S0615     Avoid Export of U.S. Jobs (Outsourcing)                                C by C        AGAINST

       S0616     Adopt High-Performance Workplace Policy                                C by C

       S0617     Hire Advisor to Maximize Shareholder Value                             C by C        AGAINST

       S0618     Seek Sale of Company/Assets                                            C by  C       AGAINST

       S0619     Endorse Efforts of G-7 Ministers                                       C by C        AGAINST




XIII.    S0700s Shareholder Proposals - Health / Environment

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       S0702     Advertising Standards                                                  C by C          AGAINST

       S0703     Tobacco-Related--Miscellaneous                                         C by C          AGAINST

       S0704     Tobacco-Related--Prepare Report                                        C by C          AGAINST

       S0706     Abortion-Related Activities                                            C by C

       S0708     Reduce or Eliminate Toxic Wastes or Emissions                          C by C          ABSTAIN

       S0709     Nuclear Power-Related                                                  C by C          AGAINST

       S0720     Alcohol-Related                                                        C by C          AGAINST

       S0725     Weapon-Related                                                         C by C

       S0726     Adopt Conservation Policy                                              C by C          AGAINST

       S0727     Report on Foreign Military Sales/Defense Business                      C by C          AGAINST

       S0728     CERES Principles                                                       C by C          AGAINST

       S0729     Drug Pricing                                                           C by C          AGAINST

       S0730     Report on Environmental Policies                                       C by C          AGAINST

       S0732     Spin Off Tobacco - Related Business                                    C by C          AGAINST

       S0734     Cease Tobacco - Related Advertising                                    C by C          AGAINST

       S0735     Health Care-Related                                                    C by C          AGAINST

       S0736     Genetically Modified Organisms (GMO)                                   C by C

       S0740     Environmental-Related--Miscellaneous                                   C by C

       S0741     ANWR                                                                   C by C

       S0742     Global Warming                                                         C by C


XIV.     S0800s Shareholder Proposals - Other / Misc.

Agenda Code and Description                                                             ISS               Client
                                                                                        Policy            Policy

       S0805     Report on Government Service of Employees                              C by C          AGAINST

       S0806     Charitable Contributions                                               C by C          AGAINST

       S0807     Political Contributions/Activities                                     C by C          AGAINST

       S0810     Company-Specific -- Shareholder Miscellaneous                          C by C          AGAINST

       S0812     EEOC-Related Activities                                                C by C          AGAINST

       S0814     Glass Ceiling                                                          C by C




XV.      Special Instructions

M0501 - M0535:  Use the following evaluation method:
If dilution is greater than 30 percent - vote AGAINST
If strike price is 10 percent or more below fair market value - vote AGAINST

                               FEDERATED INVESTORS

                               Federated Investors
                       Proxy Voting Policies and Practices

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies. General Policy Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.
Application to Specific Proposals
The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information. Corporate Governance
Generally, the Advisers will vote proxies:

o In favor of the full slate of directors nominated in an uncontested election;

o In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

o In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

o In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

o    In favor of a proposal to ratify the board's selection of auditors, unless:
     (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

o In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

Capital Structure
Generally, the Advisers will vote proxies:

o Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

o In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

o In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

o    In favor of a proposal authorizing a stock repurchase program.

Compensation and Stock Option Plans
Generally, the Advisers will vote proxies:

o In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

o Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

o Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

Corporate Transactions and Contested Elections
The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction. Shareholder Proposals
The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction. Cost/Benefit Analysis Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

o In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

o If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

o If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

o    If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.


                               Federated Investors
                             Proxy Voting Procedures


Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.
Proxy Voting Committee
The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

           President of the Advisers (Keith Schappert)

           Vice Chairman of the Advisers (J. Thomas Madden)

           Chief Investment Officer for Global Equity (Stephen Auth)

           Director of Global Equity Research of the Advisers (Uri D. Landesman)

           Investment Management Administrator (Lori Wolff)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.
Employment of Proxy Voting Services
The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.
The Advisers and IRRC shall take the following steps to implement these procedures:

o The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

o The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

o IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

o If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

o IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

Conflicts of Interest
 A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company shall not be treated as an "affiliated person" based solely on ownership or control of outstanding voting securities unless a person owns or controls ten percent or more of the outstanding voting securities of such company.
In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

1. Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

2. Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

3. If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

4. If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

     o That the Advisers have a significant business relationship with the Interested Company;

     o    The proposals regarding which proxies were cast;

     o Any material communications between the Advisers and the Interested Company regarding the proposal; and

     o Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

5. Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

Recordkeeping
The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

                                     INVESCO

                                     INVESCO
                      PROXY VOTING POLICIES AND PROCEDURES

                                                               February 10, 2005

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES


Voting of Proxies


INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

Best Economic Interests of Clients


In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS Services


INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

1
Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

Proxy Committee


The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS Recusal


When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

Override of ISS Recommendation


There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed

2
above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

Proxy Committee Meetings


When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.


Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

Certain Proxy Votes May Not Be Cast


In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

3

Proxy Voting Records


Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST


Procedures to Address Conflicts of Interest and Improper Influence


In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

4
The following are examples of situations where a conflict may exist:

               Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

               Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

               Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).


In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with

5 6
regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                                                      APPENDIX A

                       ACKNOWLEDGEMENT AND CERTIFICATION


                  I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.
                                      _________________________Print Name

         ____________________Date             _________________________Signature

7
                                                                      APPENDIX B
                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

          The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.
                  1. Operational Items

          Adjourn Meeting
          Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

          Amend Quorum Requirements
          Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

          Amend Minor Bylaws
          Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

          Change Company Name
          Vote FOR proposals to change the corporate name.

          Change Date, Time, or Location of Annual Meeting

          Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

          Ratifying Auditors

          Vote FOR proposals to ratify auditors, unless any of the following apply:

               An auditor has a financial interest in or association with the company, and is therefore not independent

               Fees for non-audit services are excessive, or

8

               There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

     Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.


     Transact Other Business
     Vote AGAINST proposals to approve other business when it appears as voting item.

     Voting on Director Nominees in Uncontested Elections
     Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

     composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

          Attend less than 75 percent of the board and committee meetings without a valid excuse

          Implement or renew a dead-hand or modified dead-hand poison pill

          Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

          Ignore a shareholder proposal that is approved by a majority of the shares outstanding

          Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

          Failed to act on takeover offers where the majority of the shareholders tendered their shares

          Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

          Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

9

          Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

          Are inside directors or affiliated outside directors and the full board is less than majority independent

          Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

          Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

          Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

         Age Limits
         Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.
         Board Size
         Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
         Classification/Declassification of the Board
         Vote AGAINST proposals to classify the board.
         Vote FOR proposals to repeal classified boards and to elect all directors annually.
         Cumulative Voting
         Vote AGAINST proposals to eiminate cumulative voting.
         Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

         Director and Officer Indemnification and Liability Protection
         Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
         Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
         Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

10

               The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

               Only if the director's legal expenses would be covered.

         Establish/Amend Nominee Qualifications
         Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
         Vote AGAINST shareholder proposals requiring two candidates per board seat. Filling Vacancies/Removal of Directors Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
         Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies. Independent Chairman (Separate Chairman/CEO)
         Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

               Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)
               Two-thirds independent board
               All-independent key committees
               Established governance guidelines

         Additionally, the company should not have under-performed its peers. Majority of Independent Directors/Establishment of Committees
         --------------------------------------------------------------
         Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

11
         Open Access
         Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

         Stock Ownership Requirements
         Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
         Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.
         Term Limits
         Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.
         2. Proxy Contests
         Voting for Director Nominees in Contested Elections
         Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

               Long-term financial performance of the target company relative to its industry; management's track record
               Background to the proxy contest
               Qualifications of director nominees (both slates)
               Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

         Reimbursing Proxy Solicitation Expenses
         Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
         Confidential Voting
         Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to

12
         request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
         Vote FOR management proposals to adopt confidential voting.
         3. Anti-takeover Defenses and Voting Related Issues
         Advance Notice Requirements for Shareholder Proposals/Nominations
         Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
         Amend Bylaws without Shareholder Consent
         Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

         Poison Pills
         Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote. Shareholder Ability to Act by Written Consent
         Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.
         Shareholder Ability to Call Special Meetings
         Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management. Supermajority Vote Requirements
         Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
         4. Mergers and Corporate Restructurings
         Appraisal Rights
         Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
         Asset Purchases
         Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

13

               Purchase price
               Fairness opinion
               Financial and strategic benefits
               How the deal was negotiated
               Conflicts of interest
               Other alternatives for the business Non-completion risk

         Asset Sales
         Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

               Impact on the balance sheet/working capital
               Potential elimination of diseconomies
               Anticipated financial and operating benefits
               Anticipated use of funds
               Value received for the asset
               Fairness opinion
               How the deal was negotiated
               Conflicts of interest.

         Bundled Proposals

         Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

         In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

         Conversion of Securities
         Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and

14

          conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

         Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

               Dilution to existing shareholders' position
               Terms of the offer
               Financial issues
               Management's efforts to pursue other alternatives
               Control issues
               Conflicts of interest

         Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
         Formation of Holding Company
         Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
               The reasons for the change
               Any financial or tax benefits
               Regulatory benefits
               Increases in capital structure
               Changes to the articles of incorporation or bylaws of the company.

         Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
               Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS
               Capital Structure model
               Adverse changes in shareholder rights

15
         Going Private Transactions (LBOs and Minority Squeezeouts)
         Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:
               offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

         Joint Ventures

         Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: ?? percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

         Liquidations
         Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
         Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

         Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

               Prospects of the combined company, anticipated financial and operating benefits
               Offer price
               Fairness opinion
               How the deal was negotiated
               Changes in corporate governance
               Change in the capital structure
               Conflicts of interest

         Private Placements/Warrants/Convertible Debentures
         Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

16
         Spin-offs

         Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:
               Tax and regulatory advantages
               Planned use of the sale proceeds
               Valuation of spin-off
               Fairness opinion
               Benefits to the parent company
               Conflicts of interest
               Managerial incentives
               Corporate governance changes
               Changes in the capital structure

         Value Maximization Proposals
         Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.
         5. State of Incorporation

         Control Share Acquisition Provisions
         Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.
         Control Share Cash-out Provisions
         Vote FOR proposals to opt out of control share cash-out statutes. Disgorgement Provisions
         Vote FOR proposals to opt out of state disgorgement provisions.

17
         Fair Price Provisions
         Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
         Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares. Freeze-out Provisions
         Vote FOR proposals to opt out of state freeze-out provisions.
         Greenmail
         Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
         Reincorporation Proposals
         Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
         Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
         Stakeholder Provisions
         Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
         State Anti-takeover Statutes
         Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
         6. Capital Structure

         Adjustments to Par Value of Common Stock
         Vote FOR management proposals to reduce the par value of common stock.

18
         Common Stock Authorization
         Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

         Dual-Class Stock
         Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
               It is intended for financing purposes with minimal or no dilution to current shareholders
               It is not designed to preserve the voting power of an insider or significant shareholder

         Issue Stock for Use with Rights Plan
         Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
         Preemptive Rights
         Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
         Preferred Stock
         Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).
         Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
         Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.
         Recapitalization
         Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

19

               more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

         Reverse Stock Splits
         Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.
         Share Repurchase Programs
         Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
         Stock Distributions: Splits and Dividends
         Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

         Tracking Stock
         Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.
         7. Executive and Director Compensation

         Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.
         Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

               Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

               Cash compensation, and

20
               Categorization of the company as emerging, growth, or mature.

         These adjustments are pegged to market capitalization.
         Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and
         (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members. Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.


       Table 1: Proxy Season 2005 Burn Rate Thresholds
       Russell 3000                                                 Non-Russell 3000
       ------------------------------------------------------------ -------------------------------------------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
         GICS          GICS Dsec         Mean      Standard     Mean +    Mean         Standard        Mean +
                                                  Deviation       Std                 Deviation           Std
                                                                  Dev                                    Dev
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       1010      Energy                 1.60%     1.02%         2.61%    2.59%        2.19%            4.78%
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       1510      Materials              1.55%     .81%          2.36%    2.54%        1.92%            4.46%
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       2010      Capital Goods          1.86%     1.19%         3.05%    3.23%        2.93%            6.17%
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       2020      Commercial Services    287%      1.53%         4.40%    4.39%        3.68%            8.07%
                 & Supplies
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       2030      Transportation         2.10%     1.50%         3.60%    2.44%        2.22%            4.66%
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       2510      Automobiles &          2.10%     1.37%         3.48%    2.90%        2.28%            5.18%
                 Components
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       2520      Consumer Durables &    2.40%     1.51%         3.90%    3.42%        2.79%            6.21%
                 Apparel
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       2530      Hotels Restaurants &   2.39%     1.08%         3.48%    3.30%        2.87%            6.17%
                 Leisure
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       2540      Media                  2.34%     1.50%         3.84%    4.12%        2.89%            7.01%
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       2550      Retailing              2.89%     1.95%         4.84%    4.26%        3.50%            7.75%
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       3010 to   Food & Staples         1.98%     1.50%         3.48%    3.37%        3.32%            6.68%
       3030      Retailing
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       3510      Health Care            3.24%     1.96%         5.20%    4.55%        3.24%            7.79%
                 Equipment & Services
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       3520      Pharmaceuticals &      3.60%     1.72%         5.32%    5.77%        4.15%            9.92%
                 Biotechnology
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       4010      Banks                  1.44%     1.17%         2.61%    1.65%        1.60%            3.25%
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       4020      Diversified            3.12%     2.54%         5.66%    5.03%        3.35%            8.55%
                 Financials
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       4030      Insurance              1.45%     .88%          2.32%    2.47%        1.77%            4.24%
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       4040      Real Estate            1.01%     .89%          1.90%    1.51%        1.50%            3.01%
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       4510      Software & Services    5.44%     3.05%         8.49%    8.08%        6.01%            14.10%
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       4520      Technology Hardware    4.00%     2.69%         6.68%    5.87%        4.25%            10.12%
                 & Equipment
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       4530      Semiconductors &       5.12%     2.86%         7.97%    6.79%        3.95%            10.74%
                 Semiconductor
                 Equipment
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       5010      Telecommunications     2.56%     2.39%         4.95%    4.66%        3.90%            8.56%
                 Services
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------
       5510      Utilities              .90%      .65%          1.55%    3.74%        4.63%            8.38%
       --------- ---------------------- --------- ------------- -------- ------------ ---------------- --------------

         A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years. However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the

21 22
         original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance. Evidence of improved compensation committee performance includes all of the following: The compensation committee has reviewed all components of the CEO's compensation, including the following:
                  Base salary, bonus, long-term incentives
                  Accumulative realized and unrealized stock option and restricted stock gains
                  Dollar value of perquisites and other personal benefits to the CEO and the cost to the company
                  Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program
                  Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

         A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. A tally sheet with all the above components should be disclosed for the following termination scenarios:

                  Payment if termination occurs within 12 months: $_____
                  Payment if "not for cause" termination occurs within 12 months: $______
                  Payment if "change of control" termination occurs within 12 months: $_____

         The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

         The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

23
         (1) The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants(2). Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.
         The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.
         (2) The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.
         Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.
         Director Compensation
         Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS. On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:
                  Director stock ownership guidelines
                  - A minimum of three times the annual cash retainer.
                  Vesting schedule or mandatory holding/deferral period
                  - A minimum vesting of three years for stock options or restricted stock, or - Deferred stock payable at the end of a three-year deferral period.

1 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

2 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

24
                  Mix between cash and equity
                  - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.
                  - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
                  Retirement/Benefit and Perquisites programs
                  - No retirement/benefits and perquisites provided to non-employee directors.
                  Quality of disclosure
                  - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

         For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.
         Stock Plans in Lieu of Cash
         Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.
         Director Retirement Plans
         Vote AGAINST retirement plans for non-employee directors.
         Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

         Management Proposals Seeking Approval to Re-price Options
         Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
                  Historic trading patterns
                  Rationale for the re-pricing
                  Value-for-value exchange
                  Treatment of surrendered options
                  Option vesting

25
                  Term of the option
                  Exercise price
                  Participation

         Qualified Employee Stock Purchase Plans
         Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:
                  Purchase price is at least 85 percent of fair market value Offering period is 27 months or less, and The number of shares allocated to the plan is ten percent or less of the outstanding shares

         Vote AGAINST qualified employee stock purchase plans where any of the following apply:
                  Purchase price is less than 85 percent of fair market value, or
                  Offering period is greater than 27 months, or The number of shares allocated to the plan is more than ten percent of the outstanding shares

         Nonqualified Employee Stock Purchase Plans
         Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR nonqualified employee stock purchase plans with all the following features:

                    Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)
                    Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary
                    Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
                    No discount on the stock price on the date of purchase since there is a company matching contribution

         Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

26
         Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals) Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
         Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
         Employee Stock Ownership Plans (ESOPs)
         Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.) 401(k)Employee Benefit Plans
         Vote FOR proposals to implement a 401(k) savings plan for employees.

         Shareholder Proposals Regarding Executive and Director Pay

         Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
         Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.
         Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

         Option Expensing
         Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

         Performance-Based Awards
         Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

27

               The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
               The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

         Golden Parachutes and Executive Severance Agreements
         Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
         Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
               The triggering mechanism should be beyond the control of management
               The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

         Pension Plan Income Accounting
         Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
         Supplemental Executive Retirement Plans (SERP5)

     Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

     8. Social and Environmental Issues CONSUMER ISSUES AND PUBLIC SAFETY Animal Rights Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

          The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

28

          The availability and feasibility of alternatives to animal testing to ensure product safety, and ?? The degree that competitors are using animal-free testing

          Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
               The company has already published a set of animal welfare standards and monitors compliance
               The company's standards are comparable to or better than those of peer firms, and
               There are no serious controversies surrounding the company's treatment of animals

         Drug Pricing
         Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
               Whether the proposal focuses on a specific drug and region Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
               The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending Whether the company already limits price increases of its products
               Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries
               The extent that peer companies implement price restraints

         Genetically Modified Foods
         Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
         Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
                  The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

29
                  The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
                  Company's current disclosure on the feasibility of GE product labeling, including information on the related costs Any voluntary labeling initiatives undertaken or considered by the company
                  Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds
                  The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
                  The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

         Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.
         Handguns
         Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.
         HIV/AIDS
         Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HI V/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
                  The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees
                  The company's existing healthcare policies, including benefits and healthcare access for local workers
                  Company donations to healthcare providers operating in the region

30
         Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

         Predatory Lending
         Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
                  ?? Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices ?? Whether the company has adequately disclosed the financial risks of its sub-prime business ?? Whether the company has been subject to violations of lending laws or serious lending controversies ?? Peer companies' policies to prevent abusive lending practices

         Tobacco
         Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
         Second-hand smoke:
                  Whether the company complies with all local ordinances and regulations
                  The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness The risk of any health-related liabilities.

         Advertising to youth:
                  Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
                  Whether the company has gone as far as peers in restricting advertising
                  Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth Whether restrictions on marketing to youth extend to foreign countries

         Cease production of tobacco-related products or avoid selling products to tobacco companies:

31
                  The percentage of the company's business affected
                  The economic loss of eliminating the business versus any potential tobacco-related liabilities.

         Spin-off tobacco-related businesses:
                  The percentage of the company's business affected
                  The feasibility of a spin-off
                  Potential future liabilities related to the company's
                   tobacco business

         Stronger product warnings:
         Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks:
         Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.
                             ENVIRONMENT AND ENERGY
         Arctic National Wildlife Refuge
         Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
                  New legislation is adopted allowing development and drilling in the ANWR region;
                  The company intends to pursue operations in the ANWR; and The company does not currently disclose an environmental risk report for their operations in the ANWR.

         CERES Principles
         Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

                    The company's current environmental disclosure beyond legal requirements, including environmental health and safety
                    (EHS) audits and reports that may duplicate CERES

                    The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

32

                    Environmentally conscious practices of peer companies, including endorsement of CERES ?? Costs of membership and implementation.

         Environmental-Economic Risk Report
         Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:
                    The feasibility of financially quantifying environmental risk factors,
                    The company's compliance with applicable legislation and/or regulations regarding environmental performance,
                    The costs associated with implementing improved standards, The potential costs associated with remediation resulting from poor environmental performance, and
                    The current level of disclosure on environmental policies and initiatives.

         Environmental Reports
         Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public. Global Warming
         Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.
         Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.
         Recycling
         Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
                    The nature of the company's business and the percentage affected
                    The extent that peer companies are recycling
                    The timetable prescribed by the proposal
                    The costs and methods of implementation

33

                    Whether the company has a poor environmental track record, such as violations of federal and state regulations

         Renewable Energy
         In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business. Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.
         Sustainability Report
         Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

                    The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or
                    The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative
                    (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES
         Outsourcing/ Offshoring
         Vote Case by Case on proposals calling for companies to report on the risks associated with outsourcing, considering:
                   Risks associated with certain international markets
                   The utility of such a report to shareholders
                   The existence of a publicly available code of corporate conduct that applies to international operations

         Link Executive Compensation to Social Performance
         Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

                    The relevance of the issue to be linked to pay

34

                    The degree that social performance is already included in the company's pay structure and disclosed
                    The degree that social performance is used by peer companies in setting pay ?? Violations or complaints filed against the company relating to the particular social performance measure
                    Artificial limits sought by the proposal, such as freezing or capping executive pay
                    Independence of the compensation committee
                    Current company pay levels.

         Charitable/Political Contributions
         Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
                    The company is in compliance with laws governing corporate political activities, and
                    The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

         Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
         Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
         Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

         Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS
         China Principles
         Vote AGAINST proposals to implement the China Principles unless:

               There are serious controversies surrounding the company's China operations, and

35

               The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

         Country-specific human rights reports
         Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
               The nature and amount of company business in that country
               The company's workplace code of conduct
               Proprietary and confidential information involved
               Company compliance with U.S. regulations on investing in the country
               Level of peer company involvement in the country.

         International Codes of Conduct/Vendor Standards
         Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
               The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
               Agreements with foreign suppliers to meet certain workplace standards
               Whether company and vendor facilities are monitored and how Company participation in fair labor organizations
               Type of business
               Proportion of business conducted overseas
               Countries of operation with known human rights abuses
               Whether the company has been recently involved in significant labor and human rights controversies or violations Peer company standards and practices
               Union presence in company's international factories

36

          Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

               The company does not operate in countries with significant human rights violations
               The company has no recent human rights controversies or violations, or
               The company already publicly discloses information on its vendor standards compliance.

         MacBride Principles
         Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
               Company compliance with or violations of the Fair Employment Act of 1989
               Company antidiscrimination policies that already exceed the legal requirements
               The cost and feasibility of adopting all nine principles
               The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
               The potential for charges of reverse discrimination
               The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
               The level of the company's investment in Northern Ireland
               The number of company employees in Northern Ireland
               The degree that industry peers have adopted the MacBride
               Principles
               Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS
         Foreign Military Sales/Offsets
         Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

37
         Landmines and Cluster Bombs
         Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
               Whether the company has in the past manufactured landmine components
               Whether the company's peers have renounced future production

         Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
               What weapons classifications the proponent views as cluster bombs Whether the company currently or in the past has manufactured cluster bombs or their components
               The percentage of revenue derived from cluster bomb manufacture Whether the company's peers have renounced future production

         Nuclear Weapons
         Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business. Operations in Nations Sponsoring Terrorism (Iran)
         Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:
                The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption Compliance with U.S. sanctions and laws

         Spaced-Based Weaponization
         Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

               The information is already publicly available or

               The disclosures sought could compromise proprietary information.

38
                               WORKPLACE DIVERSITY
         Board Diversity
         Generally vote FOR reports on the company's efforts to diversify the board, unless:
               The board composition is reasonably inclusive in relation to companies of similar size and business or The board already reports on its nominating procedures and diversity initiatives.

         Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.
         Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
               The degree of board diversity
               Comparison with peer companies
               Established process for improving board diversity
               Existence of independent nominating committee
               Use of outside search firm ?? History of EEO violations

         Equal Employment Opportunity (EEO)
         Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
               The company has well-documented equal opportunity programs
               The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
               The company has no recent EEO-related violations or litigation.

         Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

39
         Glass Ceiling
         Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
               The composition of senior management and the board is fairly inclusive
               The company has well-documented programs addressing diversity initiatives and leadership development
               The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
               The company has had no recent, significant EEO-related violations or litigation

         Sexual Orientation
         Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

         10. Mutual Fund Proxies
         Election of Directors
         Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.
         Votes should be withheld from directors who:
               attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.
               In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent. ignore a shareholder proposal that is approved by a majority of shares outstanding;
               ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;
               are interested directors and sit on the audit or nominating committee; or are interested directors and the full board serves as the audit or

40

               nominating committee or the company does not have one of these committees.

         Converting Closed-end Fund to Open-end Fund
         Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.
         Proxy Contests
         Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
               Past performance relative to its peers
               Market in which fund invests
               Measures taken by the board to address the issues Past shareholder activism, board activity, and votes on related proposals Strategy of the incumbents versus the dissidents Independence of directors
               Experience and skills of director candidates
               Governance profile of the company
               Evidence of management entrenchment

         Investment Advisory Agreements
         Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
               Proposed and current fee schedules
               Fund category/investment objective
               Performance benchmarks
               Share price performance as compared with peers
               Resulting fees relative to peers
               Assignments (where the advisor undergoes a change of control)

41
         Approving New Classes or Series of Shares Vote FOR the establishment of new classes or series of shares.

         Preferred Stock Proposals
         Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes 1940 Act Policies Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
                potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

         Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation. Changing a Fundamental Restriction to a Non-fundamental Restriction Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.
         Change Fundamental Investment Objective to Non-fundamental
         Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental. Name Change Proposals Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition
         Change in Fund's Sub-classification
         Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry Disposition of Assets/Termination/Liquidation Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

42
         Changes to the Charter Document
         Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
               The degree of change implied by the proposal
               The efficiencies that could result
               The state of incorporation
               Regulatory standards and implications

         Vote AGAINST any of the following changes:
               Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
               Removal of shareholder approval requirement for amendments to the new declaration of trust
               Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
               Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
               Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements
               Removal of shareholder approval requirement to change the domicile of the fund

         Changing the Domicile of a Fund
         Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

               regulations of both states; required fundamental policies of both states; and the increased flexibility available.

         Authorizing the Board to Hire and Terminate Sub-advisors without Shareholder Approval Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.
         Distribution Agreements
         Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

43

               fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

         Master-Feeder Structure
         Vote FOR the establishment of a master-feeder structure.
         Mergers
         Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
               resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

         Shareholder Proposals to Establish Director Ownership Requirement Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
         Shareholder Proposals to Reimburse Shareholder for Expenses Incurred Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
         Shareholder Proposals to Terminate the Investment Advisor
         Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:
                  performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                          JANUS CAPITAL MANAGEMENT LLC

                          Janus Capital Management LLC
                                  Proxy Voting
                                  December 2004

Janus seeks to vote proxies in the best interests of if its clients. For any mutual fund advised or subadvised by Janus and for which Janus has proxy voting authority, Janus will vote all proxies pursuant to the Janus Proxy Voting Guidelines (the "Janus Guidelines"). With respect to Janus' non-mutual fund clients, Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from its non-mutual fund clients to vote proxies for a client's account pursuant to 1) Janus' Proxy Voting Guidelines (the "Janus Guidelines") 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

Proxy Voting Procedures

Janus developed the Janus Guidelines to influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines.

The role of the Proxy Voting Committee is to work with Janus portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable and no material conflicts exist. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Currently, the Proxy Voting Service is Institutional Shareholder Services (ISS), an industry expert in proxy voting issues and corporate governance matters. While Janus attempts to apply the Janus Guidelines to proxy proposals, Janus reserves the right to use ISS' in-depth analysis on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. ISS is instructed to vote all proxies relating to portfolio securities in accordance with the Janus Guidelines, except as otherwise instructed by Janus.

Each Janus fund's proxy voting record for the one-year period ending each June 30th is provided through Janus Capital's website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser. The proxy voting record for non-mutual fund clients is available on an annual basis and only upon request from a client's account representative. Copies of the complete Janus Guidelines and Procedures are also available upon request from a client's account representative and as otherwise displayed on Janus Capital's website (Janus.com).

Proxy Voting Policy Summary

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues
Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues
Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues
Janus reviews executive compensation plans on a case by case basis using research provided by the Proxy Voting Service Provider. Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.


General Corporate Issues
Janus will generally oppose proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Janus will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus will solicit additional research from its proxy voting service provider for proposals outside the scope of the Janus Guidelines.

(Revised December 2004)

As of December 2004
                          Janus Capital Management LLC
                             Proxy Voting Guidelines

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
          a. attend less than 75% of the board and committee meetings without a valid excuse;
          b. ignore shareholder proposals that are approved by a majority of the shares outstanding;
          c. are non-independent directors and sit on the audit, compensation or nominating committees;
          d. are non-independent directors and the board does not have an audit, compensation, or nominating committees; or
          e. are audit committee members and the non-audit fees paid to the auditor are `excessive' (as determined by the Proxy Voting Service).

     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

     9. Janus will generally vote with management regarding proposals to declassify a board.

     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

     Auditors

     11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

     Equity Based Compensation Plans

     Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

     Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

     In addition, Janus will generally oppose plans that:
          a.   provide for repricing of underwater options;
          b. provide for automatic replenishment ("evergreen") or reload options; and/or
          c. create an inconsistent relationship between long term share performance and compensation increases.

     Other Compensation Related Proposals

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.

     15. Janus will generally vote in favor of proposals requiring the expensing of options.

     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     17. Janus will generally oppose proposals regarding the repricing of underwater options.

     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
          a. The parachute should be less attractive than an ongoing employment opportunity with the firm;
          b. The triggering mechanism should be beyond the control of management; and
          c. The amount should not exceed three times base salary plus guaranteed benefits.

     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:
          a. requiring executive officers and directors to hold a minimum amount of stock in the company;
          b. requiring stock acquired through exercised options to be held for a certain period of time; and
          c.   using restricted stock grants instead of options.

     Other Corporate Matters

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     32.  Janus will evaluate plans of reorganization on a case-by-case basis.*

     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     34. Janus will generally vote in favor of proposals regarding changes in company name.

     35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     39. Janus will generally vote in favor of proposals to adopt cumulative voting.

     40. Janus will generally vote in favor of proposals to require that voting be confidential.

     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

     Shareholder Proposals
     Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*


--------------------------------------------------------------------------------
     * All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                          JANUS CAPITAL MANAGEMENT LLC

                             Proxy Voting Procedures
                                  December 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

Investment Accounting Operations Group. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any

_____________
(1) All references to portfolio managers include assistant portfolio managers possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Reporting and Record Retention. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                          LOOMIS SAYLES & COMPANY, L.P.

     Loomis Sayles & Company, L.P. Proxy Voting Policy and Procedure Manual

                                  JUNE 30, 2004
                             AMENDED MARCH 31, 2005

                                                                  CONTENTS


    1     GENERAL                                                                           5
          Introduction
          General Guidelines
          Proxy Committee
          Conflicts of Interest
          Recordkeeping and Disclosure

    2     PROPOSALS USUALLY VOTED FOR                                                      11
          Director Nominees in Uncontested Elections
          Chairman and CEO are the Same Person
          Shareholder Ability to Remove Directors
          Annual Election of Directors
          Shareholder Ability to Alter the Size of the Board
          Independent Audit, Compensation and Nominating Committees
          Ratifying Auditors
          Cumulative Voting
          Fair Price Provisions
          White Squire Placements
          Equal Access
          Stock Distributions: Splits and Dividends
          Blank Check Preferred Authorization
          Adjustments to Par Value of Common Stock
          Share Repurchase Programs
          OBRA-Related Compensation Proposals
          Appraisal Rights
          Changing Corporate Name
          Confidential Voting
          Golden and Tin Parachutes

    3     PROPOSALS USUALLY VOTED AGAINST                                                  14
          Shareholder Ability to Remove Directors
          Staggered Director Elections
          Stock Ownership Requirements
          Term of Office
          Director and Officer Indemnification and Liability Protection
          Shareholder Ability to Call Special Meetings
          Shareholder Ability to Act by Written Consent
          Unequal Voting Rights
          Supermajority Shareholder Vote Requirements
          Charitable and Political Contributions
          Common Stock Authorization


    4     PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE               15

          Compensation Plans
          Stock Option Plans
          Employee Stock Ownership Plans
          401(k) Employee Benefit Plans

    5     PROPOSALS REQUIRING SPECIAL CONSIDERATION                                        16
          Director Nominees in Contested Elections
          Proxy Contest Defenses
          Reimburse Proxy Solicitation Expenses
          Tender Offer Defenses
          Poison Pills
          Greenmail
          Bundled Proposals
          Shareholder Advisory Committees
          Preemptive Rights
          Debt Restructurings
          Shareholder Proposals to Limit Executive and Director Pay State Takeover
          Statutes
          Reincorporation Proposals
          Mergers and Acquisitions
          Corporate Restructuring
          Spin-offs
          Asset Sales
          Liquidations
          Environment and Social issues
               Energy and Environment
               Northern Ireland
               Military Business
               Maquiladora Standards and International Operations Policies
               Third World Debt Crisis
               Equal Employment Opportunity and Discrimination
               Animal Rights
               Product Integrity and Marketing
               Human Resource Issues
          Election of Mutual Fund Trustees
          Mutual Fund Investment Advisory Agreement
          Mutual Fund Fundamental Investment Restrictions
          Mutual Fund Distribution Agreements


1. GENERAL

      A. Introduction.

      Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf or where an IMA (under which Loomis Sayles has discretionary investment authority) is silent on which party has proxy-voting authority. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

      Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

      B. General Guidelines.

      The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

     1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

     2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

     3. Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

     4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client's best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

     5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

     6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

     7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.

     8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

     C. Proxy Committee.

     1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

      2. Duties. The specific responsibilities of the Proxy Committee, include,

         a. to develop, authorize, implement and update these Proxy Voting Procedures, including
                  (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

                  (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

                  (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

         b. to oversee the proxy voting process, including;
                  (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
                  (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and
                  (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

         c. to engage and oversee third-party vendors, including Proxy Voting Services; and

         d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

     3. Standards.

         a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

         b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

     4. Charter.

         The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

      D. Conflicts of Interest.

      Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

      E. Recordkeeping and Disclosure.

      Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include:
      (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

      Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

      Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

      Proxies involving the issues set forth below generally will be voted FOR.

      Director Nominees in Uncontested Elections:
      A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee. B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no lead or presiding director or if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

      Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons unless an independent lead or presiding director has been appointed.

      Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

      Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

      Shareholder Ability to Alter the Size of the Board:
      A. Vote for proposals that seek to fix the size of the board.
      B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

      Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

      Ratifying Auditors:
      A. Generally vote for proposals to ratify auditors.
      B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

      Cumulative Voting: Vote for proposals to permit cumulative voting.

      Fair Price Provisions:
      A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares. B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

      White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

      Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

      Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

      Blank Check Preferred Authorization:
      A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
      B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
      C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

      Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

      Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
      A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
      B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.
      C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
      D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a case-by-case basis.

      Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

      Changing Corporate Name:  Vote for changing the corporate name.

      Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

      Golden and Tin Parachutes:
      A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
      B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

3. PROPOSALS USUALLY VOTED AGAINST

      Proxies involving the issues set forth below generally will be voted AGAINST.

      Shareholder Ability to Remove Directors:
      A. Vote against proposals that provide that directors may be removed only for cause.
      B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

      Staggered Director Elections: Vote against proposals to classify or stagger the board.

      Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

      Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

      Director and Officer Indemnification and Liability Protection:
      A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
      B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

      Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

      Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

      Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

      Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

      Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.


4.       PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

      Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

      Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

      Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide: A. Vote against plans which expressly permit repricing of underwater options. B. Vote against proposals to make all stock options performance based. C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
      D. Vote for proposals that request expensing of stock options.

      Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

      401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

      The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

      Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

      Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

      Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

      Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

      Poison Pills:
      A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. C. Review on a case-by-case basis shareholder proposals to ratify a company's poison pill.

      Greenmail:
      A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

      Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

      Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

      Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

      Shareholder Proposals to Limit Executive and Director Pay:
      A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information. B. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.

      State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

      Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

      Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

      Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

      Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

      Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

      Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or
     (iv) is otherwise appropriate for the issuer.

          Energy and Environment: Proposals that request companies to file the CERES Principles.

          Northern Ireland: Proposals pertaining to the MacBride Principles.

          Military Business: Proposals on defense issues.

          Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

          Third World Debt Crisis: Proposals dealing with third world debt.

          Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

          Animal Rights: Proposals that deal with animal rights.

          Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

          Human Resources Issues: Proposals regarding human resources issues.

      Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

      Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

      Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

      Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004 and March 15, 2005

         Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

                  These policies and procedures include:

                  A.   Voting Guidelines;
                  B.   Administrative Procedures;
                  C.   Monitoring System;
                  D.   Records Retention; and
                  E.   Reports.

     A. VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

                  MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

                  MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

                  As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

                  From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

                  These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

                        2. MFS' Policy on Specific Issues

                  Election of Directors

                  MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

                  MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

                  Classified Boards

                  MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

         Non-Salary Compensation Programs

                  Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

                  MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

                  MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

                  MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

                  MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

                  Expensing of Stock Options

                  While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

                  Executive Compensation

                  MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

                  Employee Stock Purchase Plans

                  MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

                  "Golden Parachutes"

                  From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

                  Anti-Takeover Measures

                  In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

                  MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

                  MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

                  Reincorporation and Reorganization Proposals

                  When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

                                                       Issuance of Stock

                  There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.


                  Repurchase Programs

                  MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
                  Confidential Voting

                  MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.
                  Cumulative Voting
                  MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

                  Written Consent and Special Meetings

                  Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

                  Independent Registered Public Accounting Firm

                  MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

                                                        Best Practices Standards

                  Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

                  Foreign Issuers - Share Blocking

                  In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

                  Social Issues

                  There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

                  The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.


     B.  ADMINISTRATIVE PROCEDURES

     1.   MFS Proxy Review Group

                  The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review
         Group:

          a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

          c. Considers special proxy issues as they may arise from time to time.

                  The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

     2.   Potential Conflicts of Interest

                  The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

                  In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

          c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

                  The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

         3.   Gathering Proxies

                  Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

                  MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

         4. Analyzing Proxies

                  After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(2) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(3)

                  Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

                  As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

                  As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

         5. Voting Proxies

                  After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available
________________
(2) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

(3) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.


         on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.


     C.  MONITORING SYSTEM

                  It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

                  When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.


     D.  RECORDS RETENTION

                  MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.


     E.  REPORTS

MFS Funds

                  Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

                  At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

                  Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.





        [SALOMON BROTHERS ASSET MANAGEMENT INC. TO BE FILED BY AMENDMENT]

                                  T. ROWE PRICE

                                  T. ROWE PRICE
                      PROXY VOTING POLICIES AND PROCEDURES


RESPONSIBILITY TO VOTE PROXIES

         T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

         T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

         Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

         Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

         Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.


         Investment Support Group. The Investment Support Group ("Investment Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

         Proxy Administrator. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.


HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

         In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

         T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.


Vote Determination

         ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

         Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

         Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

         Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

         Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

         Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

         Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

o        Corporate environmental practices;
o        Board diversity;
o        Employment practices and employment opportunity;
o        Military, nuclear power and related energy issues;
o        Tobacco, alcohol, infant formula and safety in advertising practices;
o Economic conversion and diversification; o International labor practices and operating policies;
o        Genetically-modified foods;
o        Animal rights; and
o        Political contributions/activities and charitable contributions.

         Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

         Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

         Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

         Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

         Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

         Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

         On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

         Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

Monitoring and Resolving Conflicts of Interest

         The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

         Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy.

         Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

         Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes issues which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

         T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                        [TRUSCO CAPITAL MANAGEMENT, INC.
                            TO BE FILED BY AMENDMENT]

Proxy voting information for Maxim Series Fund, Inc. will be provided upon request. A copy of Maxim Series Fund, Inc.'s proxy voting policies and procedures, or a copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Maxim Series Fund, Inc. at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

                                     PART C
                                OTHER INFORMATION


Item 23. Exhibits

(a) Articles of Incorporation, are incorporated by reference to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000 (File No. 2-75503), Post-Effective Amendment No. 72 filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 73 filed on December 31, 2001, (File No. 2-75503), Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503), Post-Effective Amendment No. 77 filed on February 14, 2003, (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003, (File No. 2-75503), Post-Effective Amendment No. 80 filed on June 30, 2003, (File No. 2-75503), and Post-Effective Amendment No. 83 filed on August 4, 2004, (File No. 2-75503).


(b) Bylaws are incorporated by reference to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000, (File No. 2-75503). Amended Bylaws to be filed by amendment.


(c) Not Applicable.

(d)(1) Investment Advisory Agreement and all amendments thereto are incorporated by reference to Registrant's Post-Effective Amendment No. 64 to the Registration Statement filed on July 22, 1999, (File No. 2-75503), Post-Effective Amendment No. 76 filed on April 26, 2002, (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003, (File No. 2-75503) and Post-Effective Amendment No. 80 filed on June 30, 2003, (File No. 2-75503).

(d)(2) Sub-Advisory Agreement on behalf of Maxim Ariel MidCap Value Portfolio and amendment thereto are incorporated by reference to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 78 filed on April 11, 2003, (File No. 2-75503).

(d)(3) Sub-Advisory Agreement on behalf of Maxim Ariel Small-Cap Value Portfolio and all amendments thereto is incorporated by reference to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 78 filed on April 11, 2003, (File No. 2-75503).

(d)(4) Form of Sub-Advisory Agreement on behalf of Maxim Stock Index, Maxim Index 600, Maxim Index 400, Maxim Growth Index, Maxim Value Index and Maxim S&P 500 Index(R) Portfolios and amendments are incorporated by reference to Registrant's Post-Effective Amendment No. 78 to its Registration Statement filed on April 11, 2003, (File No. 2-75503) and Post-Effective Amendment No. 80 filed on June 30, 2003, (File No. 2-75503).

(d)(5) Sub-Advisory Agreement on behalf of Maxim INVESCO ADR Portfolio and all amendments thereto are incorporated by reference to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 78 filed on April 11, 2003, (File No. 2-75503).

(d)(6) Sub-Advisory Agreement on behalf of Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios is incorporated by reference to Registrant's Post-Effective Amendment No. 70 to the Registration Statement filed on March 1, 2001, (File No. 2-75503).



 (d)(7) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price Equity/Income Portfolio and all amendments thereto are incorporated by reference to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 83 to its Registration Statement filed on August 4, 2004 (File No. 2-75503).

(d)(8) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price MidCap Growth Portfolio and all amendments thereto are incorporated by reference to Registrant's Post-Effective Amendment No. 55 to the Registration Statement filed on April 30, 1998 (File No. 2-75503), Post-Effective Amendment No. 72 filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 78 filed on April 11, 2003, (File No. 2-75503).

(d)(9) Form of Sub-Advisory Agreement and amendment thereto on behalf of Maxim MFS(R) International Growth Portfolio are incorporated by reference to Registrant's Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003, (File No. 2-75503).

(d)(10) Form of Sub-Advisory Agreement on behalf of Maxim Federated Bond Portfolio is incorporated by reference to Registrant's Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003, (File No. 2-75503).

(d)(11) Form of Sub-Advisory Agreement on behalf of Maxim Janus Large Cap Growth Portfolio and amendment thereto are incorporated by reference to Registrant's Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003, (File No. 2-75503 and Post-Effective Amendment No. 83 to the Registration Statement filed on August 4, 2004 (File No. 2-75503).




(d)(12) Form of Sub-Advisory Agreement on behalf of Maxim Trusco Small-Cap Growth Portfolio to be filed by amendment.

(d)(13) Form of Sub-Advisory Agreement on behalf of Maxim Bernstein International Equity Portfolio to be filed by amendment.

(d)(14) Form of Sub-Advisory Agreement on behalf of Maxim Global Bond Portfolio to be filed by amendment.

(d)(15) Form of Sub-Advisory Agreement on behalf of Maxim Salomon Brothers High Yield Bond Portfolio to be filed by amendment.


(e) Form of Principal Underwriting Agreement is incorporated by reference to Registrant's Post-Effective Amendment No. 76 to the Registration Statement filed on April 26, 2002, (File No. 2-75503).

(f) Not Applicable.

(g) Custody Agreements with The Bank of New York and The JPMorgan Chase Bank are incorporated by reference to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503).

(h) (1) Transfer Agency and Service Agreement is incorporated by reference to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503).

(h)(2) Securities Lending Agreement with The Bank of New York, is incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on March 1, 2002, (File No. 2-75503).

(i) Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000, (File No. 2-75503).

(j) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Not Applicable.

(n) Not Applicable

(o) Not Applicable.

(p)(1) Code of Ethics for the Fund's principal underwriter are incorporated by reference to Post-Effective Amendment No. 78 filed April 11, 2003, (File No. 2-75503).

(p)(2) Code of Ethics for Ariel Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 30 to Ariel Growth Fund's Registration Statement filed on November 23, 2004 (File No. 33-7699).

(p)(3) Code of Ethics for BNY Investment Advisors is incorporated by reference to Post-Effective Amendment no. 15 to Orchard Series Fund's Registration Statement filed on March 26, 2003, (File No. 333-9217).


(p)(4) Code of Ethics for INVESCO Global Asset Management (N.A.), Inc. is incorporated by reference to Post-Effective Amendment No. 33 to AIM International Mutual Funds' Registration Statement filed onDecember 23, 2004, (File No. 33-44611).

(p)(5) Code of Ethics for Loomis, Sayles & Company, L.P. is incorporated by reference to Post-Effective Amendment No. 37 to the Loomis Sayles Funds II's Registration Statement filed on December 2, 2004, (File No. 33-39133).

(p)(6) Code of Ethics for T. Rowe Price Associates, Inc. is incorporated by reference to Post-Effective Amendment No. 10 to T. Rowe Price Corporate Income Fund, Inc.'s Registration Statement filed on September 29, 2004, (File No. 33-62275).


(p)(7) Code of Ethics for Massachusetts Financial Services Company is Incorporated by reference to Post-Effective Amendment No. 53 to MFS Series Trust IX's Registration Statement filed on November 1, 2004, (File No. 2-50409).

(p)(8) Code of Ethics for Federated Investment Management Company is incorporated by reference to Post-Effective Amendment No. 77 to Money Market Obligation Trust's Registration Statement filed on February 25, 2005, (File No. 33-31602).

(p)(9) Code of Ethics for Janus Capital Management LLC is incorporated by reference to the exhibits to Post-Effective Amendment No. 113 to Janus Investment Fund's Registration Statement filed on February 24, 2005, (File No. 2-34393).

(p)(10) Code of Ethics for Salomon Brothers Asset Management Inc is incorporated by reference to Registrant's Post-Effective Amendment No. 83, filed on August 4, 2004, (File No. 2-77503).


(p)(11) Code of Ethics for Trusco Capital Management, Inc. to be filed by amendment.

(p)(12) Code of Ethics for Alliance Capital Management, L.P. to be filed by amendment.

(p)(13) Code of Ethics for Franklin Advisors, Inc. to be filed by amendment.

(p)(15) Maxim Series Fund, Inc. and GW Capital Management, LLC Amended and Restated Code of Ethics for Securities Transactions of Access Persons is incorporated by reference to Registrant's Post-
Effective Amendment No. 85, filed on May 1, 2005 (File No. 2-77503).

Item 24.          Persons Controlled by or under Common Control with Registrant.  [Updated  information to be filed
                  -------------------------------------------------------------
                  by amendment.]



         (State/Country of Organization) - Nature of Business


Power Corporation of Canada (Canada) - Holding and Management Company
   100.0%  - 2795957 Canada Inc. (Canada) - Holding Company
       100.0%  - 171263 Canada Inc. (Canada) - Holding Company
           67.1%  - Power Financial Corporation (Canada) - Holding Company
                74.6%  - Great-West Lifeco Inc. (Canada) - Holding Company
                   100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding Company
                       100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) - Holding Company
                        100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
                        100.0%  - Great-West Life & Annuity Capital I (Delaware) - Business Trust
                       100.0%  - Great-West Life & Annuity Insurance Company (Colorado) - Life and Health Insurance
                           Company
                           100.0%  - First Great-West Life & Annuity Insurance Company (New York) - Life and
                           Health Insurance Company
                           100.0%  - Advised Assets Group, LLC (Colorado) - Investment Adviser
                           100.0% - Alta Health & Life Insurance Company (Indiana) - Life and Health Insurance
                           Company
                                    100.0%  - Alta Agency, Inc. (New York) - Insurance Agency
                           100.0%  - BenefitsCorp, Inc. (Delaware) - Insurance Agency
                                    100.0%  - BenefitsCorp Equities, Inc. (Delaware) - Securities Broker/Dealer
                                    100.0% - BenefitsCorp of Wyoming, Inc. (Wyoming) - Insurance Agency
                           100.0% - Canada Life Insurance Company of America (Michigan) - Life and Health
                           Insurance
                                    Company
                                    100.0% - Canada Life of America Financial Services, Inc. (Georgia) - Securities
                                    Broker/Dealer
                           100.0% - Canada Life Insurance Company of New York (New York) - Life and Health
                           Insurance Company
                           100.0%  - National Plan Coordinators of Delaware, Inc. (Delaware) - Third Party
                           Administrator
                                    100.0%  - NPC Securities, Inc. (California) - Securities Broker/Dealer

                                    100.0%  - P.C. Enrollment Services & Insurance Brokerage, Inc. (Massachusetts)
-                                    Insurance Agency
                           100.0%  - Great-West Healthcare Holdings, Inc. (Colorado) - Holding Company
                                    100.0%  - Great-West Healthcare, Inc. (Vermont) - Network contracting, development and
                                            management
                                    100.0%  - Great-West Healthcare of Arizona, Inc. (Arizona) - Health Care
                                    Services Organization
                                    100.0%  - Great-West Healthcare of California, Inc. (California) - Health
                                    Maintenance Organization
                                    100.0%  - Great-West Healthcare of Colorado, Inc. (Colorado) - Health
                                    Maintenance Organization
                                    100.0%  - Great-West Healthcare of Florida, Inc. (Florida) - Health
                                    Maintenance Organization
                                    100.0%  - Great-West Healthcare of Georgia, Inc. (Georgia) - Health Maintenance
                                    Organization
                                    100.0%  - Great-West Healthcare of Illinois, Inc. (Illinois) - Health
                                    Maintenance Organization
                                    100.0%  - Great-West Healthcare of Indiana, Inc. (Indiana) - Health Maintenance
                                    Organization
                                    100.0%  - Great-West Healthcare of Kansas/Missouri, Inc. (Kansas) - Health
                                    Maintenance Organization
                                    100.0%  - Great-West Healthcare of Massachusetts, Inc. (Massachusetts) -
                                    Health Maintenance Organization
                                    100.0%  - Great-West Healthcare of New Jersey, Inc. (New Jersey) - Health
                                    Maintenance Organization
                                    100.0%  - Great-West Healthcare of North Carolina, Inc. (North Carolina) -
                                    Health Maintenance Organization
                                    100.0%  - Great-West Healthcare of Ohio, Inc. (Ohio) -
                                    Health Insuring Corporation
                                    100.0%  - Great-West Healthcare of Oregon, Inc. (Oregon) -
                                    Health Care Service Contractors
                                    100.0%  - Great-West Healthcare of Pennsylvania, Inc. (Pennsylvania) - Health
                                    Maintenance Organization
                                    100.0%  - Great-West Healthcare of Tennessee, Inc. (Tennessee) - Health
                                    Maintenance Organization
                                    100.0%  - Great-West Healthcare of Texas, Inc. (Texas) - Health Maintenance
                                    Organization
                                    100.0%  - Great-West Healthcare of Washington, Inc. (Washington) -
                                    Health Care Service Contractors

                                    100.0%  - One Orchard Equities, Inc. (Colorado) - Securities Broker/Dealer
                           100.0%  - FASCore, LLC (Colorado) - Third Party Administrator
                           100.0%  - GWL Properties, Inc. (Colorado) - Real Property Corporation

                                    50.0%  - Westkin Properties Ltd. (California) - Real Property Corporation
                           100.0%  - Great-West Benefit Services, Inc.(Delaware) - Leasing Company
                             83.9%  - Maxim Series Fund, Inc. (Maryland) - Investment Company
                           100.0%  - GW Capital Management, LLC (Colorado) - Investment Adviser
                                    100.0%  - Orchard Capital Management, LLC (Colorado) - Investment Adviser
                                    100.0%  - Greenwood Investments, LLC (Colorado) - Securities Broker/Dealer
                           100.0%  - Orchard Trust Company (Colorado) - Trust Company


Item 25. Indemnification.
         ---------------

Registrant's Articles of Incorporation provides as follows:

Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

The General Corporation Laws of the State of Maryland provides:

Indemnification of directors, officers, employees, and agents


(a) Definitions. -- In this section the following words have the meanings indicated.

(1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

(2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(3) "Expenses" include attorney's fees.

(4) "Official capacity" means the following:

      (i) When used with respect to a director, the office of director in the corporation; and

      (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

      (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b) Permitted indemnification of director. --

(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

      (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

         1. Was committed in bad faith; or

         2. Was the result of active and deliberate dishonesty; or

      (ii) The director actually received an improper personal benefit in money, property, or services; or

      (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

      (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3) (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

      (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

      (i) For a proceeding brought to enforce indemnification under this section; or

      (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c) No indemnification of director liable for improper personal benefit. -- A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d) Required indemnification against expenses incurred in successful defense. -- Unless limited by the charter:

(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

      (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

      (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

(3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

(e) Determination that indemnification is proper. --

(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2) Such determination shall be made:

      (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

      (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

      (iii) By the stockholders.

(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f) Payment of expenses in advance of final disposition of action. --

(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

      (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

      (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

(g) Validity of indemnification provision. -- The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h) Reimbursement of director's expenses incurred while appearing as witness. -- This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i) Director's service to employee benefit plan. -- For purposes of this section:

(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j) Officer, employee or agent. -- Unless limited by the charter:

(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k) Insurance or similar protection. --

(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l) Report of indemnification to stockholders. -- Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.


Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------



Registrant's investment adviser, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), which is a wholly-owned subsidiary of The Great-West Life Assurance Company. MCM provides investment advisory services to various unregistered separate accounts of GWL&A and to Great-West Variable Annuity Account A, which is an investment company deregistered pursuant to Section 3(c)(1) of the Investment Company Act of 1940. The directors and officers of MCM have held, during the past two fiscal years, the following positions of a substantial nature.



Name                                Position(s)

S. Mark Corbett                     Manager and Senior Vice
                                    President, MCM; Senior Vice President,
                                    Investments, GWL&A, The Great-West Life
                                    Assurance Company ("Great-West"), Orchard
                                    Trust Company, First Great-West Life &
                                    Annuity Insurance Company ("First GWL&A") and Alta Health & Life Insurance Company
                                    ("AH&L"); Manager, Orchard Capital
                                    Management, LLC.


Mitchell T.G. Graye                 Chairman,  Manager and  President;  MCM;
                                    Executive  Vice  President  and Chief
                                    Financial  Officer  of  GWL&A,  GWL&A
                                    Financial  Inc.,  First  GWL&A and AH&L;
                                    Executive  Vice   President  and  Chief
                                    Financial   Officer,   United  States
                                    Operations,  Great-West;  Executive Vice
                                    President and Chief Operating Officer,
                                    One  Benefits,  Inc.;  Director,  Maxim
                                    Series Fund,  Inc.,  Committee  Member,
                                    Great-West  Variable  Annuity Account A,
                                    Manager and Chairman,  Orchard Capital
                                    Management, LLC; Director and Executive
                                    Vice President, Orchard Trust Company.


Wayne Hoffmann                      Manager and Senior Vice President,
                                    MCM; Senior Vice President, Investments,
                                    GWL&A, Great-West, Orchard Trust Company,
                                    First GWL&A and AH&L; Manager, Orchard
                                    Capital Management, LLC.


D.L. Wooden                         Manager, MCM; Executive Vice
                                    President, Financial Services, GWL&A,
                                    Great-West and First GWL&A; Director,
                                    Chairman, President and Chief Executive
                                    Officer, Orchard Trust Company; Director,
                                    Chairman and President, FASCore, LLC,
                                    Director, BenefitsCorp, Inc. and Manager,
                                    Orchard Capital Management, LLC


Graham McDonald                     Treasurer,  MCM;  Treasurer,  Maxim  Series
                                    Fund,  Inc.,  Great-West  Variable
                                    Annuity  Account  A  and  Orchard  Capital
                                    Management,  LLC;  Vice  President,
                                    Corporate  Finance and  Investment
                                    Operations,  GWL&A;  President,  Great-West
                                    Benefit Services, Inc. and Greenwood
                                    Investments, LLC.


Beverly A. Byrne                    Secretary,  MCM; Vice President,  Counsel
                                    and Associate Secretary,  GWL&A; Vice
                                    President and Counsel,  Great-West and
                                    Orchard Trust Company;  Vice  President,
                                    Counsel and Secretary,  FASCore,  LLC;
                                    Secretary,  Orchard Capital Management,
                                    LLC,  Advised  Assets  Group,  Inc.,  One
                                    Orchard  Equities,  Inc.,  Greenwood
                                    Investments,  LLC, GWFS Equities,  Inc.,
                                    Great-West Variable Annuity Account A,
                                    Maxim Series Fund, Inc., and  BenefitsCorp,
                                    Inc.


Item 27.          Principal Underwriter


(a) Greenwood Investments, LLC serves as the principal underwriter for the Fund.


(b) The principal business address of the directors and officers of Greenwood Investments, LLC named below is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

                                    Positions and Offices              Positions and Officers
         Name                       with Underwriter                   with Registrant
         ------------------         ---------------------              --------------------
         D.G. McLeod                Manager                            None
         G.R. McDonald              Manager and President              Treasurer


         B.A. Byrne                 Secretary                          Secretary
         G.R. Derback               Treasurer                          Controller
         M. Maiers                  Investments Compliance             Assistant Treasurer and Investments
                                    Officer                            Officer Compliance

Item 28.          Location of Accounts and Records

                  All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111; or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111.


Item 29.          Management Services

                  Not applicable.

Item 30.          Undertakings

                  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 86 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Greenwood Village in the State of Colorado on the 24th day of February, 2006.

                                          MAXIM SERIES FUND, INC.
                                                    (Registrant)


                                          By:      /s/ W.T. McCallum
                                             --------------------------------
President (W.T. McCallum)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 86 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                Date


/s/ W.T. McCallum                           President            _______________
------------------------------------
W.T. McCallum                               and Director


/s/ M.T.G. Graye                            Director             _______________
------------------------------------
M.T.G. Graye


/s/ R. P. Koeppe                            Director             _______________
------------------------------------
R.P. Koeppe*


/s/ R. Jennings                             Director             _______________
-----------------------------------
R. Jennings*

/s/ S. Zisman                               Director             _______________
-----------------------------------
S. Zisman*

/s/ G.R. McDonald                           Treasurer            _______________
------------------------------------
G.R. McDonald



*By:     /s/ B.A. Byrne
    -----------------------------------------
     B.A. Byrne
     Attorney-in-fact

Powers of Attorney are incorporated by reference to Registrant's Post-Effective Amendment No. 52 to the Registration Statement filed on June 25, 1997 (File No. 2-77503).